As filed with the Securities and Exchange Commission on August 9, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06511

Regions Morgan Keegan Select Funds

(Exact name of registrant as specified in charter)

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Address of principal executive offices) (Zip code)

Allen B. Morgan, Jr.

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Arthur J. Brown, Esq.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, N.W.

Washington, D.C. 20006

Date of fiscal year end: November 30, 2006

Date of reporting period: May 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report

May 31, 2006

Select

FUNDS

REGIONS MORGAN KEEGAN

An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 877-757-7424. Please read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

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[THIS PAGE INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholder,

We are pleased to present the enclosed semi-annual report for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (each, a “Fund” and collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the six-month period ended May 31, 2006. The portfolio managers will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s unaudited financial statements and each Fund’s portfolio of investments as of May 31, 2006.

As always, we appreciate your continued support of the Regions Morgan Keegan Select family of funds. It is important to stay focused on your long-term investment strategy. Your financial adviser can help you evaluate your portfolio’s performance to ensure that your diversified mix of investments is designed to help generate the long-term performance your goals demand. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs. If you have any questions about the Funds, please call us at 877-757-7424.

Sincerely,

Carter E. Anthony, CFA

President and Chief Investment Officer

Morgan Asset Management, Inc.

July 24, 2006

ABOUT SHAREHOLDER AND FUND EXPENSES

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of expenses on their investments. As a shareholder of a fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption fees; and (2) operating costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. Operating expenses, which are deducted from a fund’s gross income, reduce the investment return of the fund.

A fund’s operating expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 1, 2005 and ending May 31, 2006.

The following table illustrates your Fund’s costs in two ways:

Based on actual fund return.    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled “Expenses Paid During Period.”

Based on hypothetical 5% return.    This section is intended to help you compare your Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on the 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any sales charges (loads) which may be incurred by some of the Fund’s share classes. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

You can find more information about the Fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

ABOUT SHAREHOLDER AND FUND EXPENSES

	Annualized Expense Ratio	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Expenses Paid During Period*

MID CAP GROWTH FUND
Actual
Class A Shares	1.24%	$1,000	$1,066.90	$6.39
Class C Shares	1.99%	1,000	1,064.50	10.24
Class I Shares	0.99%	1,000	1,068.40	5.11
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.24%	$1,000	$1,018.75	$6.24
Class C Shares	1.99%	1,000	1,015.01	10.00
Class I Shares	0.99%	1,000	1,020.00	4.99

GROWTH FUND
Actual
Class A Shares	1.25%	$1,000	$1,012.20	$6.27
Class C Shares	2.00%	1,000	1,009.10	10.02
Class I Shares	1.00%	1,000	1,013.50	5.02
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.25%	$1,000	$1,018.70	$6.29
Class C Shares	2.00%	1,000	1,014.96	10.05
Class I Shares	1.00%	1,000	1,019.95	5.04

CORE EQUITY FUND
Actual
Class A Shares	1.29%	$1,000	$1,007.90	$6.46
Class C Shares[1]	2.04%	1,000	965.60	10.00
Class I Shares	1.04%	1,000	1,008.90	5.21
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.29%	$1,000	$1,018.50	$6.49
Class C Shares[1]	2.04%	1,000	997.91	10.16
Class I Shares	1.04%	1,000	1,019.75	5.24

MID CAP VALUE FUND
Actual
Class A Shares	1.29%	$1,000	$1,017.40	$6.49
Class C Shares	2.04%	1,000	1,012.80	10.24
Class I Shares	1.04%	1,000	1,018.40	5.23
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.29%	$1,000	$1,018.50	$6.49
Class C Shares	2.04%	1,000	1,014.76	10.25
Class I Shares	1.04%	1,000	1,019.75	5.24
*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[1]	Multiplied by 59/365 to reflect the period from the commencement of investment operations on April 3, 2006 to May 31, 2006.

ABOUT SHAREHOLDER AND FUND EXPENSES

	Annualized Expense Ratio	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Expenses Paid During Period*

VALUE FUND
Actual
Class A Shares	1.21%	$1,000	$1,050.60	$6.19
Class C Shares	1.96%	1,000	1,047.00	10.00
Class I Shares	0.96%	1,000	1,052.40	4.91
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.21%	$1,000	$1,018.90	$6.09
Class C Shares	1.96%	1,000	1,015.16	9.85
Class I Shares	0.96%	1,000	1,020.14	4.84

BALANCED FUND
Actual
Class A Shares	1.27%	$1,000	$1,026.50	$6.42
Class C Shares	2.02%	1,000	1,022.70	10.19
Class I Shares	1.02%	1,000	1,027.70	5.16
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.27%	$1,000	$1,018.60	$6.39
Class C Shares	2.02%	1,000	1,014.86	10.15
Class I Shares	1.02%	1,000	1,019.85	5.14

FIXED INCOME FUND
Actual
Class A Shares	0.99%	$1,000	$1,003.70	$4.95
Class C Shares	1.74%	1,000	1,000.00	8.68
Class I Shares	0.74%	1,000	1,005.00	3.70
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.99%	$1,000	$1,020.00	$4.99
Class C Shares	1.74%	1,000	1,016.26	8.75
Class I Shares	0.74%	1,000	1,021.24	3.73

LIMITED MATURITY FIXED INCOME FUND
Actual
Class A Shares	1.06%	$1,000	$1,006.80	$5.30
Class C Shares	1.81%	1,000	1,003.00	9.04
Class I Shares	0.81%	1,000	1,008.50	4.06
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.06%	$1,000	$1,019.65	$5.34
Class C Shares	1.81%	1,000	1,015.91	9.10
Class I Shares	0.81%	1,000	1,020.89	4.08
*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

ABOUT SHAREHOLDER AND FUND EXPENSES

	Annualized Expense Ratio	Beginning Account Value December 1, 2005	Ending Account Value May 31, 2006	Expenses Paid During Period*

INTERMEDIATE TAX EXEMPT BOND FUND
Actual
Class A Shares	0.81%	$1,000	$1,007.10	$4.05
Class C Shares	1.56%	1,000	1,008.10	7.81
Class I Shares	0.56%	1,000	1,008.50	2.80
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.81%	$1,000	$1,020.89	$4.08
Class C Shares	1.56%	1,000	1,017.15	7.85
Class I Shares	0.56%	1,000	1,022.14	2.82

TREASURY MONEY MARKET FUND
Actual
Class A Shares	0.63%	$1,000	$1,018.40	$3.17
Class I Shares[1]	0.58%	1,000	1,005.80	1.90
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.63%	$1,000	$1,021.79	$3.18
Class I Shares[1]	0.58%	1,000	1,006.19	1.90

MONEY MARKET FUND
Actual
Class A Shares	0.90%	$1,000	$1,017.90	$4.53
Class I Shares	0.65%	1,000	1,019.20	3.27
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.90%	$1,000	$1,020.44	$4.53
Class I Shares	0.65%	1,000	1,021.69	3.28
*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[1]	Multiplied by 59/365 to reflect the period from the commencement of investment operations on April 3, 2006 to May 31, 2006.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Mid Cap Growth Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of mid-capitalization companies (i.e., companies whose market capitalization falls within the range tracked by the Russell Mid Cap Growth Index at the time of purchase).

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Common stocks generally provide greater return potential when compared with other types of investments. Mid capitalization and growth stocks typically carry additional risk, since smaller companies generally have higher risk of failure and growth stocks generally have been more susceptible to market, economic and individual company developments and, in each case historically, these stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2006, Regions Morgan Keegan Select Mid Cap Growth Fund’s Class A Shares had a total return of 6.69%, based on net asset value. The Russell Mid Cap Growth Index1, the Fund’s benchmark, had a total return of 4.26% during the same period. The Fund also compared well versus its peers as the Lipper Mid Cap Growth Index2 had a total return of 4.99%.

The Fund’s performance was, as was the case last year, enhanced by an over-weight position in energy stocks which provided about half of the Fund’s return. We continue to believe that the vast underinvestment in the energy infrastructure over the last couple decades has led to a potential bottleneck in energy supply, particularly the availability of ample crude oil and refining capacity. The sector, which is our favorite, however, will likely continue to be volatile due to news events relating to short-term supply, geopolitical developments, weather and negative press.

Individual stocks that performed well during the last six months were: Hansen Natural Corporation, +138%; FMC Technologies, Inc., +62%; Peabody Energy Corporation, +58%; MEMC Electronic Materials, Inc., +56%; and Baker Hughes Incorporated, +50%. Less successful investments were: Powerwave Technologies, Inc., –28%; Skywest, Inc., –22%; Pioneer Natural Resources Company, –20%; and Newpark Resources, Inc., –20%. Percentage gains or losses are for assets that were held in the Fund for the entire six-month period, or for assets that might have been purchased or sold during the period.

As we write this report, the stock market appears to be heading into a consolidation or corrective phase to offset some of the recent gains. While we can’t speculate about how long or how deep this move might be, the underlying fundamentals still appear favorable to us. The market is trading near long-term historical valuations, and stocks appear to offer greater value relative to bonds, according to our valuations methods.

Charles A. Murray, CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David P. McGrath, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
BTU	Peabody Energy Corporation	3.0%	SII	Smith International, Inc.	2.2%
CCJ	Cameco Corporation	2.5%	OII	Oceaneering International	2.1%
LRCX	Lam Research Corporation	2.3%	FTI	FMC Technologies, Inc.	2.0%
MDY	Standard & Poor’s Mid Cap 400 Depository Receipts	2.3%	CTSH	Cognizant Technology Solutions Corporation	1.9%
NEM	Newmont Mining Corporation	2.3%	BHI	Baker Hughes Incorporated	1.9%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Energy	21.2%	Consumer Discretionary	3.9%
Information Technology	19.7%	Industrials	3.9%
Materials	17.6%	Services	3.4%
Financials	10.5%	Utilities	1.8%
Short-Term Investments	9.3%	Consumer Staples	0.5%
Healthcare	8.2%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

1	The Russell Mid Cap Growth Index tracks equity securities of medium-sized companies whose market capitalization falls within the $692 million to $25 billion range. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

2	The Lipper Mid Cap Growth Index is the average return of the 30 largest mid-cap growth funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class A Shares1 from November 30, 1995 to May 31, 2006 compared to the Russell Mid Cap Growth Index2.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class C Shares from the commencement of investment operations on January 7, 2002 to May 31, 2006 compared to the Russell Mid Cap Growth Index2.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Growth Fund—Class I Shares from the commencement of investment operations on June 23, 2004 to May 31, 2006 compared to the Russell Mid Cap Growth Index2.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[3]
CLASS A SHARES[1]**	0.82%	16.05%	6.83%	17.03%	14.90%
(EXCLUDING SALES LOAD)[1]	6.69%	22.81%	8.05%	17.69%	15.40%
CLASS C SHARES***	5.39%	21.22%	N/A	N/A	9.28%
(EXCLUDING CDSC)	6.45%	22.44%	N/A	N/A	9.28%
CLASS I SHARES	6.84%	23.01%	N/A	N/A	14.77%
RUSSELL MID CAP GROWTH INDEX[2]	4.11%	15.61%	4.86%	8.17%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

2	The Russell Mid Cap Growth Index tracks equity securities of medium-sized companies whose market capitalization falls within the $692 million to $25 billion range. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

3	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on June 30, 1993, January 7, 2002 and June 23, 2004, respectively.

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares			Value
Common Stocks–90.7%

		Basic Materials–1.8%
		Gold–1.8%
220,000		Barrick Gold Corporation	$6,734,200

		Consumer Discretionary–3.9%
		Auto Componets–0.7%
80,000	(1)(2)	O’Reilly Automotive, Inc.	2,535,200
		Beverages–0.8%
16,000	(1)(2)	Hansen Natural Corporation	2,957,920
		Media–0.4%
2,000	(2)	The Washington Post Company	1,621,800
		Specialty Retail–2.0%
130,000		Advance Auto Parts, Inc.	4,955,600
60,000	(2)	Michaels Stores, Inc.	2,332,200

		Total	7,287,800

		Total Consumer Discretionary	14,402,720

		Consumer Staples–0.5%
		Food Products–0.5%
50,000		Hormel Foods Corporation	1,795,500

		Total Consumer Staples	1,795,500

		Energy–21.2%
		Energy Equipment & Services–11.8%
140,000		BJ Services Company	5,131,000
80,000		Baker Hughes Incoporated	6,904,000
100,000		GlobalSantaFe Corporation	6,013,000
500,000	(1)(2)	Newpark Resources, Inc.	2,940,000
105,000	(1)(2)	Oceaneering International, Inc.	7,875,000
140,000		Patterson-UTI Energy, Inc.	4,186,000
200,000		Smith International, Inc.	8,192,000
50,000	(1)(2)	Weatherford International Ltd.	2,602,000

		Total	43,843,000

		Nuclear Energy–2.5%
220,000	(2)	Cameco Corporation	9,125,600
		Oil & Gas–6.9%
100,000	(1)	Grant Prideco, Inc.	4,804,000
45,000		Kerr-McGee Corporation	4,808,250
60,000		Murphy Oil Corporation	3,163,800
150,000		Noble Energy, Inc.	6,519,000
60,000	(1)(2)	Plains Exploration and Production Company	2,142,000
100,000		XTO Energy, Inc.	4,122,000

		Total	25,559,050

		Total Energy	78,527,650

		Financials–10.5%
		Asset Management–1.5%
120,000		Ameriprise Financial, Inc.	5,492,400
		Commercial Banks–1.5%
50,000	(2)	Commerce Bancorp, Inc.	1,964,500
80,000	(2)	TCF Financial Corporation	2,136,000
30,000		Wilmington Trust Corporation	1,281,300

		Total	5,381,800

Shares			Value
Common Stocks (continued)
		Diversified Financial Services–2.3%
5,960		Hugoton Royalty Trust	$164,973
60,000	(2)	Midcap Standard & Poors Trust Series 1	8,410,200

		Total	8,575,173

		Insurance–3.6%
110,000	(2)	Arthur J Gallagher & Co.	2,923,800
60,000		W. R. Berkley Corporation	2,062,200
54,000		Radian Group Inc.	3,300,480
72,000	(1)	Wellpoint, Inc.	5,153,760

		Total	13,440,240

		Real Estate–1.6%
70,000		Developers Diversified Realty Corporation	3,580,500
60,000		Weingarten Realty Investors	2,271,600

		Total	5,852,100

		Total Financials	38,741,713

		Healthcare–8.3%
		Biotechnology–1.9%
120,000	(1)	Gilead Sciences, Inc.	6,879,600
		Drug Manufacturer–0.2%
7,757		Allergan, Inc.	735,518
		Healthcare Equipment & Supplies–1.9%
50,000		DENTSPLY International, Inc.	2,990,000
90,000	(1)(2)	Varian Medical Systems, Inc.	4,221,000

		Total	7,211,000

		Healthcare Providers & Services–3.9%
36,000	(1)(2)	Cephalon, Inc.	2,149,920
60,000	(1)	Community Health Systems, Inc.	2,262,000
100,000	(1)	Coventry Health Care, Inc.	5,225,000
50,000	(1)	Health Net, Inc.	2,151,000
100,000	(1)(2)	Millennium Pharmaceuticals, Inc.	856,000
36,000		Omnicare, Inc.	1,668,960

		Total	14,312,880

		Medical Laboratories & Research–0.4%
40,000		Pharmaceutical Product Development, Inc.	1,453,200

		Total Healthcare	30,592,198

		Industrials–3.9%
		Airlines–1.3%
200,000	(2)	SkyWest, Inc.	4,646,000
		Heavy Construction–0.6%
30,000	(1)(2)	Jacobs Engineering Group Inc.	2,340,900
		Industrial Conglomerates–1.1%
120,000		Pentair, Inc.	4,099,200
		Metal Fabrication–0.9%
50,000		United States Steel Corporation	3,319,000

		Total Industrials	14,405,100

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares			Value
Common Stocks (continued)

		Information Technology–19.7%
		Communication Equipment–1.2%
140,000	(1)(2)	Powerwave Technologies, Inc.	$1,370,600
700,000	(1)	Sycamore Networks, Inc.	3,094,000

		Total	4,464,600

		Computers & Peripherals–0.7%
20,000		CDW Corporation	1,118,600
50,000		National Instruments Corporation	1,400,500

		Total	2,519,100

		Diversified Electronics–1.1%
70,000		Amphenol Corporation	3,888,500
		Electronic Equipment & Instruments–1.8%
50,000	(1)	Gen-Probe Incorporated	2,700,000
50,000		Harris Corporation	2,036,000
54,000		Jabil Circuit, Inc.	1,880,280

		Total	6,616,280

		Internet Software & Services–0.7%
25,000	(1)(2)	F5 Networks, Inc.	1,213,000
44,000		GTECH Holdings Corporation	1,520,200

		Total	2,733,200

		Information & Delivery Services–0.5%
28,000	(1)	The Dun & Bradstreet Corporation	2,040,360
		Processing Systems & Products–0.5%
400,000	(1)(2)	Ciena Corporation	1,720,000
		Semiconductor Equipment & Products–10.3%
400,000	(2)	Applied Materials, Inc.	6,764,000
130,000	(1)(2)	Cree, Inc.	3,334,500
126,000	(1)(2)	Cypress Semiconductor Corporation	1,912,680
60,000		KLA-Tencor Corporation	2,462,400
190,000	(1)	Lam Research Corporation	8,510,100
180,000	(2)	Microchip Technology Incorporated	6,174,000
80,000	(1)(2)	Micrel, Incorporated	900,800
260,000	(1)(2)	RF Micro Devices, Inc.	1,885,000
64,000	(1)(2)	Silicon Laboratories Inc.	2,496,640
110,000	(1)(2)	MEMC Electronic Materials, Inc.	3,852,200

		Total	38,292,320

		Software–2.9%
120,000	(1)	Cognizant Technology Solutions Corporation	7,080,000
64,000	(1)(2)	DST Systems, Inc.	3,763,200

		Total	10,843,200

		Total Information Technology	73,117,560

		Materials–15.8%
		Capital Goods–1.4%
60,000		Graco Inc.	2,758,200
40,000		Precision Castparts Corp.	2,305,200

		Total	5,063,400

		Chemicals–0.9%
90,000		Airgas, Inc.	3,446,100

Shares			Value
Common Stocks (continued)
		Construction Materials–1.1%
100,000	(2)	Fastenal Company	$4,300,000
		Metals & Mining–7.0%
80,000		Arch Coal, Inc.	3,868,800
160,000		Newmont Mining Corporation	8,344,000
180,000	(2)	Peabody Energy Corporation	11,221,200
40,000	(1)(2)	RTI International Metals, Inc.	2,402,000

		Total	25,836,000

		Oil & Gas Equipment–5.4%
36,000	(1)(2)	Atwood Oceanics, Inc.	1,755,720
110,000	(1)(2)	FMC Technologies, Inc.	7,341,400
100,000	(1)	Newfield Exploration Company	4,273,000
60,000	(2)	Pioneer Natural Resources Company	2,448,600
130,000	(1)	Southwestern Energy Company	4,199,000

		Total	20,017,720

		Total Materials	58,663,220

		Services–3.4%
		Apparel Stores–0.3%
40,000		Ross Stores, Inc.	1,130,000
		Business Services–0.8%
70,000	(1)(2)	ChoicePoint Inc.	3,115,700
		Medical Equipment Wholesale–0.6%
48,000	(1)(2)	Henry Schein, Inc.	2,212,320
		Personal Serives–0.2%
24,000	(1)(2)	VCA Anatech, Inc.	722,880
		Restaurants–0.6%
45,000	(1)(2)	The Cheesecake Factory Incoporated	1,317,150
20,000	(2)	OSI Restaurant Partners, Inc.	733,600

		Total	2,050,750

		Transportation Services–0.9%
60,000		Ryder System, Inc.	3,241,800

		Total Services	12,473,450

		Utilities–1.7%
		Gas Utilities–1.7%
84,000	(2)	Equitable Resources, Inc.	2,826,600
50,000		Questar Corporation	3,684,500

		Total Utilities	6,511,100

		Total Common Stocks (identified cost $260,742,566)	335,964,411

Mutual Fund–21.1%
43,786,660		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	43,786,660
17,277,869		Fidelity Institutional Money Market Fund	17,277,869
17,277,869		Lehman Brothers Institutional Prime Money Market Fund	17,277,869

		Total Mutual Funds (identified cost $78,342,398)	78,342,398

REGIONS MORGAN KEEGAN SELECT MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares		Value
Certificates of Deposit–5.6%
2,014,860	BNP Paribas Yankee, 4.930%, 10/03/2007 (held as collateral for securities lending)	$2,014,860
3,022,290	Calyon Yankee, 4.930%, 10/03/2007 (held as collateral for securities lending)	3,022,290
3,519,288	Comerica Bank, 5.055%, 7/20/2007 (held as collateral for securities lending)	3,519,288
3,016,118	Deutsche Bank NY, 5.090%, 1/22/2008 (held as collateral for securities lending)	3,016,118
2,504,589	Fortis Bank Yankee, 4.930%, 10/15/2007 (held as collateral for securities lending)	2,504,589
2,502,057	Societe Generale Yankee, 5.026%, 9/21/2007 (held as collateral for securities lending)	2,502,057
2,003,615	Suntrust Bank, 5.026%, 9/14/2007 (held as collateral for securities lending)	2,003,615
2,011,743	Washington Mutual Bank, 5.098%, 4/18/2008 (held as collateral for securities lending)	2,011,743

	Total Certificates of Deposit (identified cost $20,594,560)	20,594,560

	Total Investments–117.4% (identified cost $359,679,524)	434,901,369

	Other Assets and Liabilities– net–(17.4)%	(64,248,746)

	Total Net Assets–100.0%	$370,652,623

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker/dealers. As of May 31, 2006, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Cash Received as Collateral
$64,093,548	$64,381,220

See Note 3 for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets as of May 31, 2006.

(See Accompanying Notes to the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Growth Fund seeks growth of capital and income. The Fund invests in common stocks of companies that are expected to achieve above-average growth in earnings.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Common stocks generally provide greater return potential when compared with other types of investments. Growth style stocks are considered to be more susceptible to developments in the market/economy and the individual company than common stocks in general. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2006, Regions Morgan Keegan Select Growth Fund’s Class A Shares had a total return of 1.22%, based on net asset value. Although the Fund had a positive return, it underperformed its benchmark, the Standard & Poor’s 500 Index1, which had a total return of 2.61% during the same period. The Fund’s return was modestly ahead of the –1.05% return of the Standard & Poor’s Citigroup Growth Index2. Also, and by a greater margin, the Fund performed well versus its peer group, the Lipper Large Cap Growth Index3 which showed an average return of –2.87%.

The Fund’s performance was led by stocks in the energy, industrial and material sectors. The Fund’s primary focus is growth, and a number of companies that benefit from higher commodity prices are categorized as growth stocks. These sectors are not normally associated with growth, but the traditional growth sectors such as consumer discretionary, consumer staples, healthcare and technology all underperformed during the period. A challenge for large-cap growth investors is that a number of stocks in the former growth sectors no longer offer the growth opportunities that they did in the past. So, we are looking for growth where we can find it, and, as of today, we are finding growth in some non-traditional sectors.

Individual stocks that performed well during the last six months were: FMC Technologies, Inc., +62%; Nucor Corporation, +57%; Baker Hughes Incorporated, +50%; Cameco Corporation, +42%; and Citrix Systems, Inc., +38%. Among the poorer performing issues were: Intel Corporation, –32%; Yahoo!, Inc., –28%; UnitedHealth Group, Inc., –27%; and KLA-Tencor Corporation and Genzyme Corporation, both –20%.

The first half of fiscal 2006 has been uninspiring for large-cap stocks as small- and mid-cap stocks continued to show higher returns. Historically, large-cap stocks tend to withstand the pressure of higher short-term interest rates. Should the Federal Reserve continue to raise the Fed Funds Rates, large-cap stocks may begin to show better relative returns.

Charles A. Murray, CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David P. McGrath, CFA Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
JNJ	Johnson & Johnson	4.3%	BHI	Baker Hughes Incorporated	2.7%
SLB	Schlumberger Limited	4.2%	CAT	Caterpillar, Inc.	2.7%
XOM	Exxon Mobile Corporation	3.9%	NEM	Newmont Mining Corporation	2.5%
GILD	Gilead Sciences, Inc.	2.9%	GE	General Electric Company	2.5%
MO	Altria Group, Inc.	2.8%	BJS	BJ Services Company	2.3%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Energy	23.7%	Materials	4.6%
Healthcare	20.1%	Financials	4.5%
Information Technology	15.5%	Capital Goods	2.7%
Consumer Staples	10.6%	Short-Term Investments	2.7%
Industrials	8.5%	Utilities	1.3%
Consumer Discretionary	5.8%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

1	The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

2	The Standard & Poor’s Citigroup Growth Index is a capitalization-weighted index of stocks in the Standard & Poor’s 500 Index having the highest price to book ratios. The index consists of approximately half of the Standard & Poor’s 500 Index on a market capitalization basis. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

3	The Lipper Large Cap Growth Index is the average return of the 30 largest large-cap growth funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class A Shares1 from November 30, 1995 to May 31, 2006 compared to the Standard & Poor’s 500 Index2, a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class C Shares from the commencement of investment operations on January 7, 2002 to May 31, 2006 compared to the Standard & Poor’s 500 Index2, a broad-based market index.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Growth Fund—Class I Shares from the commencement of investment operations on May 19, 2005 to May 31, 2006 compared to the Standard & Poor’s 500 Index2, a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[3]
CLASS A SHARES[1]**	-4.34%	3.50%	0.21%	5.85%	7.31%
(EXCLUDING SALES LOAD)[1]	1.22%	9.53%	1.35%	6.45%	7.74%
CLASS C SHARES***	-0.10%	7.86%	N/A	N/A	1.64%
(EXCLUDING CDSC)	0.91%	8.95%	N/A	N/A	1.64%
CLASS I SHARES	1.35%	9.73%	N/A	N/A	10.34%
STANDARD & POOR’S 500 INDEX[2]	2.61%	8.63%	1.96%	8.34%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

2	The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

3	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on April 20, 1992, January 7, 2002 and May 19, 2005, respectively.

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares			Value
Common Stocks–96.4%

		Capital Goods–2.7%
		Construction Services–2.7%
152,000		Caterpillar Inc.	$11,088,400

		Consumer Discretionary–5.7%
		Hotels Restaurants & Leisure–0.3%
30,000	(1)(2)	Starbucks Corporation	1,069,500
		Multiline Retail–1.3%
30,000		Target Corporation	1,467,600
80,000		Wal-Mart Stores, Inc.	3,876,000

		Total	5,343,600

		Specialty Retail–4.1%
80,000	(2)	Advance Auto Parts, Inc.	3,049,600
160,000		The Home Depot, Inc.	6,099,200
126,000	(2)	Lowe’s Companies, Inc.	7,847,280

		Total	16,996,080

		Total Consumer Discretionary	23,409,180

		Consumer Staples–10.5%
		Beverages–2.2%
150,000		PepsiCo, Inc.	9,069,000
		Food & Staples Retailing–2.8%
160,000		CVS Corporation	4,464,000
84,000	(2)	SYSCO Corporation	2,568,720
112,000		Walgreen Co.	4,547,200

		Total	11,579,920

		Household Products–2.1%
160,000		The Procter & Gamble Company	8,680,000
		Tobacco–3.4%
160,000		Altria Group, Inc.	11,576,000
48,000	(2)	UST Inc.	2,112,480

		Total	13,688,480

		Total Consumer Staples	43,017,400

		Energy–23.5%
		Energy Equipment & Services–13.9%
130,000		Baker Hughes Incorporated	11,219,000
260,000		BJ Services Company	9,529,000
120,000	(2)	GlobalSantaFe Corporation	7,215,600
60,000		Halliburton Company	4,475,400
20,000		Noble Corporation	1,390,600
152,000		Smith International, Inc.	6,225,920
260,000		Schlumberger Limited	17,048,200

		Total	57,103,720

		Nuclear Energy–1.0%
100,000	(2)	Cameco Corporation	4,148,000
		Oil & Gas–8.6%
80,000	(2)	ConocoPhillips	5,063,200
80,000	(1)	FMC Technologies, Inc.	5,339,200
260,000		Exxon Mobil Corporation	15,836,600
50,000	(2)	Noble Energy, Inc.	2,173,000
160,000		XTO Energy Inc.	6,595,200

		Total	35,007,200

		Total Energy	96,258,920

Shares			Value
Common Stocks (continued)

		Financials–4.4%
		Asset Management–1.3%
120,000		Ameriprise Financial, Inc.	$5,492,400
		Consumer Finance–0.9%
70,000		American Express Company	3,805,200
		Diversified Financials–0.1%
9,537		Hugoton Royalty Trust	263,985
		Investment Services–0.6%
30,000		Capital One Financial Corporation	2,483,100
		Insurance–1.5%
100,000		American International Group, Inc.	6,080,000

		Total Financials	18,124,685

		Healthcare–19.9%
		Biotechnology–5.6%
80,000	(1)	Amgen Inc.	5,407,200
90,000	(1)	Genzyme Corporation	5,355,000
210,000	(1)	Gilead Sciences, Inc.	12,039,300

		Total	22,801,500

		Healthcare Equipment & Supplies–1.6%
26,000	(1)	St. Jude Medical, Inc.	886,600
110,000	(2)	Medtronic, Inc.	5,553,900

		Total	6,440,500

		Healthcare Providers & Services–5.5%
30,000	(1)	Caremark Rx, Inc.	1,439,100
120,000	(1)	Coventry Health Care, Inc.	6,270,000
40,000	(2)	Quest Diagnostics Incorporated	2,229,600
200,000		UnitedHealth Group Incorporated	8,792,000
52,000	(1)	Wellpoint Inc.	3,722,160

		Total	22,452,860

		Pharmaceuticals–7.2%
100,000		Abbott Laboratories	4,270,000
292,000		Johnson & Johnson	17,584,240
200,000		Pfizer Inc.	4,732,000
70,000		Wyeth	3,201,800

		Total	29,788,040

		Total Healthcare	81,482,900

		Industrials–8.5%
		Airfreight and Couriers–2.7%
50,000		FedEx Corporation	5,463,500
70,000		United Parcel Service Inc.	5,638,500

		Total	11,102,000

		Industrial Conglomerates–5.8%
70,000		Emerson Electric Co.	5,776,400
300,000		General Electric Company	10,278,000
120,000		United Technologies Corporation	7,502,400

		Total	23,556,800

		Total Industrials	34,658,800

REGIONS MORGAN KEEGAN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares			Value
Common Stocks (continued)

		Information Technology–15.3%
		Communications Equipment–4.3%
400,000	(1)	Cisco Systems, Inc.	$7,872,000
60,000	(1)(2)	Corning Incorporated	1,455,000
80,000		Motorola, Inc.	1,687,200
150,000		QUALCOMM Incorporated	6,781,500

		Total	17,795,700

		Computers & Peripherals–1.1%
30,000	(1)	Apple Computer, Inc.	1,793,100
80,000	(1)(2)	Network Appliance, Inc.	2,560,000

		Total	4,353,100

		Internet Software & Services–1.6%
20,000	(1)	Citrix Systems, Inc.	751,600
400,000	(1)	Oracle Corporation	5,688,000

		Total	6,439,600

		Semiconductor Equipment & Products–6.7%
400,000	(2)	Applied Materials, Inc.	6,764,000
100,000	(1)	Broadcom Corporation	3,379,000
300,000		Intel Corporation	5,406,000
108,000		KLA-Tencor Corporation	4,432,320
100,000	(1)(2)	Lam Research Corporation	4,479,000
90,000		Texas Instruments Incorporated	2,810,700

		Total	27,271,020

		Software–1.6%
300,000		Microsoft Corporation	6,795,000

		Total Information Technology	62,654,420

		Materials–4.6%
		Metals & Mining–4.6%
200,000		Barrick Gold Corporation	6,122,000
200,000		Newmont Mining Corporation	10,430,000
20,000	(2)	Nucor Corporation	2,105,400

		Total Materials	18,657,400

		Utilities–1.3%
		Electric Utilities–1.3%
90,000		TXU Corp.	5,157,000

		Total Common Stocks (identified cost $299,524,695)	394,509,105

Mutual Funds–7.1%
17,831,930		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	17,831,930
5,523,120		Fidelity Institutional Money Market Fund	5,523,120
5,523,120		Lehman Brothers Institutional Prime Money Market Fund	5,523,120

		Total Mutual Funds (identified cost $28,878,170)	28,878,170

Shares		Value
Certificates of Deposit–3.8%
1,511,145	Calyon Yankee, 4.930%, 10/03/2007 (held as collateral for securities lending)	$1,511,145
3,016,532	Comerica Bank, 5.055%, 7/20/2007 (held as collateral for securities lending)	3,016,532
3,016,118	Deutsche Bank NY, 5.090%, 1/22/2008 (held as collateral for securities lending)	3,016,118
2,003,671	Fortis Bank Yankee, 4.930%, 10/15/2007 (held as collateral for securities lending)	2,003,671
2,502,057	Societe Generale Yankee, 5.026%, 9/21/2007 (held as collateral for securities lending)	2,502,057
2,003,615	Suntrust Bank, 5.026%, 9/14/2007 (held as collateral for securities lending)	2,003,615
1,508,807	Washington Mutual Bank, 5.098%, 4/18/2008 (held as collateral for securities lending)	1,508,807

	Total Certificates of Deposit (identified cost $15,561,945)	15,561,945

	Total Investments–107.3% (identified cost $343,964,810)	438,949,220

	Other Assets and Liabilities– net–(7.3)%	(29,926,706)

	Total Net Assets–100.0%	$409,022,514

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker/dealers. As of May 31, 2006, securities subject to this type of arrangement and related collateral were as follows.

Market Value of Securities Loaned	Market Value of Cash Received as Collateral
$33,149,607	$33,393,875

See Note 3 for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets as of May 31, 2006.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Core Equity Fund (formerly Regions Morgan Keegan Select LEADER Growth & Income Fund) seeks long-term growth of capital, current income and growth of income. The Fund typically invests in a combination of growth stocks and value stocks. By investing in a blend of stocks that demonstrate strong long-term earnings potential and undervalued stocks, the Fund seeks to achieve strong returns with less volatility.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Common stocks generally provide greater return potential when compared with other types of investments. Growth style stocks are considered to be more susceptible to developments in the market/economy and the individual company than common stocks in general. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Stock market declines in February and May curtailed returns for investors. Regions Morgan Keegan Select Core Equity Fund’s Class A Shares had a total return of 0.79%, based on net asset value, during the six-month period ended May 31, 2006. The Standard & Poor’s 500 Index1 and the Lipper Large Cap Core Funds Index2, the Fund’s benchmarks, had total returns of 2.61% and 2.38%, respectively, during the same period.

At the start of the year, we witnessed the end of the Greenspan era at the Federal Reserve Bank (the “Fed”). The new Fed chairman, Ben Bernanke, has experienced difficulties out of the starting gate by providing mixed signals to the financial markets. Most recently, indications from Mr. Bernanke and various Fed governors that short-term rates may be raised, perhaps above six percent, sent stocks into a tailspin. The uncertainty of future Fed actions was generally negative for stocks in the financial sector particularly regional banks. For example, our holdings of Wachovia Corporation and U.S. Bancorp underperformed. The Fund’s underweighted position in financials was additive to performance. Our holdings of Wells Fargo & Company and KeyCorp outperformed.

Gilead Sciences, Inc., one of our healthcare holdings, outperformed. Gilead Sciences, Inc. has developed the Tamiflu drug which treats the symptoms of the avian flu with the goal that infected persons would not become fatalities. Despite the headline news for the healthcare industry, the sector underperformed. The pharmaceuticals are mired in litigation and patent issues. Our holdings in healthcare services did well until a round of profit-taking in March. Our holdings CIGNA Corporation and Humana, Inc. along with medical device maker Medtronic, Inc. underperformed.

The energy sector, despite volatility due to geopolitical issues and the threat of disruptions in energy supplies resulting from another active hurricane season, continues to be one of our best performing groups. Tight refining capacity resulted in an above benchmark return for Valero Energy Corporation. Sunoco, Inc., however, underperformed. The integrated companies, ConocoPhillips, Exxon Mobil Corporation and Marathon Oil Corporation out-performed.

The ongoing investigations into backdated options have put technology stock prices into a downward glide path. The uncertainty of the outcome of the various probes and the focus of future dilution of earnings has resulted in poor performance for the sector relative to the benchmark. Technology sector holdings such as Dell, Inc. and Microsoft Corporation, underperformed.

Higher raw material prices as the result of the ongoing global economic expansion translated into gains for stocks in the materials sector. Peabody Energy Corporation and Phelps Dodge Corporation produced the highest returns. An underweighted position in telecommunications was also a drag on performance, as was a slight underweighted position for the industrial sector.

Despite the seemingly negative macro issues, the stock market has some favorable conditions intact which could set the stage for a comeback. Profits are still strong, and the second quarter should still show record earnings for stocks in the

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

Standard & Poor’s 500 Index1. The Fed may actually stop raising rates before economic growth is significantly curtailed. As such, a portfolio of large-cap core stocks is well-suited for such an environment.

Walter A. Hellwig Senior Portfolio Manager Morgan Asset Management, Inc.	John B. Russell Assistant Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
VLO	Valero Energy Corporation	5.1%	BNI	Burlington Northern Santa Fe Corporation	3.6%
SUN	Sunoco, Inc.	4.7%	SU	Sunocor Energy, Inc.	3.4%
COP	ConocoPhillips	4.1%	MO	Altria Group, Inc.	3.3%
BAC	Bank of America Corporation	3.8%	KEY	KeyCorp	3.3%
TXU	TXU Corp.	3.7%	ADM	Archer Daniels Midland	3.1%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Materials	22.7%	Transportation	3.6%
Financials	19.2%	Consumer Discretionary	3.1%
Energy	14.9%	Short-Term Investments	3.1%
Information Technology	12.5%	Healthcare	2.6%
Industrials	6.7%	Services	0.8%
Consumer Staples	6.4%	Preferred Stocks	0.7%
Utilities	3.7%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTIONS

1	The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

2	The Lipper Large-Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 33% of the dollar-weighted median market capitalization of the Standard & Poor’s MidCap 400 Index. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class A Shares from the commencement of investment operations on October 26, 2000 to May 31, 2006 compared to the Standard & Poor’s 500 Index1, a broad-based market index, and the Lipper Large-Cap Core Funds Index2.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

Regions Morgan Keegan Select Core Equity Fund—Class C Shares commenced investment operations on April 3, 2006. A performance chart will be provided after the share class has been in operation for a full year.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Core Equity Fund—Class I Shares from May 31, 1996 to May 31, 2006 compared to the Standard & Poor’s 500 Index1, a broad-based market index, and the Lipper Large-Cap Core Funds Index2.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[3]
CLASS A SHARES[3]**	-4.75%	1.54%	-0.07%	N/A	-1.74%
(EXCLUDING SALES LOAD)	0.79%	7.45%	1.07%	N/A	-0.74%
CLASS C SHARES***	N/A	N/A	N/A	N/A	-3.44%*
(EXCLUDING SALES LOAD)	N/A	N/A	N/A	N/A	-3.44%*
CLASS I SHARES	0.89%	7.69%	1.33%	7.52%	9.25%
STANDARD & POOR’S 500 INDEX[1]	2.61%	8.63%	1.96%	8.34%	N/A
LIPPER LARGE-CAP CORE FUNDS INDEX[2]	2.38%	9.39%	1.12%	7.18%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

2	The Lipper Large-Cap Core Funds Index consists of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 33% of the dollar-weighted median market capitalization of the Standard & Poor’s MidCap 400 Index. It is not possible to invest directly in an index.

3	The Fund began operations on February 18, 2005 as the successor to a substantially similar investment company. On that date, the Fund merged with LEADER Growth & Income Fund, a series of LEADER Mutual Funds, and assumed that portfolio’s operating history and performance record. The Fund’s performance prior to February 18, 2005 is that of the Fund’s predecessor, the inception date of which was October 26, 2000 (Class A Shares) and September 1, 1994 (Class I Shares). For periods prior to the commencement of operations of the predecessor fund’s Class A Shares, performance information for that class is based on the performance of that fund’s Class I Shares, which would have substantially similar annual returns compared to the Class A Shares because the Class I Shares were invested in the same portfolio of securities. The performance information assumes reinvestment of dividends and other distributions and, for periods prior to February 18, 2005, has been adjusted to reflect fees and expenses paid by the predecessor fund’s Class A Shares. Effective April 1, 2006, Regions Morgan Keegan Select LEADER Growth & Income Fund changed its name to Regions Morgan Keegan Select Core Equity Fund. The Fund’s Class C Shares commenced investment operations on April 3, 2006.

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares			Value
Common Stocks–96.3%

		Consumer Discretionary–3.1%
		Retail–3.1%
35,000		Lowe’s Companies, Inc.	$2,179,800
20,000		J. C. Penney Company, Inc.	1,215,200

		Total	3,395,000

		Total Consumer Discretionary	3,395,000

		Consumer Staples–6.4%
		Food Products–3.1%
80,000		Archer Daniels Midland	3,325,600
		Tobacco–3.3%
50,000		Altria Group, Inc.	3,617,500

		Total Consumer Staples	6,943,100

		Energy–14.9%
		Energy Equipment & Services–14.9%
15,000	(1)	National Oilwell Varco, Inc.	990,900
30,000		Schlumberger Limited	1,967,100
75,000		Sunoco, Inc.	5,144,250
48,000	(1)	Weatherford International Ltd.	2,497,920
90,000		Valero Energy Corporation	5,521,500

		Total Energy	16,121,670

		Financial–19.2%
		Financial Services & Banking–13.4%
85,000		Bank of America Corporation	4,114,000
25,000		Countrywide Financial Corporation	957,000
60,000		JPMorgan Chase & Co.	2,558,400
100,000		KeyCorp	3,572,000
36,600		Mellon Financial Corporation	1,324,188
30,200		Wells Fargo & Company	2,004,374

		Total	14,529,962

		Insurance–1.4%
30,000		Loews Corporation	1,019,400
10,000		MetLife, Inc.	514,700

		Total	1,534,100

		Investment Services–4.4%
10,000		The Bear Stearns Companies Inc.	1,337,500
45,000	(1)	E*TRADE Financial Corporation	1,092,150
15,000		The Goldman Sachs Group, Inc.	2,264,250

		Total	4,693,900

		Total Financial	20,757,962

		Healthcare–2.7%
		Biotechnology–2.7%
50,000	(1)	Gilead Sciences, Inc.	2,866,500

		Industrials–6.7%
		Aerospace & Defense–2.1
15,000		Lockheed Martin Corporation	1,087,350
25,000		Raytheon Company	1,146,250

		Total	2,233,600

		Industrial Conglomerates–1.4%
25,000		United Technologies Corporation	1,563,000

Shares			Value
Common Stocks (continued)
		Machinery–3.2%
15,000		Cummins, Inc.	$1,653,150
25,000		Caterpillar Inc.	1,823,750

		Total	3,476,900

		Total Industrials	7,273,500

		Information Technology–12.5%
		Communications Equipment–5.2%
75,000	(1)	Cisco Systems, Inc.	1,476,000
125,000	(1)	Corning Incorporated	3,031,250
25,000		QUALCOMM Incorporated	1,130,250

		Total	5,637,500

		Electronic Equipment & Instruments–1.1%
20,000		Thomas & Betts Corporation	1,150,000
		Computers & Peripherals–1.1%
20,000	(1)	Apple Computer, Inc.	1,195,400
		Semiconductor Equipment & Products–5.1%
100,000		Applied Materials, Inc.	1,691,000
40,000	(1)	Broadcom Corporation	1,351,600
30,000	(1)	Freescale Semi	936,300
60,000		National Semiconductor Corporation	1,540,800

		Total	5,519,700

		Total Information Technology	13,502,600

		Materials–22.7%
		Chemicals–0.9%
15,000		Ashland Inc.	937,500
		Metals & Mining–9.4%
30,000		Arch Coal, Inc.	1,450,800
23,000		Allegheny Technologies Incorporated	1,463,490
20,000		Fording Canadian Coal Trust	700,000
10,000	(1)	streetTRACKS Gold Shares	641,400
20,000		Newmont Mining Corporation	1,043,000
30,000		Peabody Energy Corporation	1,870,200
35,000		Phelps Dodge Corporation	2,999,150

		Total	10,168,040

		Oil & Gas–12.4%
70,000		ConocoPhillips	4,430,300
25,000		Exxon Mobil Corporation	1,522,750
10,000		Marathon Oil Corporation	750,500
15,000		Occidental Petroleum Corporation	1,486,350
45,000		Suncor Energy, Inc.	3,650,850
20,000	(1)	Transocean Inc.	1,627,400

		Total	13,468,150

		Total Materials	24,573,690

		Services–0.8%
		Business Services–0.8%
2,000		Chicago Mercantile Exchange Holdings Inc.	882,600

		Transportation–3.6%
		Railroads–3.6%
50,000		Burlington Northern Santa Fe Corporation	3,870,500

REGIONS MORGAN KEEGAN SELECT CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares		Value

	Utilities–3.7%
	Electric Utilities–3.7%
70,000	TXU Corp.	$4,011,000

	Total Common Stocks (identified cost $77,161,687)	104,198,122

Preferred Stocks–0.7%

	Financial–0.7%
30,000	Harris Preferred Capital, Series A, 7.375%	753,000

	Total Preferred Stocks (identified cost $750,000)	753,000

Mutual Funds–3.1%
1,656,953	Fidelity Institutional Money Market Fund	1,656,953
1,656,953	Lehman Brothers Institutional Prime Money Market Fund	1,656,953

	Total Mutual Funds (identified cost $3,313,906)	3,313,906

	Total Investments–100.1% (identified cost $81,225,593)	108,265,028

	Other Assets and Liabilities– net–(0.1)%	(101,706)

	Total Net Assets–100.0%	$108,163,322

(1)	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets as of May 31, 2006.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Mid Cap Value Fund seeks long-term capital appreciation. The Fund invests its assets primarily in equity securities of companies with mid-capitalizations (i.e., companies whose market capitalization fall within the range tracked by the Russell Mid Cap Value Index at the time of purchase) that are judged by the Adviser to be undervalued.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Common stocks generally provide greater return potential when compared with other types of investments. Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2006, Regions Morgan Keegan Select Mid Cap Value Fund’s Class A Shares had a total return of 1.74%, based on net asset value, versus the Fund’s benchmark, the Russell Mid Cap Value Index1, total return of 7.42% during the same period. For December 2005 and much of the first quarter of 2006, market performance was largely driven by the energy and utilities sectors. In April and May of 2006, however, we began to observe a “broadening” of investor interest across multiple sectors and industries along with increased investor concern about the U.S. macroeconomic environment. Fund performance for the six-month period as a whole was impacted by underperforming stocks within the consumer discretionary, information technology, and healthcare sectors.

From a sector perspective, the Fund’s holdings in the industrials and energy areas were key contributors to overall performance. With respect to specific stocks, the Fund benefited from strong contributions by Manpower, Inc., Steelcase, Inc., Universal Compression Holdings, Inc., and The Brink’s Company. Manpower, Inc., a leading operator in the employment services industry, has seen its share price appreciate sharply on strength in its U.S. businesses and robust European demand as these important global economies strengthen. Steelcase, Inc., a global leader in the design and manufacturing of office furniture, has experienced share price appreciation on improved year-over-year revenue and profitability. One of the new value opportunities identified for the Fund in 2006 is Universal Compression Holdings, Inc., a natural gas compression company that we feel has strong fundamentals. The Brink’s Company, which provides global secure transportation, residential alarm services, and cash management services, has seen its share price appreciate on significant improvement in profit margins in the U.S. and South America.

Fund holdings that most adversely impacted performance were observed in the consumer discretionary sector, particularly our media stocks, as well as healthcare and information technology sectors. Shares of Radio One, Inc. have continued to be negatively impacted by a still-weak advertising market in general. As a result, we exited our position to focus on media and other holdings with more attractive risk/return profiles. Royal Caribbean Cruises, Ltd.’s share price has largely been pressured by higher oil prices and concerns about consumer spending trends. Shares of Fair Isaac Corporation, a leading developer of credit scoring systems, have declined on investor concerns that a new alliance among the nation’s three major consumer credit bureaus could adversely impact Fair Isaac Corporation’s business. We are closely re-evaluating Fair Isaac Corporation’s prospects in the new competitive environment. Dendrite International, Inc., a leading marketer of clinical and compliance solutions and services to global pharmaceutical and other life science companies, experienced a less than expected rate of growth. Therefore, we decided to exit our position to focus on other holdings with more attractive risk/return profiles.

While we are not pleased with the Fund’s performance for the six-month period, we are encouraged by the current positioning of the Fund. Following a challenging 2005, we have broadened our investment exposure and reduced the Fund’s weighting in media to focus on what we consider to be the most attractive portfolio companies. This should

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

bode well for the Fund as we have observed a “broadening” of investor interests across multiple sectors and industries as 2006 has progressed. In the near term, however, there is likely to continue to be a lot of market volatility. Given concerns about rising interest rates, record energy prices, and the slowing of the wealth effect from housing, U.S. consumer spending will be a particularly important test of market sentiment the rest of the year. As a result, we believe our emphasis on quality companies with strong business franchises will likely serve us well in a sideways or volatile market. Finally, the private equity market continues to be robust and company buy-outs and/or mergers remain strong. This is encouraging for our value-oriented style of investing, particularly for small- and mid-cap companies where shareholder activism in many instances may lead to additional merger and acquisition activity.

Eric T. McKissack, CFA
Chief Investment Officer
Channing Capital Management, LLC

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
RX	IMS Health Incorporated	4.7%	BCO	The Brink’s Company	3.7%
HET	Harrah’s Entertainment, Inc.	4.2%	RCL	Royal Caribbean Cruises, Ltd	3.2%
MKL	Markel Corporation	4.1%	RSG	Republic Services, Inc.	3.2%
TRB	Tribune Company	4.1%	BDK	The Black & Decker Corporation	3.1%
SCS	Steelcase, Inc	3.9%	TSG	Sabre Holdings Corporation	3.1%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Financials	27.5%	Healthcare	9.3%
Consumer Discretionary	19.5%	Consumer Staples	5.2%
Industrials	13.3%	Short-Term Investments	3.3%
Services	9.4%	Materials	3.1%
Information Technology	9.4%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

1	The Russell Mid Cap Value Index tracks equity securities of medium-sized companies whose market capitalization falls within the $660 million to $27 billion range. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class A Shares1 from the commencement of investment operations on December 9, 2002 to May 31, 2006 compared to the Russell Mid Cap Value Index2.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class C Shares from the commencement of investment operations on December 9, 2002 to May 31, 2006 compared to the Russell Mid Cap Value Index2.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Mid Cap Value Fund—Class I Shares from the commencement of investment operations on May 10, 2005 to May 31, 2006 compared to the Russell Mid Cap Value Index2.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[3]
CLASS A SHARES[1]**	-3.86%	2.90%	11.86%
(EXCLUDING SALES LOAD)[1]	1.74%	8.88%	13.69%
CLASS C SHARES***	0.27%	7.12%	13.12%
(EXCLUDING CDSC)	1.28%	8.20%	13.12%
CLASS I SHARES	1.84%	9.08%	10.30%
RUSSELL MID CAP VALUE INDEX[2]	7.42%	17.29%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund.

2	The Russell Mid Cap Value Index tracks equity securities of medium-sized companies whose market capitalization falls within the $660 million to $27 billion range. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

3	The Fund’s Class A Shares and Class C Shares commenced investment operations on December 9, 2002 and the Fund’s Class I Shares commenced investment operations on May 10, 2005.

REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares			Value
Common Stocks–96.8%

		Basic Materials–3.0%
		Oil & Gas Equipment & Services–1.5%
20,000	(1)(2)	Universal Compression Holdings, Inc.	$1,162,400
		Specialty Chemicals–1.5%
46,600		Compass Minerals International, Inc.	1,187,368

		Total Basic Materials	2,349,768

		Consumer Discretionary–19.6%
		Hotels, Restaurants & Leisure –7.5%
42,864		Harrah’s Entertainment, Inc.	3,259,379
65,500		Royal Caribbean Cruises Ltd.	2,494,240

		Total	5,753,619

		Household Durables–3.1%
27,600		The Black & Decker Corporation	2,400,096
		Media–9.0%
203,000	(1)(2)	The Interpublic Group of Companies, Inc.	1,934,590
19,300		Omnicom Group, Inc.	1,835,623
105,100	(2)	Tribune Company	3,136,184

		Total	6,906,397

		Total Consumer Discretionary	15,060,112

		Consumer Staples–5.2%
		Drug Stores–2.9%
78,900		CVS Corporation	2,201,310
		Food Products–2.3%
42,300	(2)	H. J. Heinz Company	1,791,405

		Total Consumer Staples	3,992,715

		Financials–27.5%
		Asset Management–2.0%
16,900	(1)(2)	Affliated Managers Group, Inc.	1,524,380
		Banks–2.9%
48,900	(2)	Marshall & Isley Corporation	2,217,126
		Commercial Services–2.7%
58,200		Equifax Inc.	2,099,856
		Insurance–12.2%
79,600		Assured Guaranty Ltd.	1,982,836
55,100	(2)	Aon Corporation	1,964,315
9,300	(1)(2)	Markel Corporation	3,141,075
40,300	(2)	MBIA Inc.	2,302,339

		Total	9,390,565

		Investment Services–7.7%
107,900		Janus Capital Group Inc.	1,943,279
19,800		Legg Mason, Inc.	1,899,414
26,400		T Rowe Price Group, Inc.	2,088,240

		Total	5,930,933

		Total Financials	21,162,860

		Healthcare–9.3%
		Healthcare Equipment & Supplies–4.7%
132,800		IMS Health Incorporated	3,582,944
		Healthcare Providers & Services–2.3%
47,400	(1)(2)	Lincare Holdings Inc.	1,768,020
		Pharmaceuticals–2.3%
38,800		Omnicare, Inc.	1,798,768

		Total Healthcare	7,149,732

Shares			Value
Common Stocks (continued)

		Industrials–13.4%
		Commercial Services & Supplies–13.4%
52,200		The Brink’s Company	$2,868,390
27,000	(1)	The Dun & Bradstreet Corporation	1,967,490
59,800	(2)	Republic Services, Inc.	2,439,840
161,700	(2)	Steelcase Inc.	2,997,918

		Total Industrials	10,273,638

		Information Technology–9.4%
		Internet Software & Services–3.1%
111,900		Sabre Holdings Corporation	2,394,660
		IT Consulting & Services–2.3%
62,900		Accenture Ltd	1,770,635
		Software–1.9%
80,100		Jack Henry & Associates, Inc.	1,502,676
		Telecommunication Services–2.1%
48,700	(2)	Commonwealth Telephone Enterprises, Inc.	1,609,535

		Total Information Technology	7,277,506

		Services–9.4%
		Business Services–4.0%
50,100		ARAMARK Corporation	1,640,775
40,700		Fair Isaac Corp.	1,447,699

		Total	3,088,474

		Industrial Equipment Wholesale–2.8%
56,200		Airgas, Inc.	2,151,898
		Staffing & Outsourcing Services–2.6%
30,900		Manpower Inc.	2,034,147

		Total Services	7,274,519

		Total Common Stocks (identified cost $61,569,264)	74,540,850

Mutual Funds–28.4%
19,383,229		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	19,383,229
1,258,427		Fidelity Institutional Money Market Fund	1,258,427
1,258,430		Lehman Brothers Institutional Prime Money Market Fund	1,258,430

		Total Mutual Funds (identified cost $21,900,086)	21,900,086

		Total Investments–125.2% (identified cost $83,469,350)	96,440,936

		Other Assets and Liabilities– net–(25.2)%	(19,307,073)

		Total Net Assets–100.0%	$77,133,863

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker/dealers. As of May 31, 2006, securities subject to this type of arrangement and related collateral were as follows.

Market Value of Securities Loaned	Market Value of Cash Received as Collateral
$18,994,127	$19,383,229

See Note 3 for additional information about securities lending.

Note: The categories of investments are shown as a percentage of total net assets as of May 31, 2006.

(See Accompanying Notes to the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT VALUE FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Value Fund seeks income and growth of capital. The Fund invests in common and preferred stocks according to a sector-weighting strategy in which attractive market valuation levels are assigned priority over prospects for future earnings growth.

INVESTMENT RISKS:    Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Common stocks generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Although the stock market has been under attack from a multitude of directions, the value style of investing has provided a safe harbor. For the six-month period ended May 31, 2006, Regions Morgan Keegan Select Value Fund’s Class A Shares produced a total return of 5.06%, based on net asset value, versus the Fund’s benchmark, the Standard & Poor’s 500 Citigroup Value Index1, which had a total return of 6.47% during the same period.

At the start of the year, we witnessed the end of the Greenspan era at the Federal Reserve Bank (the “Fed”). The new Fed chairman, Ben Bernanke, has experienced difficulties out of the starting gate by providing mixed signals to the financial markets. Most recently, indications from Mr. Bernanke and various Fed governors that short-term rates may be raised, perhaps above six percent, sent stocks into a tailspin. If short-term rates rise to the extent that the yield curve inverts significantly (short-term rates would be higher than long-term rates), a recession in the United States might occur. The uncertainty of future Fed actions was generally negative for stocks in the financial sector particularly regional banks. For example, our holdings of Wachovia Corporation and U.S. Bancorp underperformed the Fund’s benchmark. The Fund’s underweighted position in financials was additive to performance. Our holdings with significant exposure to investment banking such as The Goldman Sachs Group, Inc. and JP Morgan Chase & Co. out-performed.

Despite the headline news for the healthcare industry, the sector underperformed. The pharmaceuticals are mired in litigation and patent issues. Our holdings in healthcare services did well until a round of profit-taking in March. Some of the profit taking may have resulted from uncertainty regarding profitability for the companies from the Plan D drug program for senior citizens, as some investors thought that the providers may have spent too much to acquire the accounts. Our larger holdings Aetna, Inc. and CIGNA Corporation both underperformed the Fund’s benchmark.

The energy sector, despite volatility due to geopolitical issues and the threat of disruptions in energy supplies resulting from another active hurricane season, continues to be one of our best performing groups. The oil service stocks were the stellar performers with Transocean, Inc. and Diamond Offshore significantly outpacing the Fund’s benchmark. The integrated companies, Chevron Corporation, ConocoPhillips, and Exxon Mobil Corporation, slightly underperformed. Because of the warm winter, natural gas companies did poorly. Apache Corporation underperformed and produced a slightly negative return. As the election uncertainty unfolds, and the probability of a change of congressional control seems to increase, investors are worried about the return of a windfall profits tax for large energy companies. Some analysts think the low price/earnings ratios (PEs) of the large integrated oil companies reflect that risk. For example, the PEs of some of our energy holdings are: ConocoPhillips, 6; Chevron Corporation, 8; and Exxon Mobil Corporation, 10.

The ongoing investigations into backdated options have put technology stock prices into a downward glide path. The uncertainty of the outcome of the various probes and the focus of future dilution of earnings has resulted in poor performance for the sector relative to the Fund’s benchmark. Technology sector holdings, such as National Semiconductor Corporation and Motorola, Inc., underperformed.

Higher raw material prices as the result of the ongoing global economic expansion translated into gains for stocks in the materials sector, which was the Fund’s best performer, as every holding outperformed the Fund’s benchmark. Peabody Energy Corporation and Phelps Dodge Corporation produced the highest returns. An underweighted position in telecommunications was also a drag on performance. Industrial sector holdings were additive to performance.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

The macro issues that have been in place for the past six months continue. A portfolio of large-cap value stocks is well-suited for such an environment. Our holdings are positioned to take advantage of the events or combination of events that may transpire.

Walter A. Hellwig Senior Portfolio Manager Morgan Asset Management, Inc.	Virginia A. McKewen Assistant Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
COP	ConocoPhillips	3.8%	LEH	Lehman Brothers Holdings, Inc.	2.9%
BTU	Peabody Energy Corporation	3.7%	BAC	Bank of America Corporation	2.9%
MO	Altria Group, Inc.	3.6%	RIG	Transocean, Inc.	2.6%
TM	Toyota Motor Corporation	3.2%	MON	Monsanto Company	2.5%
GS	The Goldman Sachs Group, Inc.	3.0%	VZ	Verizon Communications, Inc.	2.5%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Materials	26.3%	Consumer Goods	5.7%
Financials	18.6%	Insurance	5.0%
Information Technology	11.8%	Consumer Staples	3.6%
Energy	11.0%	Services	2.9%
Short-Term Investments	6.9%	Utilities	2.3%
Industrials	5.9%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

1	The Standard & Poor’s 500 Citigroup Value Index is a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 market capitalization and is comprised of those companies with value characteristics based on a series of ratios. (The Standard & Poor’s 500 Barra Value Index, which the Fund has used in the past as its benchmark, ceased to exist on June 30, 2006. The Standard & Poor’s 500 Barra Value Index was also a sub-index of the Standard & Poor’s 500 Index represents 50% of the Standard & Poor’s 500 Index market capitalization and was comprised of those companies with lower price-to-book ratios.) The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class A Shares1 from May 31, 1996 to May 31, 2006 compared to the Standard & Poor’s 500 Citigroup Value Index2, a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class C Shares from the commencement of investment operations on February 21, 2002 to May 31, 2006 compared to the Standard & Poor’s 500 Citigroup Value Index2, a broad-based market index.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Value Fund—Class I Shares from the commencement of investment operations on June 16, 2004 to May 31, 2006 compared to the Standard & Poor’s 500 Citigroup Value Index2, a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[3]
CLASS A SHARES[1]**	-0.72%	9.06%	1.66%	6.10%	8.14%
(EXCLUDING SALES LOAD)[1]	5.06%	15.40%	2.82%	6.70%	8.68%
CLASS C SHARES***	3.66%	13.49%	N/A	N/A	5.82%
(EXCLUDING CDSC)	4.70%	14.63%	N/A	N/A	5.82%
CLASS I SHARES	5.24%	15.71%	N/A	N/A	13.01%
STANDARD & POOR’S 500 CITIGROUP VALUE INDEX[2]	6.47%	15.32%	5.93%	9.23%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

2	The Standard & Poor’s 500 Citigroup Value Index is a sub-index of the Standard & Poor’s 500 Index representing 50% of the Standard & Poor’s 500 market capitalization and is comprised of those companies with value characteristics based on a series of ratios. (The Standard & Poor’s 500 Barra Value Index, which the Fund has used in the past as its benchmark, ceased to exist on June 30, 2006. The Standard & Poor’s 500 Barra Value Index was also a sub-index of the Standard & Poor’s 500 Index represents 50% of the Standard & Poor’s 500 Index market capitalization and was comprised of those companies with lower price-to-book ratios and had the same returns for the periods shown as the Standard & Poor’s 500 Citigroup Value Index.) Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

3	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 19, 1994, February 21, 2002 and June 16, 2004, respectively.

REGIONS MORGAN KEEGAN SELECT VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares			Value
Common Stocks–93.0%

		Basic Materials–1.6%
		Gold–1.6%
20,000	(1)	streetTRACKS Gold Shares	$1,282,800
50,000		Newmont Mining Corporation	2,607,500

		Total Basic Materials	3,890,300

		Consumer Goods–5.7%
		Auto Manufacturers–3.2%
75,000		Toyota Motor Corp.	8,053,500
		Food–Major Diversified–2.5%
150,000		Archer Daniels Midland	6,235,500

		Total Consumer Goods	14,289,000

		Consumer Staples–3.6%
		Tobacco–3.6%
125,000		Altria Group, Inc.	9,043,750

		Energy–11.0%
		Oil & Gas–11.0%
80,000		Apache Corporation	5,190,400
50,000		Chevron Corporation	2,989,500
150,000		ConocoPhillips	9,493,500
65,000		Exxon Mobil Corporation	3,959,150
100,000		Valero Energy Corporation	6,135,000

		Total Energy	27,767,550

		Financials–18.5%
		Asset Management–4.3%
70,000		Ameriprise Financial, Inc.	3,203,900
25,000		Franklin Resources, Inc.	2,248,750
100,000		Principal Financial Group, Inc.	5,465,000

		Total	10,917,650

		Banks–8.3%
151,000		Bank of America Corporation	7,308,400
110,000		Citigroup Inc.	5,423,000
100,000		U.S. Bancorp	3,087,000
75,000		Wells Fargo & Company	4,977,750

		Total	20,796,150

		Investment Services–5.9%
50,000		The Goldman Sachs Group, Inc.	7,547,500
110,000		Lehman Brothers Holdings Inc.	7,327,100

		Total	14,874,600

		Total Financials	46,588,400

		Insurance–5.0%
		Life Insurance–0.6%
20,000		Prudential Financial, Inc.	1,523,000
		Property & Casualty Insurance–4.4%
75,000		ACE Limited	3,882,750
35,000		American International Group, Inc.	2,128,000
150,000		Loews Corporation	5,097,000

		Total	11,107,750

		Total Insurance	12,630,750

Shares			Value
Common Stocks (continued)

		Industrials–5.9%
		Aerospace/Defense–1.7%
100,000		Goodrich Corporation	$4,263,000
		Machinery–4.2%
50,000		Caterpillar Inc.	3,647,500
92,000		Ingersoll-Rand Company Limited	4,012,120
55,000		Joy Global Inc.	2,955,700

		Total	10,615,320

		Total Industrials	14,878,320

		Information Technology–11.8%
		Communication Equipment–2.6%
150,000	(1)	Corning Incorporated	3,637,500
200,000	(1)	Tellabs, Inc.	2,860,000

		Total	6,497,500

		Computers & Peripherals–1.3%
55,000	(1)	Apple Computer, Inc.	3,287,350
		Internet Information Providers–0.3%
2,000	(1)	Google Inc.	743,640
		Semiconductor Equipment & Products–5.1%
265,000		Applied Materials, Inc.	4,481,150
125,000	(1)	Freescale Semiconductor, Inc.	3,901,250
170,000		National Semiconductor Corporation	4,365,600

		Total	12,748,000

		Telecom Services–2.5%
200,000		Verizon Communications Inc.	6,242,000

		Total Information Technology	29,518,490

		Materials–24.7%
		Construction Materials–2.2%
70,000		Vulcan Materials Company	5,463,500
		Independent Oil & Gas–5.0%
90,000		EnCana Corporation	4,548,600
60,000	(1)	Southwestern Energy Company	1,938,000
75,000		Suncor Energy Inc.	6,084,750

		Total	12,571,350

		Metals & Mining–4.9%
150,000		Peabody Energy Corporation	9,351,000
35,000		Phelps Dodge Corporation	2,999,150

		Total	12,350,150

		Oil & Gas Drilling & Exploration–6.4%
35,000		Diamond Offshore Drilling, Inc.	3,000,900
15,000		Halliburton Company	1,118,850
85,000		Schlumberger Limited	5,573,450
80,000	(1)	Transocean Inc.	6,509,600

		Total	16,202,800

		Oil & Gas Refining & Marketing–3.7%
30,000		Imperial Oil Limited	1,087,500
50,000		Marathon Oil Corporation	3,752,500
40,000		Sunoco, Inc.	2,743,600
25,000		Tesoro Corporation	1,702,750

		Total	9,286,350

REGIONS MORGAN KEEGAN SELECT VALUE FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares		Value
Common Stocks (continued)
	Specialty Chemical–2.5%
75,000	Monsanto Company	$6,312,000

	Total Materials	62,186,150

	Services–2.9%
	Railroads–2.0%
65,000	Burlington Northern Santa Fe Corporation	5,031,650
	Specialty Retail–0.9%
100,000	Staples, Inc.	2,347,000

	Total Services	7,378,650

	Utilities–2.3%
	Electric Utilities–2.3%
100,000	TXU Corp.	5,730,000

	Total Common Stocks (identified cost $185,791,750)	233,901,360

Mutual Funds–6.9%
8,644,802	Fidelity Institutional Money Market Fund	8,644,802
8,644,809	Lehman Brothers Institutional Prime Money Market Fund	8,644,809

	Total Mutual Funds (identified cost $17,289,611)	17,289,611

	Total Investments–99.9% (identified cost $203,081,361)	251,190,971

	Other Assets and Liabilities– net–0.1%	365,785

	Total Net Assets–100.0%	$251,556,756

(1)	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets as of May 31, 2006.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Balanced Fund seeks total return through capital appreciation, dividends and interest. The Fund invests primarily in common and preferred stocks, convertible securities, and fixed-income securities.

INVESTMENT RISKS:    Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended May 31, 2006, Regions Morgan Keegan Select Balanced Fund’s Class A Shares had a total return of 2.65%, based on net asset value, which includes capital appreciation and interest and dividend income. The Standard & Poor’s 500 Index1 (“S&P 500”) returned 2.61% and the bond market, as measured by the Lehman Brothers Government/Credit Total Index2, returned –0.44% during the same period. A market index return of 60% S&P 500 and 40% Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index3 was 1.71% during the same period. The Fund underperformed the Lipper Balanced Index3 return of 3.21%.

The Fund’s largest equity sector weighting was energy stocks. We believe that the energy infrastructure has suffered from years of underinvestment, and the rise in energy prices over the last year was further proof that massive capital spending needs to be made to increase America’s oil and natural gas reserves.

The Fund’s best performing sectors include materials, +26%; utilities, +13%; and energy, +11%. Four of the ten economic sectors showed the following negative returns: consumer discretion, –9%; information technology, –9%; telecommunication services, –5%; and healthcare, –3%.

The bond portion of the Fund showed a small total return due to the Federal Reserve raising interest rates which pressured the shorter end of the bond market. The Fund’s bond portfolio has a shorter duration and is of higher quality than the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index3. The first half of fiscal year 2006 was difficult for high-quality and shorter-duration bonds as the bond portion of the Fund slightly underperformed relative to the ML1-10GCA+.

As we move forward, we continue to feel that stocks offer a greater opportunity for higher total returns than bonds. Under that scenario, we expect the Fund will likely lean toward a more aggressive allocation with stocks being greater than 60% of the Fund’s assets. However, with the 10-year U.S. Treasury showing a 5.00% yield, bonds are gradually becoming more competition for stocks, and we would expect to modestly reduce stocks should rates continue to rise.

Charles A. Murray, CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

TOP TEN EQUITY HOLDINGS†

AS OF MAY 31, 2006

TICKER	DESCRIPTION	% OF TOTAL NET ASSETS	TICKER	DESCRIPTION	% OF TOTAL NET ASSETS
SLB	Schlumberger Limited	2.8%	LOW	Lowe’s Companies, Inc.	1.8%
XOM	Exxon Mobil Corporation	2.7%	ABX	Barrick Gold Corporation	1.7%
NEM	Newmont Mining Corporation	2.1%	JNJ	Johnson & Johnson	1.6%
COP	ConocoPhillips	1.9%	UST	UST, Inc.	1.6%
MO	Altria Group, Inc.	1.8%	PEP	PepsiCo, Inc.	1.5%

†	The Fund’s composition is subject to change.

EQUITY SECTOR DIVERSIFICATION†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS
Energy	16.2%
Materials	9.7%
Financials	8.6%
Information Technology	8.5%
Healthcare	8.3%
Consumer Staples	6.1%
Industrials	3.8%
Consumer Discretionary	3.3%
Telecommunication Services	1.2%
Utilities	0.9%
Services	0.8%

Total	67.4%

†	The Fund’s composition is subject to change.

FIXED INCOME DIVERSIFICATION†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds	9.4%
Government & Agency Bonds	7.9%
U. S. Treasury Obligations	6.9%
Short-Term Investments	4.5%
Mortgage-Backed Securities	3.9%

Total	32.6%

INDEX DESCRIPTIONS

1	The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of 500 stocks representing all major industries. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

2	The Lehman Brothers Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance.

3	The Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate Bond A Rated and Above Index is a 60%/40% weight between the two indexes. It is sometimes used as a standard market mix to measure a balanced fund’s performance against market indexes. The mid-point of the asset allocation allowed by the prospectus is between 75% equity securities and 25% fixed income securities to 25% equity securities and 75% fixed income securities. The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

4	The Lipper Balanced Index is the average return of the 30 largest balanced mutual funds. Funds in the index are rebalanced quarterly. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class A Shares1 from May 31, 1996 to May 31, 2006 compared to the Standard & Poor’s 500 Index2 and the Lehman Brothers Government/Credit Total Index2, two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index2.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Balanced Fund—Class C Shares from the commencement of investment operations on January 14, 2002 to May 31, 2006 compared to the Standard & Poor’s 500 Index2 and the Lehman Brothers Government/Credit Total Index2, two separate broad-based market indexes, and to the Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index2.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

Regions Morgan Keegan Select Balanced Fund—Class I Shares commenced investment operations on September 1, 2005. A performance chart will be provided after the share class has been in operation for a full year.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[3]
CLASS A SHARES[1]**	-3.00%	5.42%	2.68%	6.36%	7.48%
(EXCLUDING SALES LOAD)[1]	2.65%	11.56%	3.85%	6.96%	8.01%
CLASS C SHARES***	1.24%	9.61%	N/A	N/A	3.92%
(EXCLUDING CDSC)	2.27%	10.72%	N/A	N/A	3.92%
CLASS I SHARES	2.77%	N/A	N/A	N/A	7.28%*
STANDARD & POOR’S 500 INDEX[2]	2.61%	8.63%	1.96%	8.34%	N/A
LEHMAN BROTHERS GOVERNMENT/CREDIT TOTAL INDEX[2]	-0.44%	-1.10%	5.19%	6.37%	N/A
STANDARD & POOR’S 500 INDEX / MERRILL LYNCH 1-10 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX[2]	1.93%	5.63%	3.34%	7.46%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 5.50%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

2	The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks representing all major industries. The Lehman Brothers Government/Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The Standard & Poor’s 500 Index/Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is a 60%/40% weight between the two indexes. The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. Total returns for the indexes shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged, and unlike the Fund, are not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

3	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 18, 1994, January 14, 2002 and September 1, 2005, respectively.

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares			Value
Common Stocks–66.8%

		Consumer Discretionary–3.3%
		Auto Components–0.2%
30,000	(1)(2)	The Goodyear Tire & Rubber Company	$381,600
		Food & Drug Retail–0.8%
36,000		CVS Corporation	1,004,400
10,000		Walgreen Co.	406,000

		Total	1,410,400

		Specialty Retail–2.3%
24,000		The Home Depot, Inc.	914,880
50,000		Lowe’s Companies, Inc.	3,114,000

		Total	4,028,880

		Total Consumer Discretionary	5,820,880

		Consumer Staples–6.0%
		Beverages–1.8%
15,000		Anheuser-Busch Companies, Inc.	684,600
43,000		PepsiCo, Inc.	2,599,780

		Total	3,284,380

		Household Products–0.8%
27,000		The Proctor & Gamble Company	1,464,750
		Tobacco–3.4%
44,000		Altria Group, Inc.	3,183,400
64,000	(2)	UST Inc.	2,816,640

		Total	6,000,040

		Total Consumer Staples	10,749,170

		Energy–16.1%
		Energy Equipment & Services–6.1%
48,000		B.J. Services Company	1,759,200
36,000	(2)	GlobalSantaFe Corporation	2,164,680
50,000	(2)	Smith International, Inc.	2,048,000
75,000		Schlumberger Limited	4,917,750

		Total	10,889,630

		Oil & Gas–10.0%
52,000		ConocoPhillips	3,291,080
42,000		Devon Energy Corporation	2,409,120
80,000		Exxon Mobil Corporation	4,872,800
10,000		Halliburton Company	745,900
1,669		Hugoton Royalty Trust	46,198
16,000		Occidental Petroleum Corporation	1,585,440
20,000	(1)(2)	Oceaneering International, Inc.	1,500,000
32,000		Sunoco, Inc.	2,194,880
28,000		XTO Energy Inc.	1,154,160

		Total	17,799,578

		Total Energy	28,689,208

		Financials–8.5%
		Asset Management–0.4%
16,000		Ameriprise Financial, Inc.	732,320
		Commercial Banks–2.9%
45,000		Bank of America Corporation	2,178,000
20,000		Wachovia Corporation	1,070,000
29,000		Wells Fargo & Company	1,924,730

		Total	5,172,730

Shares			Value
Common Stocks (continued)
		Consumer Finance–0.9%
31,000		American Express Company	$1,685,160
		Diversified Financial Services–1.2%
42,000		Citigroup, Inc.	2,070,600
		Investment Services–1.0%
28,000		Lehman Brothers Holdings Inc.	1,865,080
		Insurance–2.1%
38,000		Aflac Incorporated	1,778,400
32,000		American International Group, Inc.	1,945,600

		Total	3,724,000

		Total Financials	15,249,890

		Healthcare–8.3%
		Biotechnology–2.5%
16,000	(1)	Amgen, Inc.	1,081,440
8,000	(1)	Biogen IDEC Inc.	373,040
2,000	(1)(2)	Genentech, Inc.	165,920
20,000	(1)	Genzyme Corporation	1,190,000
30,000	(1)	Gilead Sciences, Inc.	1,719,900

		Total	4,530,300

		Healthcare Equipment & Supplies–1.0%
34,000	(2)	Medtronic, Inc.	1,716,660
		Healthcare Providers & Services–2.0%
24,000	(1)	Coventry Health Care, Inc.	1,254,000
20,000		Quest Diagnostics Incorporated	1,114,800
10,000		UnitedHealth Group Incorporated	439,600
10,000	(1)	WellPoint, Inc.	715,800

		Total	3,524,200

		Pharmaceuticals–2.8%
26,000		Abbott Laboratories	1,110,200
20,000	(2)	Eli Lilly & Company	1,032,800
47,000		Johnson & Johnson	2,830,340

		Total	4,973,340

		Total Healthcare	14,744,500

		Industrials–3.8%
		Airlines–0.5%
40,000		Skywest, Inc.	929,200
		Industrial Conglomerates–2.2%
70,000		General Electric Company	2,398,200
24,000		United Technologies Corporation	1,500,480

		Total	3,898,680

		Machinery–1.1%
26,000		Caterpillar, Inc.	1,896,700

		Total Industrials	6,724,580

		Information Technology–8.4%
		Communications Equipment–2.1%
70,000	(1)	Cisco Systems, Inc.	1,377,600
40,000		Motorola, Inc.	843,600
36,000		QUALCOMM Incorporated	1,627,560

		Total	3,848,760

		Computers & Peripherals–0.4%
22,000		Hewlett-Packard Company	712,360

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Shares			Value
Common Stocks (continued)
		Electronic Equipment & Instruments–0.5%
24,000		Jabil Circuit, Inc.	$835,680
		Semiconductor Equipment & Products–4.3%
120,000	(2)	Applied Materials, Inc.	2,029,200
28,000	(1)	Broadcom	946,120
12,000	(1)(2)	Cree, Inc.	307,800
92,000		Intel Corporation	1,657,840
20,000		KLA-Tencor Corporation	820,800
30,000	(1)	Lam Research Corporation	1,343,700
20,000		Texas Instruments Incorporated	624,600

		Total	7,730,060

		Software–1.1%
84,000		Microsoft Corporation	1,902,600

		Total Information Technology	15,029,460

		Materials–9.6%
		Capital Goods–2.1%
24,000		Deere & Company	2,054,400
16,000	(1,2)	Lone Star Technologies, Inc.	776,000
12,000		Vulcan Materials Company	936,600

		Total	3,767,000

		Metals & Mining–7.5%
44,000	(2)	Agnico-Eagle Mines Limited	1,467,840
24,000		Arch Coal, Inc.	1,160,640
100,000		Barrick Gold Corporation	3,061,000
10,000	(1)	iShares Silver Trust	1,262,800
70,000		Newmont Mining Corporation	3,650,500
18,000		Phelps Dodge Corporation	1,542,420
20,000		United States Steel Corporation	1,327,600

		Total	13,472,800

		Total Materials	17,239,800

		Services–0.8%
		Commercial Services–0.6%
20,000		Ryder System, Inc.	1,080,600
		Restaurants–0.2%
10,000	(1)(2)	Starbucks Corporation	356,500

		Total Services	1,437,100

		Telecommunication Services–1.1%
		Wireless Telecommunication Services–1.1%
180,000	(1)(2)	Ciena Corporation	774,000
16,000	(1)	Corning Incorporated	388,000
200,000	(1)	Sycamore Networks	884,000

		Total	2,046,000

		Total Telecommunication Services	2,046,000

		Utilities–0.9%
		Electric Utilities–0.9%
28,000		TXU Corp.	1,604,400

		Total Common Stocks (identified cost $86,894,449)	119,334,988

Principal Amount			Value
Corporate Bonds–9.4%

		Consumer Staples–0.6%
		Personal Products–0.6%
$1,000,000		The Proctor & Gamble Company, 4.750%, 6/15/2007	$993,719

		Energy–0.3%
		Oil & Gas–0.3%
500,000	(2)	ConocoPhillips, 4.750%, 8/15/2007	476,680

		Financials–2.7%
		Diversified Financial Services–1.1%
1,000,000		Caterpillar Financial Services, 3.700%, 8/15/2008	962,226
1,000,000		International Lease Finance, 5.320%, 12/9/2007	997,178

		Total Diversified Financial Services	1,959,404

		Insurance–0.8%
1,500,000		Allstate Corp., 5.375%, 12/01/2006	1,499,074
		Investment Services–0.8%
500,000	(2)	Goldman Sachs Group, Inc., 4.125%, 1/15/2008	489,438
1,000,000		Merrill Lynch, 3.375%, 9/14/2007	972,074

		Total Investment Services	1,461,512

		Total Financials	4,919,990

		Healthcare–1.4%
		Pharmaceuticals–1.4%
1,000,000		Abbott Laboratories, 3.500%, 2/17/2009	951,608
500,000		Abbott Laboratories, 5.625%, 7/1/2006	500,151
1,000,000		Pfizer Inc., Note, 2.500%, 3/15/2007	978,459

		Total Healthcare	2,430,218

		Industrials–0.3%
		Industrial Conglomerates–0.3%
500,000		United Technologies Corp., 4.875%, 11/1/2006	499,007

		Information Technology–1.7%
		Computers & Peripherals–1.7%
1,500,000		Hewlett-Packard Co., 5.500%, 7/1/2007	1,500,865
1,500,000		International Business Machines Corp., 4.875%, 10/1/2006	1,497,996

		Total Information Technology	2,998,861

		Materials–0.8%
		Chemicals–0.5%
1,000,000		E.I. DuPont De Nemours, 3.375%, 11/15/2007	970,863
		Metals & Mining–0.3%
500,000		Alcoa, Inc., 4.250%, 8/15/2007	491,759

		Total Materials	1,462,622

REGIONS MORGAN KEEGAN SELECT BALANCED FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Principal Amount			Value
Corporate Bonds (continued)

		Services–0.3%
		Retail–0.3%
$500,000		Wal-Mart Stores, Inc., 4.375%, 7/12/2007	$494,601

		Telecommunication Services–0.8%
		Diversified Telecommunication Services–0.8%
1,000,000		Ameritech Capital, 6.150%, 1/15/2008	1,005,157
500,000		Verizon Global Funding Corp., 4.000%, 1/15/2008	487,687

		Total Telecommunication Services	1,492,844

		Utilities–0.5%
		Electric Utilities–0.5%
1,000,000		Duke Energy, 4.200%, 10/1/2008	968,639

		Total Corporate Bonds (identified cost $16,984,126)	16,737,181

Shares
Government Agencies–7.8%
		Federal Home Loan Bank–2.8%
2,000,000	(2)	4.875%, 11/15/2006	1,996,260
1,000,000		6.210%, 6/2/2009	1,023,836
2,000,000		6.500%, 11/15/2006	2,010,684

		Total	5,030,780

		Federal National Mortgage Association–5.0%
2,000,000		2.500%, 6/15/2006	1,997,874
1,000,000	(2)	3.125%, 7/15/2006	997,430
2,000,000	(2)	4.250%, 5/15/2009	1,943,152
2,000,000		5.250%, 4/15/2007	1,998,018
1,000,000	(2)	6.000%, 5/15/2008	1,012,410
1,000,000		6.625%, 10/15/2007	1,016,671

		Total	8,965,555

		Total Government Agencies (identified cost $14,033,685)	13,996,335

Mortgage Backed Securities–3.9%
		Government National Mortgage Association–3.9%
969,320		5.000%, 2/15/2018	945,505
989,413		5.000%, 2/15/2018	965,103
1,041,970		5.000%, 3/15/2018	1,016,370
1,121,370		5.000%, 5/15/2018	1,093,817
1,524,400		5.000%, 6/15/2019	1,485,984
1,447,974		5.000%, 8/15/2019	1,411,485

		Total Mortgage Backed Securities (identified cost $7,305,464)	6,918,264

U.S. Treasury–6.9%
		U.S. Treasury Notes–6.9%
1,000,000	(2)	2.750%, 6/30/2006	998,398
2,000,000	(2)	3.125%, 5/15/2007	1,963,046
1,500,000	(2)	3.250%, 1/15/2009	1,434,961
2,000,000	(2)	4.000%, 6/15/2009	1,942,890
2,000,000	(2)	4.250%, 10/31/2007	1,978,282
2,000,000	(2)	4.6250%, 3/31/2008	1,985,234
2,000,000	(2)	6.500%, 10/15/2006	2,009,922

		Total U.S. Treasury (identified cost $12,510,996)	12,312,733

Shares		Value
Mutual Funds– 16.2%
20,983,568	Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	$20,983,568
4,011,042	Fidelity Institutional Money Market Fund	4,011,042
4,011,043	Lehman Brothers Institutional Prime Money Market Fund	4,011,043

	Total Mutual Funds (identified cost $29,005,653)	29,005,653

Certificates of Deposit–4.5%
1,007,430	BNP Paribas Yankee, 4.930%, 10/03/2007 (held as collateral for securities lending)	1,007,430
1,007,430	Calyon Yankee, 4.930%, 10/03/2007 (held as collateral for securities lending)	1,007,430
1,005,510	Comerica Bank, 5.055%, 7/20/2007 (held as collateral for securities lending)	1,005,510
1,005,373	Deutsche Bank NY, 5.090%, 1/22/2008 (held as collateral for securities lending)	1,005,373
1,001,836	Fortis Bank Yankee, 4.930%, 10/15/2007 (held as collateral for securities lending)	1,001,836
1,001,320	Natexis Banques Populair Yankee, 5.101%, 5/22/2008 (held as collateral for securities lending)	1,001,320
1,000,823	Societe Generale Yankee, 5.026%, 9/21/2007 (held as collateral for securities lending)	1,000,823
1,001,808	Suntrust Bank, 5.026%, 9/14/2007 (held as collateral for securities lending)	1,001,808

	Total Certificates of Deposit (identified cost $8,031,530)	8,031,530

	Total Investments–115.5% (identified cost $174,765,903)	206,336,684

	Other Assets and Liabilities– Net–(15.5)%	(27,662,727)

	Total Net Assets–100.0%	$178,673,957

(1)	Non-income producing security.
(2)	Certain shares are temporarily on loan to unaffiliated broker/dealers. As of May 31, 2006, securities subject to this type of arrangement and related collateral were as follows.

Market Value of Securities Loaned	Market Value of Cash Received as Collateral
$31,972,220	$29,015,098

See Note 3 for additional information about securities lending.

(3)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

Note: The categories of investments are shown as a percentage of total net assets as of May 31, 2006.

(See Accompanying Notes to the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Fixed Income Fund seeks current income with capital appreciation as a secondary objective. The Fund invests a majority of its total assets in investment-grade debt securities, including debt securities of the U.S. Treasury and government agencies, mortgage- and asset-backed securities, and corporate bonds. The Fund may invest up to 10% of its total assets in below investment grade debt securities. The debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one nationally recognized statistical rating agency or, if unrated, determined by the Adviser to be of comparable quality.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the first half of 2006, fixed income returns were positive, but unspectacular. The economy continued its solid pace of growth as employment, industrial production and earnings were all positive. Unfortunately, inflation remained above the Federal Reserve Board’s (the “Fed”) comfort range as the core Consumer Price Index increased by 2.3% over the past year. Thus, the tightening cycle, which began in June of 2004, continued as the Fed Funds rate reached 5%. If Fed Chairman Ben Bernake’s recent comments are any indication, the Fed is not done yet. As a result, the 10-year Treasury rose 63 basis points while the curve, as measured by the spread between the 2- and 10-year Treasury held steady at 8 basis points. In such an environment, spread sectors, such as corporate and mortgage- and asset-backed securities all outperformed.

For the six-month period ended May 31, 2006, Regions Morgan Keegan Select Fixed Income Fund’s Class A Shares had a total return of 0.37%. The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index1 had a total return of 0.37% during the same period. We are happy to report that for the first quarter of 2006, the Fund was in the top 13% of its Lipper intermediate-term bond category. Our return can be attributed to the appropriate sector allocation choices and individual bond holdings. The Fund’s returns were negatively impacted by an underweight in bonds with 5- to 7-year maturities. We anticipate adding to this maturity bucket when the Fed completes its tightening cycle.

We expect the economy to grow at approximately 3% this year, slightly less than consensus; therefore, we have a neutral duration stance in the Fund’s portfolio. From a sector perspective, we maintain an overweight in mortgage-backed securities as we believe a rangebound interest rate environment will continue to benefit these types of securities. In order to take advantage of attractive spreads, we have added to certain lower rated credits that we believe offer an attractive risk-reward profile.

Michael L. Smith Senior Portfolio Manager Morgan Asset Management, Inc.	John B. Norris, V Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO STATISTICS†

AS OF MAY 31, 2006

Average Credit Quality	AA
Current Yield	5.62%
Yield to Maturity	5.77%
Duration	3.56 Years
Average Effective Maturity	4.75 Years
Total Number of Holdings	81

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds .	33.0%
Government & Agency Bonds	27.5%
Mortgage-Backed Securities	25.7%
U. S. Treasury Obligations	11.6%
Short-Term Investments	1.6%
Asset-Backed Securities	0.6%

Total	100%

CREDIT QUALITY†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	23.73%	BBB . .	17.24%
AA	1.71%	Agency .	38.04%
A	5.04%	Treasury	14.24%

		Total .	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

1	The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class A Shares1 from May 31, 1996 to May 31, 2006 compared to the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index2, a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Fixed Income Fund—Class C Shares from the commencement of investment operations on December 3, 2001 to May 31, 2006 compared to the Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index2, a broad-based market index.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

Regions Morgan Keegan Select Fixed Income Fund—Class I Shares commenced investment operations on August 14, 2005. A performance chart will be provided after the share class has been in operation for a full year.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[3]
CLASS A SHARES[1]**	-1.64%	-2.31%	3.12%	4.82%	5.25%
(EXCLUDING SALES LOAD)[1]	0.37%	-0.32%	3.53%	5.03%	5.41%
CLASS C SHARES***	-1.00%	-2.14%	N/A	N/A	1.89%
(EXCLUDING CDSC)	0.00%	-1.15%	N/A	N/A	1.89%
CLASS I SHARES	0.50%	N/A	N/A	N/A	0.08%*
MERRILL LYNCH 1-10 YEAR GOVERNMENT/CORPORATE A RATED AND ABOVE INDEX[2]	0.37%	0.18%	4.45%	5.79%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

2	The Merrill Lynch 1-10 Year Government/Corporate A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 9.99 years, rated “A” or better. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

3	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on April 20, 1992, December 3, 2001 and August 14, 2005, respectively.

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Principal Amount			Value
Corporate Bonds–32.9%

		Consumer Staples–1.0%
		Personal Products–1.0%
$3,000,000		Avon Products, 6.550%, 8/1/2007	$3,023,559

		Energy–0.7%
		Oil & Gas–0.7%
2,000,000		BP Capital Markets PLC, 5.900%, 4/15/2009	2,025,630

		Financials–20.3%
		Commercial Banks–4.5%
3,000,000		Bank of America, 7.800%, 2/15/2010	3,211,218
5,000,000		J.P. Morgan Chase & Co., 6.500%, 1/15/2009	5,096,910
2,000,000		J.P. Morgan Chase & Co., 7.00%, 11/15/2009	2,081,450
1,500,000		Northern Trust Corp., 7.100%, 8/1/2009	1,574,463
1,000,000		Wachovia Corp., 6.375%, 2/1/2009	1,016,654

		Total	12,980,695

		Consumer Finance–9.5%
5,000,000		American General Finance Corp., 4.625%, 9/1/2010	4,799,400
1,000,000		American General Finance Corp., 4.625%, 5/15/2009	973,887
8,000,000		Household Finance Corp., 5.750%, 1/30/2007	8,020,104
2,000,000		Residential Capital Corp., 6.521%, 6/29/2007	2,008,040
2,000,000		Residential Capital Corp., 6.500%, 4/17/2013	1,955,928
6,400,000		Residential Capital Corp., 6.070%, 11/21/2008	6,421,491
3,000,000		Residential Capital Corp., 6.000%, 2/22/2011	2,908,887

		Total	27,087,737

		Diversified Financial Services–1.4%
4,000,000	(1)	General Electric Capital Corp., 5.375%, 3/15/2007	4,001,376
		Insurance–0.7%
2,000,000		Allstate Corp., 5.375%, 12/1/2006	1,998,766

		Investment Services–4.2%
6,000,000		Goldman Sachs Group, Inc., 5.500%, 11/15/2014	5,774,922
3,000,000		Lehman Brothers Holdings, Inc., 8.250%, 6/15/2007	3,081,675
3,000,000		Morgan Stanley, 6.875%, 3/1/2007	3,032,376

		Total	11,888,973

		Total Financials	57,957,547

		Healthcare–1.3%
		Pharmaceuticals–1.3%
4,000,000		Teva Pharmaceutical, 5.550%, 2/1/2016	3,794,756

Principal Amount			Value
Corporate Bonds (continued)

		Industrials–5.9%
		Chemicals–0.7%
$2,000,000	(1)	Chevron Phillips Chemical Co., 5.375%, 6/15/2007	$1,995,508
		Conglomerates–1.8%
3,000,000		Honeywell International, Inc., 7.500%, 3/1/2010	3,191,595
2,000,000		United Technologies Corp., 4.875%, 11/1/2006	1,996,028

		Total	5,187,623

		Construction & Engineering–1.6%
5,000,000	(1)	D.R. Horton, Inc., 5.250%, 2/15/2015	4,466,735
		Electrical Equipment–1.8%
5,000,000	(1)	Emerson Electric Co., 5.850%, 3/15/2009	5,046,660

		Total Industrials	16,696,526

		Information Technology–1.2%
		Computers & Peripherals–1.2%
3,500,000		International Business Machines Corp., 4.875%, 10/1/2006	3,495,324

		Special Purpose Entity–2.1%
		Special Purpose Entity–2.1%
6,000,000		Preferred Term SECS XX-3, Zero Coupon, 12/22/2010	5,940,000

		Telecommunications–0.4%
		Diversified Telecommunication Services–0.4%
1,000,000		Bellsouth Capital Funding, 7.750%, 2/15/2010	1,064,500

		Total Corporate Bonds (identified cost $95,198,481)	93,997,842

Government Agencies–27.3%
		Federal Farm Credit Bank–0.3%
1,000,000		4.150%, 4/7/2011	945,355
		Federal Home Loan Bank–2.7%
800,000		4.000%, 3/30/2012	744,249
5,000,000		5.800%, 3/30/2009	5,036,645
1,000,000		7.325%, 5/30/2007	1,018,927
1,000,000		7.375%, 2/12/2010	1,066,038

		Total	7,865,859

		Federal Home Loan Mortgage Corporation–15.0% (2)
8,000,000		4.375%, 7/30/2009	7,778,984
7,000,000		5.000%, 6/15/2033	7,000,000
10,000,000		5.250%, 11/5/2012	9,722,780
4,000,000	(1)	5.750%, 3/15/2009	4,042,204
4,000,000	(1)	5.750%, 4/15/2008	4,029,628
3,000,000		6.375%, 8/1/2011	2,993,481
4,000,000		6.625%, 9/15/2009	4,153,252
2,000,000		7.100%, 4/10/2007	2,028,628
1,000,000		7.490%, 4/16/2012	1,016,646

		Total	42,765,603

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Principal Amount			Value
Government Agencies (continued)
		Federal National Mortgage Association–9.3% (2)
		1.670%, 7/25/2019 interest-only strips	$224,368
$3,654,433		5.000%, 1/1/2020	3,536,176
2,700,000		5.000%, 3/25/2024	2,515,428
7,000,000		5.000%, 7/25/2033	6,484,275
2,000,000		5.250%, 4/15/2007	1,998,018
		5.500%, 12/1/2034 interest-only strips	335,935
5,000,000		5.625%, 2/28/2012	4,938,815
4,000,000	(1)	6.000%, 5/15/2008	4,049,640
2,681,917		6.000%, 10/25/2035	2,465,818

		Total	26,548,473

		Total Government Agencies (identified cost $79,581,195)	78,125,290

Asset Backed Securities–0.6%
		Home Equity Loans–0.6%
1,737,000		American Home Mortgage 2005-1 3M4, 7.331%, 11/25/2035	1,663,177

		Total Asset Backed Securities (identified cost $1,663,647)	1,663,177

Mortgage Backed Securities–25.6%
		Government National Mortgage Association–9.8%
3,295,770		5.000%, 11/15/2018	3,214,793
2,224,645		5.000%, 1/15/2019	2,168,584
3,714,892		5.000%, 1/15/2019	3,621,277
7,865,457		5.000%, 6/15/2019	7,667,247
2,229,985		5.000%, 9/15/2019	2,173,789
1,984,722		5.500%, 10/15/2017	1,969,797
1,357,134		5.500%, 2/15/2018	1,346,345
1,661,717		5.500%, 2/15/2018	1,648,507
2,154,395		5.500%, 9/15/2019	2,136,578
2,008,220		5.500%, 11/15/2019	1,991,611

		Total	27,938,528

		Collateralized Mortgage Obligations–15.8%
7,000,000		Countrywide 2005-6CB, 5.500%, 4/25/2035	6,535,473
2,922,325		Downey Savings & Loan 2004-AR3 2A2A, 5.280%, 7/19/2044	2,930,536
3,507,200		GSR Mortgage Loan Trust 2004-7 2A1, 4.160%, 6/25/2034	3,396,237
7,088,022		J.P. Morgan Mortgage Trust 2005-A1 3A3, 4.900%, 2/25/2035	6,891,130
5,237,240		Master Mortgage 2005-1 9A1, 5.278%, 1/25/2035	5,137,858
2,790,311		Merrill Lynch 2005-A1 2A1, 4.584%, 12/25/2034	2,719,809
7,000,000		Mountain View 2006-1A COM, Zero Coupon, 4/15/2019	7,000,000
1,000,000		Soloso 2005-1A A3L, 6.368%, 10/15/2035	1,009,000

Principal Amount			Value
Mortgage Backed Securities (continued)
$6,235,892		Structured Mortgage 2005-1 5A2, 5.225%, 1/25/2035	$6,146,595
3,600,000		Structured Mortgage 2005-10 M7, 6.331%, 6/25/2035	3,473,424

		Total	45,240,062

		Total Mortgage Backed Securities (identified cost $75,815,078)	73,178,590

U .S. Treasury–11.5%
		U.S. Treasury Notes–11.5%
6,000,000	(1)	4.125%, 5/15/2015	5,573,670
3,500,000	(1)	4.250%, 11/15/2013	3,315,977
6,000,000	(1)	4.250%, 8/15/2015	5,615,628
5,000,000	(1)	4.500%, 2/15/2016	4,758,790
4,300,000	(1)	4.500%, 2/15/2036	3,841,783
6,000,000	(1)	4.750%, 5/15/2014	5,860,548
4,000,000	(1)	4.875%, 4/30/2011	3,970,468

		Total U.S. Treasury (identified cost $34,847,021)	32,936,864

Mutual Fund–13.9%
35,125,409		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	35,125,409
2,313,429		Fidelity Institutional Money Market Fund	2,313,429
2,313,429		Lehman Brothers Institutional Prime Money Market Fund	2,313,429

		Total Mutual Funds (identified cost $39,752,267)	39,752,267

Certificates of Deposit–4.4%
1,511,145		Calyon Yankee, 4.930%, 10/03/2007 (held as collateral for securities lending)	1,511,145
2,011,022		Comerica Bank, 5.055%, 7/20/2007 (held as collateral for securities lending)	2,011,022
2,010,746		Deutsche Bank NY, 5.090%, 1/22/2008 (held as collateral for securities lending)	2,010,746
2,003,671		Fortis Bank Yankee, 4.930%, 10/15/2007 (held as collateral for securities lending)	2,003,671
2,001,645		Societe Generale Yankee, 5.026%, 9/21/2007 (held as collateral for securities lending)	2,001,645
2,003,615		Suntrust Bank, 5.026%, 9/14/2007 (held as collateral for securities lending)	2,003,615

REGIONS MORGAN KEEGAN SELECT FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Principal Amount		Value
Certificates of Deposit (continued)
$1,005,871	Washington Mutual Bank, 5.098%, 4/18/2008 (held as collateral for securities lending)	$1,005,871

	Total Certificates of Deposit (identified cost $12,547,715)	12,547,715

	Total Investments–116.2% (identified cost $339,405,404)	332,201,745

	Other Assets and Liabilities– net–(16.2)%	(46,350,797)

	Total Net Assets–100.0%	$285,850,948

(1)	Certain principal amounts are temporarily on loan to unaffiliated broker/dealers. As of May 31, 2006, securities subject to this type of arrangement and related collateral were as follows.

Market Value of Securities Loaned	Market Value of Cash Received as Collateral
$53,087,875	$47,673,124

See Note 3 for additional information about securities lending.

(2)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

Note: The categories of investments are shown as a percentage of total net assets as of May 31, 2006

(See Accompanying Notes to the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund seeks current income. The Fund invests a majority of its total assets in investment-grade debt securities, including debt securities of the U.S. Treasury and government agencies, mortgage- and asset-backed securities, and corporate bonds. The Fund may invest up to 10% of its total assets in below investment grade debt securities. The debt securities purchased by the Fund will be rated, at the time of investment, at least CCC (or a comparable rating) by at least one nationally recognized statistical rating agency or, if unrated, determined by the Adviser to be of comparable quality.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

With interest rates rising, fixed income returns for short maturity products were the clear winners for the first six months of this year. However, fixed income returns in general were only marginally positive during the period. Growth rates, as measured by Gross Domestic Product averaged 3.5%, the unemployment rate remained low, and solid corporate sector growth all propelled the economy. In an attempt to stem inflation, the Federal Reserve Board (the “Fed”) continued to raise the Fed Funds rate to 5%. As a result, the 2-year Treasury rose 62 basis points, while the 10-year Treasury increased by 63 basis points.

For the six-month period ended May 31, 2006, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund’s Class A Shares had a total return of 0.68%, based on net asset value. The Merrill Lynch 1-3 Year Treasury Index1, the Fund’s benchmark, had a total return of 1.24% during the same period. The Merrill Lynch 1-3 Year Government/Credit A Rated and Above Index2 had a total return of 1.32% and the Merrill Lynch U.S. Government Index3 had a total return of 0.92%. The Fund was positioned with an overweight in floating rate instruments which added to the Fund’s return as interest rates rose. However, the Fund’s longer duration securities detracted from performance as the flattening trend evident over the past year stalled.

We expect the Fed to continue raising rates, but slower economic growth should give them ample opportunity to pause as they reassess the state of the economy. Already the housing sector is slowing from its torrid first quarter pace and job growth appears to have topped at least temporarily. Until the Fed completes its tightening cycle, certain floating rate instruments still offer value and we will add to positions where appropriate.

Michael L. Smith Senior Portfolio Manager Morgan Asset Management, Inc.	John B. Norris, V Senior Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO STATISTICS†

AS OF MAY 31, 2006

Average Credit Quality	AA
Current Yield	4.72%
Yield to Maturity	5.97%
Duration	1.48 Years
Average Effective Maturity	1.89 Years
Total Number of Holdings	29

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS
Government & Agency Bonds	37.9%
Mortgage-Backed Securities	15.2%
Asset-Backed Securities	14.9%
Corporate Bonds	14.2%
U. S. Treasury Obligations	14.2%
Short-Term Investments	3.6%

Total	100%

CREDIT QUALITY†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	15.2%	BBB	12.45%
AA	12.5%	Agency	33.21%
A	14.23%	Treasury	12.41%

		Total	100.0%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

1	The Merrill Lynch 1-3 Year Treasury Index tracks short-term U.S. government securities with maturities between 1 and 2.99 years. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

2	The Merrill Lynch 1-3 Year Government/Credit A Rated and Above Index is comprised of publicly placed, non-convertible, coupon-bearing domestic debt with maturities between 1 and 2.99 years, rated “A” or better. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

3	The Merrill Lynch U.S. Government Index tracks the performance of the combined U.S. Treasury and U.S. Agency markets. It includes U.S. dollar-denominated U.S. Treasury and U.S. Agency bonds, issued in the U.S. domestic bond market, having at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for U.S. Treasuries and $150 million for U.S. Agencies. U.S. Treasury Strips are excluded from the Index; however, any amounts stripped are included in the amount outstanding of the underlying coupon notes or bonds. U.S. Agency medium-term notes are included in the Index, but mortgage pass-through securities and agency label CMOs are excluded. “Global” bonds (debt issued simultaneously in the Eurobond and U.S. domestic bond markets) also qualify for inclusion. All inflation-linked securities are excluded from the Index. The Index is re-balanced on the last calendar day of the month. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class A Shares1 from May 31, 1996 to May 31, 2006 compared to the Merrill Lynch 1-3 Year Treasury Index2, a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class C Shares from the commencement of investment operations on December 14, 2001 to May 31, 2006 compared to the Merrill Lynch 1-3 Year Treasury Index2, a broad-based market index.

REGIONS MORGAN KEEGAN SELECT

LIMITED MATURITY FIXED INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund—Class I Shares commenced investment operations on September 1, 2005. A performance chart will be provided after the share class has been in operation for a full year.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[3]
CLASS A SHARES[1]**	-0.83%	-0.47%	1.87%	3.80%	3.87%
(EXCLUDING SALES LOAD)[1]	0.68%	1.04%	2.18%	3.96%	3.99%
CLASS C SHARES***	-0.70%	-0.71%	N/A	N/A	0.86%
(EXCLUDING CDSC)	0.30%	0.29%	N/A	N/A	0.86%
CLASS I SHARES	0.85%	N/A	N/A	N/A	0.66%*
MERRILL LYNCH 1-3 YEAR TREASURY INDEX[2]	1.24%	1.84%	3.11%	4.81%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 1.50%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

2	The Merrill Lynch 1-3 Year Treasury Index tracks short-term U.S. government securities with maturities between 1 and 2.99 years. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

3	The Fund’s Class A Shares (including predecessor Class B Shares), Class C Shares and Class I Shares commenced investment operations on December 12, 1993, December 14, 2001 and September 1, 2005, respectively.

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Principal Amount			Value
Corporate Bonds–14.2%

		Financials–8.1%
		Consumer Finance–1.7%
$1,000,000		Household Finance Corp. 5.750%, 1/30/2007	$1,002,513
		Diversified Financial Services–7.4%
2,000,000	(1)	General Electric Capital Corp., 5.375%, 3/15/2007	2,000,688
2,000,000	(1)	Residential Capital, 5.375%, 6/29/2007	2,008,040
400,000		Residential Capital, 6.489%, 11/21/2008	401,343

		Total	4,410,071

		Total Financials	5,412,584

		Industrials–5.1%
		Aerospace & Defense–5.1%
3,000,000		United Technologies Corp., 4.875%, 11/1/2006	2,994,042

		Total Corporate Bonds (identified cost $8,087,554)	8,406,626

Government Agencies–37.8%
		Federal Home Loan Bank–8.3% (2)
5,000,000		4.000%, 3/10/2008	4,888,545
		Federal Home Loan Mortgage Corporation–19.7% (2)
4,000,000		3.800%, 6/28/2007	3,935,948
6,000,000		3.750%, 8/3/2007	5,892,210
1,000,000	(1)	3.625%, 2/15/2008	972,468
898,127		5.000%, 1/15/2016	890,439

		Total	11,691,065

		Federal National Mortgage Association–9.8% (2)
		5.500%, 12/1/2034 interest-only strips	223,956
4,000,000		3.625%, 1/19/2007	3,956,828
1,787,946		6.000%, 10/25/2035	1,643,880

		Total	5,824,664

		Total Government Agencies (identified cost $22,918,676)	22,404,274

Asset Backed Securities–14.9%
		Home Equity Loans–14.9%
4,630,000		American Home Mortgage 2005-1 3M3, 6.581%, 11/25/2035	4,485,312
575,000		American Home Mortgage 2005-1 3M4, 7.331%, 11/25/2035	550,563
1,650,000		Ralin 2006-Q04 N2, 7.628%, 5/25/2046	1,650,000
2,164,776		Wells Fargo Mortgage Backed Trust 20005-AR3, 4.186%, 3/25/2035	2,138,258

		Total Asset Backed Securities (identified cost of $8,851,159)	8,824,133

Principal Amount			Value
Mortgage Backed Securities–15.2%
		Collateralized Mortgage Obligations–15.1%
$3,000,000		Credit Suisse First Boston 2003-AR24, 4.028%, 10/25/2033	$2,915,829
922,839		DSLA Mortgage Loan Trust, 4.529%, 7/19/2044	925,432
1,052,160		GSR Mortgage Loan Trust, 4.172%, 6/25/2034	1,018,871
994,449		Harborview Mortgage 2005-7 1A, 5.197%, 6/19/2045	994,449
2,012,430		Merrill Lynch 2005-A1, 4.577%, 12/25/2034	1,961,582
1,200,000		Structured Adj. Rate Mortgage Loan Trust, 6.209%, 6/25/2035	1,157,808

		Total Mortgage Backed Securities (identified cost $9,115,555)	8,973,971

U.S. Treasury–14.2%
		U.S. Treasury Notes–14.2%
1,800,000	(1)	3.625%, 6/15/2010	1,709,366
1,800,000	(1)	4.250%, 1/15/2011	1,741,640
1,000,000	(1)	4.750%, 3/31/2011	987,422
4,000,000	(1)	4.875%, 4/30/2011	3,970,468

		Total U. S. Treasury (identified cost $8,534,214)	8,408,896

Mutual Funds–22.3%
11,047,249		Bank of New York Institutional Cash Reserves Fund (held as collateral for securities lending)	11,047,249
1,082,346		Fidelity Institutional Money Market Fund	1,082,346
1,082,346		Lehman Brothers Institutional Prime Money Market Fund	1,082,346

		Total Mutual Funds (identified cost $13,211,941)	13,211,941

Certificates of Deposit–3.4%
502,755		Comerica Bank 5.055%, 7/20/2007 (held as collateral for securities lending)	502,755
502,686		Deutsche Bank NY 5.090%, 1/22/2008 (held as collateral for securities lending)	502,686
500,411		Societe Generale Yanke 5.026%, 09/21/2007 (held as collateral for securities lending)	500,411
500,904		Suntrust Bank 5.026%, 9/14/2007 (held as collateral for securities lending)	500,904

		Total Certificates of Deposit (identified cost $2,006,756)	2,006,756

		Total Investments–122.0% (identified cost $72,725,855)	72,236,597

		Other Assets and Liabilities– Net–(22.0)%	(13,033,081)

		Total Net Assets–100%	$59,203,516

REGIONS MORGAN KEEGAN SELECT LIMITED MATURITY FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

(1)	Certain principal amounts are temporarily on loan to unaffiliated broker/dealers. As of May 31,2006 securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Cash Received as Collateral
$13,248,057	$13,054,006

See Note 3 for additional information about securities lending.

(2)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

Note: The categories of investments are shown as a percentage of total net assets as of May 31, 2006.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund seeks current income that is exempt from federal income tax. The Fund invests its assets primarily in a highly diversified portfolio of tax-exempt bonds.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk than shorter-term funds. A portion of the Fund’s income may be subject to the federal alternative minimum tax and/or certain state and local taxes. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Calendar year 2006 has thus far been a trying time for fixed income investors. We have been in a rising interest rate environment characterized by low rates of return for traditional fixed income products. This has been the pattern essentially since the Fund’s inception.

For the six-month period ended May 31, 2006, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund’s Class A Shares had a total return of 0.71%, based on net asset value. The Merrill Lynch 3-7 Year Municipal Index1 returned 1.20% during the same period. For the twelve-month period ended May 31, 2006, the Fund and Index had total returns of 0.70% and 1.36%, respectively.

Over the last six months, the portfolio management team has gradually shifted its strategy away from a ‘barbell’ towards a greater weighting in the middle of the yield curve. This is a complicated way of saying we do not anticipate the yield curve to flatten much more at this juncture. We have also been slow to increase the duration of the portfolio in this interest rate environment. Fortunately, our strategy has been effective in mitigating the downside to the Fund’s net asset value, which has declined less than the principal return of its benchmark index. We plan to continue to invest in the middle of the yield curve moving forward. As always, the Fund focuses on high-quality tax-exempt issues free from the alternative minimum tax. There are times in the investment cycle when these types of securities underperform riskier, taxable municipal debt.

John B. Norris, V

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO STATISTICS†

AS OF MAY 31, 2006

Average Credit Quality	AA+
Current Yield	4.54%
Yield to Maturity	3.87%
Duration	4.38 Years
Average Effective Maturity	4.98 Years
Total Number of Holdings	97

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS
AAA	63.5%
AA	34.6%
A	1.9%

Total	100.0%

STATE DIVERSIFICATION†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Alabama	20.9%	Arkansas	3.6%
North Carolina	13.1%	Indiana	3.1%
Texas	9.8%	California	2.1%
Georgia	8.6%	Colorado	2.0%
Virginia	7.2%	Kentucky	1.5%
Florida	6.3%	Louisiana	1.0%
Tennessee	5.2%	Maryland	1.0%
South Carolina	4.8%	Washington	1.0%
Illinois	4.0%	Kansas	0.6%
Missouri	3.9%	Short-Term Investments	0.3%

†	The Fund’s composition is subject to change.

INDEX DESCRIPTION

1	The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class A Shares from the commencement of investment operations on February 9, 2004 to May 31, 2006 compared to the Merrill Lynch 3-7 Year Municipal Index1, a broad-based market index.

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class C Shares from the commencement of investment operations on February 9, 2004 to May 31, 2006 compared to the Merrill Lynch 3-7 Year Municipal Index1, a broad-based market index.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund—Class I Shares from the commencement of investment operations on February 9, 2004 to May 31, 2006 compared to the Merrill Lynch 3-7 Year Municipal Index1, a broad-based market index.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SIX MONTHS*	1 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[2]
CLASS A SHARES**	-1.31%	-1.31%	-0.01%
(EXCLUDING SALES LOAD)	0.71%	0.70%	0.86%
CLASS C SHARES***	-0.19%	-0.26%	0.64%
(EXCLUDING CDSC)	0.81%	0.74%	0.64%
CLASS I SHARES	0.85%	0.86%	0.92%
MERRILL LYNCH 3-7 YEAR MUNICIPAL INDEX[1]	1.20%	1.36%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of purchase.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	The Merrill Lynch 3-7 Year Municipal Index is a total performance benchmark for the intermediate-term municipal bond market. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.
2	The Fund commenced investment operations on February 9, 2004.

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Principal Amount		Value
Municipal Bonds–98.8%
	Alabama–20.7%
$250,000	Alabama State Public School & College Authority, Revenue Bonds, 4.75%, 11/1/2006	$251,235
500,000	Alabama Water Pollution Control Authority, Revenue Bonds, 4.75% (AMBAC INS), 8/15/2014	505,320
430,000	Athens, Alabama , GO UT Warrants, 4.65% (AMBAC INS), 8/1/2011	441,171
250,000	Auburn, Alabama, GO UT Warrants, 4.30%, 12/1/2007	252,550
250,000	Baldwin County Alabama, Refunding Bonds, 5.20% (FSA LOC), 6/1/2008	256,723
250,000	Blount County Alabama Water Authority, Revenue Bonds, 4.75% (AMBAC INS), 8/1/2006	250,443
500,000	Decatur, Alabama Water Authority, Revenue Bonds, 4.65% (FSA LOC), 5/1/2010	515,090
275,000	Dothan, Alabama, GO UT Warrants, 6.25%, 9/1/2007	282,315
500,000	Houston County Alabama, GO UT Warrants, 4.95% (AMBAC INS), 10/15/2007	508,465
500,000	Houston County Alabama Board of Education Capital Outlay, Special Tax Warrants, 4.57% (MBIA INS), 12/1/2007	506,535
300,000	Houston County Alabama Hospital Board, Revenue Bonds, 6.875%, 4/1/2007	307,944
500,000	Huntsville, Alabama Health Care Authority, Revenue Bond, 4.70% (MBIA INS), 6/1/2012	516,320
500,000	Huntsville, Alabama Water Systems, Revenue Bond Warrants, 4.875%, 11/1/2015	515,280
500,000	Limestone County Alabama Water Authority, 4.70% (AMBAC INS), 12/1/2009	515,395
250,000	Madison, Alabama, GO UT Warrants, 4.15% (AMBAC INS), 2/1/2008	251,900
250,000	Mobile, Alabama, GO UT Warrants, 5.20% (AMBAC INS), 2/15/2010	262,473
500,000	Montgomery, Alabama, GO UT Warrants (Series A), 5.10%, 10/1/2008	515,830
250,000	Oxford, Alabama, GO UT Warrants, 5.10% (AMBAC INS), 5/1/2008	258,212
250,000	Oxford, Alabama, GO UT Warrants, 5.20% (AMBAC INS), 5/1/2010	258,432
500,000	Scottsboro, Alabama Waterworks Sewer & Gas Board, Revenue Bonds, 4.40% (MBIA INS), 8/1/2012	506,890
250,000	Shelby County Alabama Board of Education, GO LTD Warrants, 4.375% (AMBAC INS), 2/1/2007	251,217
250,000	Shelby County Alabama Board of Education, GO LTD Warrants, 4.50% (AMBAC INS), 2/1/2009	254,687
500,000	Shelby County Alabama Board of Education, GO LTD, 4.75%, 2/1/2013	512,100
250,000	Southeast Alabama Gas District, Revenue Bonds (Series A), 5.25% (AMBAC INS), 6/1/2011	267,740

Principal Amount		Value
Municipal Bonds (continued)
	Alabama (continued)
$250,000	Trussville, Alabama, GO UT Warrants, 4.50% (MBIA INS), 10/1/2006	$250,742
1,000,000	Tuscaloosa, Alabama, GO UT Warrants, 4.50%, 2/15/2013	1,025,190
245,000	Tuscaloosa, Alabama City Board of Education, Warrants, 4.55%, 2/15/2010	246,303
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, 5.375% (FGIC LOC), 10/1/2011	526,570
250,000	University of North Alabama, Revenue Bonds (Series A), 4.65% (FSA LOC), 11/1/2007	253,285

	Total	11,266,357

	Arkansas–3.6%
250,000	Arkansas State Development Finance Authority, Revenue Bonds, 4.00% (AMBAC INS), 12/1/2011	252,333
440,000	Arkansas State University Revenue, Revenue Bonds, 4.60% (AMBAC INS), 4/1/2011	447,894
250,000	Jonesboro, Arkansas County Water & Light Utility, Revenue Bonds, 5.00% (MBIA INS), 11/15/2007	256,555
1,000,000	Little Rock, Arkansas, GO LTD, 4.00% (FSA LOC), 4/1/2014	999,290

	Total	1,956,072

	California–2.1%
1,000,000	California State, GO UT, 6.00%, 2/1/2016	1,147,600
	Colorado–2.0%
1,000,000	Lower Colorado River Authority, Revenue Bonds, 5.25%, 5/15/2021	1,079,910
	Florida–6.2%
750,000	Broward County Florida, GO UT (Series B), 5.00%, 1/1/2012	794,790
250,000	Florida State Department of Transportation, GO UT (Series A), 5.00%, 7/2/2016	264,618
1,000,000	Florida State Board of Education, GO UT, 4.00%, 6/1/2009	1,008,980
1,000,000	JEA Florida Electric Systems, Revenue Bonds (Series D), 4.40%, 10/1/2018	991,500
300,000	Palm Beach County Florida Solid Waste Authority, Revenue Bonds (Series A), 6.00% (AMBAC INS), 10/1/2009	320,109

	Total	3,379,997

	Georgia–8.5%
300,000	Atlanta and Fulton County Recreation Authority, Revenue Bonds, 4.75% (AMBAC INS), 12/1/2010	312,792
500,000	Augusta, Georgia Water & Sewer, Revenue Bonds, 4.00% (FSA LOC), 10/1/2012	504,990
250,000	Cobb County Georgia, GO UT, 5.00%, 1/1/2008	254,523
250,000	Fayette County Georgia School District, GO UT, 4.625%, 3/1/2010	257,200
250,000	Fulton County Georgia Development Authority, Revenue Bonds, 4.60% (MBIA INS), 9/1/2006	250,620

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Principal Amount		Value
Municipal Bonds (continued)
	Georgia (continued)
$250,000	Fulton County Georgia Development Authority, Revenue Bonds, 4.30%, 11/1/2008	$253,703
500,000	Georgia State Road & Toll Way Authority, Revenue Bonds, 4.00%, 10/1/2008	503,840
1,000,000	Gwinnett County Georgia Water & Sewer Authority, Revenue Bonds, 4.00%, 8/1/2015	998,440
200,000	Jackson County Georgia Water & Sewer Authority, Revenue Bonds, 4.55% (AMBAC INS), 9/1/2006	200,458
250,000	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 5.20% (MBIA INS), 7/1/09	255,298
350,000	Private Colleges & Universities of Georgia, Revenue Bonds, 4.75%, 11/1/2008	358,372
500,000	Roswell, Georgia, GO UT, 4.25%, 2/1/2011	510,995

	Total	4,661,231

	Illinois–3.9%
1,300,000	Chicago, Illinois, GO UT (Series B), 5.00%, 1/1/2025	1,346,956
500,000	Illinois Health Facilities Authority, Revenue Bonds, 6.125%, 11/15/2022	549,690
250,000	Illinois State, GO UT Refunding Bonds, 5.125% (FGIC INS), 12/1/2007	254,530

	Total	2,151,176

	Indiana–3.0%
1,000,000	Indiana State Office Building & Facility, Revenue Bonds, 5.25% (FGIC INS), 7/1/2015	1,084,790
500,000	Indianapolis, Indiana Public Improvement Board, Revenue Bonds, 6.00%, 1/10/2020	570,955

	Total	1,655,745

	Kansas–0.6%
300,000	Kansas State Development Finance Authority, Revenue Bonds, 5.00% (MBIA INS), 6/1/2011	316,218
	Kentucky–1.5%
500,000	Kentucky State Property & Building Commission, Revenue Bonds, 5.75%, 10/1/2012	540,980
250,000	Louisville, Kentucky Public Properties Corp. First Mortgage, Revenue Bonds, 4.55% (MBIA INS), 12/1/2008	255,305

	Total	796,285

	Louisiana–1.0%
250,000	Louisiana Public Facilities Authority, Revenue Bonds, 4.625% (FSA LOC), 8/1/2007	252,638
285,000	Monroe, Louisiana, Revenue Bonds (Series A), 4.60% (AMBAC INS), 3/1/2007	286,878

	Total	539,516

Principal Amount		Value
Municipal Bonds (continued)
	Maryland–1.0%
$500,000	Maryland State & Local Facilities, GO UT (Series II), 5.50%, 7/15/2013	$550,220
	Missouri–3.9%
1,000,000	Missouri State Environmental Energy Authority, Revenue Bonds (Series B), 5.125%, 1/1/2020	1,053,790
1,000,000	Missouri State Highway & Transportation, Revenue Bonds (Series A), 5.25%, 2/1/2020	1,058,500

	Total	2,112,290

	North Carolina–13.0%
1,000,000	Greensboro, North Carolina, GO UT (Series A), 4.00%, 2/1/2013	1,009,860
500,000	Mecklenburg County North Carolina, GO UT (Series B), 4.40%, 2/1/2011	513,095
500,000	Mecklenburg County North Carolina, GO UT (Series B), 4.40%, 2/1/2012	515,450
500,000	Mecklenburg County North Carolina, GO UT (Series A), 4.00%, 2/1/2015	499,255
250,000	North Carolina Infrastructure Financial Corp., Revenue Bonds, 5.00%, 10/1/2011	264,568
1,000,000	North Carolina State, GO UT (Series A), 4.00%, 6/1/2008	1,007,800
1,000,000	North Carolina State, GO UT (Series A), 4.00%, 9/1/2012	1,011,520
1,000,000	Wake County North Carolina, GO UT Refunding Bonds, 4.00% 3/1/2015	1,002,880
750,000	Wake County North Carolina, GO UT (Series A), 4.00%, 4/1/2013	756,660
500,000	Winston-Salem, North Carolina Water & Sewer System, Revenue Bonds, 4.875%, 6/1/2015	516,395

	Total	7,097,483

	South Carolina–4.7%
1,000,000	South Carolina State, GO UT, 4.00%, 1/1/2014	997,190
500,000	South Carolina State, GO UT (Series A), 4.60%, 5/1/2012	518,410
1,000,000	South Carolina State Public Service Authority, Revenue Bonds (Series A), 5.00% (AMBAC), 1/1/2018	1,048,760

	Total	2,564,360

	Tennessee–5.2%
500,000	Knox County Tennessee, GO UT, 4.50%, 4/1/2010	513,215
500,000	Metroplolitan Government Nashville & Davidson County, TN Water & Sewer, Revenue Bonds (Series A), 4.75%, 1/1/2014	511,345
250,000	Rutherford County Tennessee, GO UT, 4.40%, 4/1/2008	253,177
500,000	Shelby County Tennessee, GO UT (Series A), 4.75%, 4/1/2010	517,625
500,000	Tullahoma, Tennessee, GO UT, 4.00% (FGIC LOC), 6/1/2008	502,945

REGIONS MORGAN KEEGAN SELECT

INTERMEDIATE TAX EXEMPT BOND FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Principal Amount		Value
Municipal Bonds (continued)
	Tennessee (continued)
$250,000	Williamson County Tennessee, GO UT, 4.65%, 3/1/2008	$254,120
250,000	Williamson County Tennessee, GO UT, 4.70%, 3/1/2009	256,442

	Total	2,808,869

	Texas–9.7%
500,000	Austin, Texas Public Improvement, GO UT, 4.75%, 9/1/2014	506,750
1,000,000	Dallas, Texas Waterworks & Sewer System, Revenue Bonds, 4.12% (FSA LOC), 4/1/2013	1,007,950
1,000,000	Denton, Texas Utility, Revenue Bonds, 5.125% (AMBAC INS), 12/1/2018	1,049,040
500,000	Fort Worth, Texas, GO LTD, 4.00%, 3/1/2013	499,975
500,000	San Antonio, Texas, GO LTD (Series A), 5.25%, 2/1/2010	524,675
275,000	Texas State Public Finance Authority, GO UT, 5.00%, 10/1/2017	286,624
500,000	Texas State Public Finance Authority, Revenue Bonds, 4.25% (FSA LOC), 10/15/2010	509,550
500,000	Tomball, Texas, GO UT, 4.50% (MBIA INS), 2/15/2011	515,330
350,000	University of Texas, Revenue Bonds (Series B), 5.25%, 8/15/2013	377,552

	Total	5,277,446

	Virginia–7.2%
250,000	Norfolk, Virginia, GO UT, 5.375% (FGIC LOC), 6/1/2011	256,760
1,000,000	Virginia Commonwealth Transportation Board Revenue, 5.00%, 5/15/2012	1,062,750
500,000	Virginia State Public Building Authority, Revenue Refunding Bonds (Series A), 4.00%, 8/1/2009	504,855
1,000,000	Virginia State Public Building Authority, Revenue Refunding Bonds (Series A), 5.00%, 8/1/2015	1,055,710
1,000,000	Virginia State Resource Authority Infrastructure, Revenue Pooled Loan Bond (Series D), 5.00%, 5/1/2020	1,036,440

	Total	3,916,515

	Washington–1.0%
500,000	Washington State, GO UT (Series B), 5.50%, 5/1/2009	523,575
	Total Municipal Bonds (identified cost $53,851,178)	53,800,865

Mutual Funds–0.4%
195,429	Federated Tax-Free Obligations Fund	195,429

	Total Mutual Funds (identified cost $195,429)	195,429

	Total Investments–99.2% (identified cost $54,046,607)	53,996,294

	Other Assets and Liabilities– Net–0.8%	447,228

	Total Net Assets–100.0%	$54,443,522

As of May 31, 2006, the Fund held no securities that are subject to federal alternative minimum tax (AMT).

Note: The catergories of investments are shown as a percentage of total net assets as of May 31, 2006.

The following acronyms are used throughout this portfolio :

AMBAC—American Municipal Bond Assurance Corporation

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance

GNMA—Government National Mortgage Association

GO—General Obligation

HFA—Housing Finance Authority

INS—Insured

LOC—Letter of Credit

LTD—Limited Tax

MBIA—Municipal Bond Investors Assurance Corporation

PCA—Pollution Control Authority

PSFG—Permanent School Fund Guarantee

UT—Unlimited Tax

(See Accompanying Notes to the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Treasury Money Market Fund seeks current income consistent with stability of principal and liquidity. The Fund invests primarily in U.S. Treasury obligations maturing in 397 days or less and in repurchase agreements collateralized by U.S. Treasury obligations.

INVESTMENT RISKS:    An investment in the Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The management of the Regions Morgan Keegan Select Treasury Money Market Fund continues to be relatively straight forward. We have minimized overnight liquidity and maximized maturities that correspond with the Federal Reserve Open Market Committee (“FOMC”) meetings. In other words, we have kept the Fund’s balances in lower yielding third-party liquidity vehicles to a minimum while ensuring the Fund has large maturities near FOMC meetings to take advantage of the increase in the overnight lending target. In essence, the focus has been less on the weighted average life of the Fund as opposed to making sure we have enough money to invest at the most opportune time. We feel this management approach has worked to the Fund’s advantage, as the 7-day yield of the Fund has consistently been higher than that of the average 7-day yield of all funds in the iMoneyNet 100% U.S. Treasury Index1 peer group over the last 6 months.

We anticipate that the FOMC has at least two more 25 basis point moves before finally taking a breather. This will take us through August 2006. At that time, we will analyze the situation to determine whether to continue with the current portfolio strategy or to make a change depending on the structure of the yield curve and current economic conditions.

John B. Norris, V Senior Portfolio Manager Morgan Asset Management, Inc.	George R. McCurdy, IV Assistant Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

1	The iMoneyNet 100% U.S. Treasury Index is a total performance benchmark for SEC Registered Rule 2a-7 Money Market Funds that invest solely in U.S. Treasury securities. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

MATURITY BREAKDOWN†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS
1-14 Days	11.8%
15-29 Days	34.5%
30-59 Days	17.8%
60-179 Days	35.9%

Total	100.0%

†	The Fund’s composition is subject to change.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SEVEN-DAY YIELD[1]*	SIX MONTHS*	1 YEAR	5 YEAR	10 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[3]
CLASS A SHARES[2]**	4.09%	1.84%	3.20%	1.53%	3.17%	3.40%
CLASS I SHARES**	3.64%	N/A	N/A	N/A	N/A	0.58%
*	Not annualized for periods less than one year.
**	The Fund’s Shares are not sold subject to a sales (load) charge; therefore, the total returns displayed above are based upon net asset value.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	The Seven-Day Yield more closely reflects the current earnings of the Fund than does the total return quotation. Investors may call the Fund at 877-757-7424 to acquire the current Seven-Day Net Yield.

2	Effective June 4, 2004, all Class B Shares of the Fund converted to Class A Shares of the Fund. Historical total return information for any period or portion thereof prior to the commencement of investment operations of Class A Shares on May 20, 1998 is that of Class B Shares and reflects all charges, expenses and fees incurred by Class B Shares, which were generally higher than the expenses of Class A Shares, during such periods.

3	The Fund’s Class A Shares and Class I Shares commenced investment operations on April 14, 1992 and April 3, 2006, respectively.

REGIONS MORGAN KEEGAN SELECT TREASURY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Principal Amount			Value
U.S. Treasury Obligations–97.7%
		U.S. Treasury Bills–81.6%
$30,000,000	(1)(2)	4.43% - 4.48%, 6/1/2006	$30,000,000
50,000,000	(1)(2)	4.45% - 4.57%, 6/8/2006	49,956,695
140,000,000	(1)(2)	4.35% - 4.75%, 6/15/2006	139,749,667
80,000,000	(1)	4.51% - 4.67%, 6/22/2006	79,787,708
80,000,000	(1)(2)	4.56% - 4.68%, 6/29/2006	79,715,911
50,000,000	(1)(2)	4.55% - 4.66%, 7/6/2006	49,777,750
50,000,000	(1)(2)	4.57% - 4.68%, 7/13/2006	49,733,344
55,000,000	(1)	4.59% - 4.69%, 7/20/2006	54,656,558
30,000,000	(1)	4.76% - 4.77%, 8/10/2006	29,725,483
30,000,000	(1)(2)	4.63% - 4.82%, 8/17/2006	29,702,106
45,000,000	(1)(2)	4.75% - 4.83%, 8/24/2006	44,504,225
20,000,000	(1)(2)	4.73%, 9/14/2006	19,729,917
25,000,000	(1)(2)	4.87%, 9/21/2006	24,628,222
25,000,000	(1)(2)	4.88%, 11/2/2006	24,489,340

			706,156,926

U.S. Treasury Notes–16.1%
30,000,000		2.750%, 7/31/2006	29,903,920
50,000,000		2.375%, 8/31/2006	49,699,144
15,000,000		2.500%, 10/31/2006	14,847,478
30,000,000		2.625%, 11/15/2006	29,679,779
15,000,000		2.875%, 11/30/2006	14,847,436

			138,977,757

		Total U.S. Treasury Obligations (Cost $845,134,683)	845,134,683

Principal Amount			Value
Mutual Funds–2.6%
$3,909,763		BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 4.500%	$3,909,763
15,161,653		Federated U.S. Treasury Cash Reserve Fund, 4.470%	15,161,653
3,782,621		Goldman Sachs Financial Square Trust, 4.580%	3,782,621

		Total Mutual Funds (Cost $22,854,037)	22,854,037

Repurchase Agreements–29.0%
251,255,281	(4)	Pool of Repurchase Agreements held as collateral for securities lending	251,255,281

		Total Repurchase Agreements (Cost $251,255,281)	251,255,281

		Total Investments (Cost $867,988,720) (3)–129.3%	1,119,244,001
		Liabilities in Excess of Other Assets–(29.3)%	(253,682,207)

		Net Assets–100.0%	$865,561,794

(1)	Yield at date of purchase.
(2)	Certain principal amounts are temporarily on loan to unaffiliated broker/dealers. As of May 31, 2006, securities subject to this type of arrangement and related collateral were as follows.

Market Value of Securities Loaned	Market Value of Cash Received as Collateral
$250,037,662	$251,255,281

See Note 3 for additional information about securities lending.

(3)	Also represents cost for federal income tax purposes.
(4)	Pool of Repurchase Agreements held as collateral for securities lending

	Principal/ Value	Date of Agreement	Proceeds at Maturity	Collateral Description	Collateral Market Value
Credit Suisse (USA) 4.91%, 6/1/06	37,005,046	5/31/06	37,010,093	37,745,147 various U.S. government securities	37,745,147
Bear Stearns & Co. 4.90%, 6/1/06	4,374,595	5/31/06	4,375,190	4,462,087 various U.S. government securities	4,462,087
Deutsche Bank Securities 4.90%, 6/1/06	22,002,994	5/31/06	22,005,989	22,443,054 various U.S. government securities	22,443,054
JPMorgan Securities 4.90%, 6/1/06	1,000,136	5/31/06	1,000,272	1,020,139 various U.S. government securities	1,020,139
Merrill Lynch 4.91%, 6/1/06	77,407,556	5/31/06	77,418,114	78,955,708 various U.S. government securities	78,955,708
Mizuho Securities USA 4.92%, 6/1/06	100,013,667	5/31/06	100,027,336	102,013,941 various U.S. government securities	102,013,941
Morgan Stanley & Co., Inc. 4.90%, 6/1/06	9,451,287	5/31/06	9,452,572	9,640,312 various U.S. government securities	9,640,312

Note: The categories of investments are shown as a percentage of total net assets as of May 31, 2006.

(See Accompanying Notes to the Financial Statements)

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REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Money Market Fund (formerly Regions Morgan Keegan Select LEADER Money Market Fund) seeks maximum current income consistent with preservation of capital and liquidity. The Fund invests in high quality, short-term money market instruments with remaining maturities of 397 days or less.

INVESTMENT RISKS:    An investment in the Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

During a rising interest rate environment, yields on corporate securities typically increase more rapidly than those of Treasuries. Therefore, we increase our exposure to corporate commercial paper as the Federal Reserve Board (the “Fed”) tightens credit. Conversely, when the Fed is cutting interest rates, we heavily invest in Treasuries and Agencies. As such, we are now much more heavily weighted in corporate debt than we were previously.

The Fund was at a disadvantage after the merger of the LEADER Money Market Fund and the Regions Morgan Keegan Select Government Money Market Fund. As the name implies, the latter invested in Treasury and Agency securities only and these securities ‘under-yielded’ corporate commercial securities during the period. Due to the merger, the Fund had an overweight allocation in government debt for several months. In an effort to minimize the Fund’s yield fluctuations, we strived to keep trading low. However, the yield on the Fund greatly increased as the Treasury and Agency securities matured and we purchased higher yielding corporate securities. As a general rule, the underlying strategy of the Fund and that of the Regions Morgan Keegan Select Treasury Money Market Fund are similar, and we have been looking for good opportunities surrounding Fed meeting dates.

We anticipate that the Fed has at least two more 25 basis point moves before finally taking a breather. This will take us through August 2006. At that time, we will analyze the situation to determine whether to continue with the current portfolio strategy or to make a change depending on the structure of the yield curve and current economic conditions.

John B. Norris, V Senior Portfolio Manager Morgan Asset Management, Inc.	George R. McCurdy, IV Assistant Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

MATURITY BREAKDOWN†

AS OF MAY 31, 2006

% OF TOTAL INVESTMENTS
1-14 Days	14.1%
15-29 Days	14.6%
30-59 Days	34.9%
60-179 Days	36.4%

Total	100.0%

†	The Fund’s composition is subject to change.

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF MAY 31, 2006	SEVEN-DAY YIELD[1]*	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS[2]
CLASS A SHARES**	3.97%	1.79%	3.13%	1.35%	2.35%
CLASS I SHARES**	4.22%	1.92%	3.46%	1.82%	2.83%
*	Not annualized for periods less than one year.
**	The Fund’s Shares are not sold subject to a sales (load) charge; therefore, the total returns displayed above are based upon net asset value.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call 877-757-7424. The Fund’s performance assumes the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

1	The Seven-Day Yield more closely reflects the current earnings of the Fund than does the total return quotation. Investors may call the Fund at 877-757-7424 to acquire the current Seven-Day Net Yield.

2	The Fund began operations on February 18, 2005 as the successor to a substantially similar investment company. On that date, the Fund merged with LEADER Money Market Fund, a series of LEADER Mutual Funds, and assumed that portfolio’s operating history and performance record. The Fund’s performance prior to February 18, 2005 is that of the Fund’s predecessor, the inception date of which was October 4, 2000 (Class A Shares) and July 7, 1999 (Class I Shares). For periods prior to the commencement of operations of the predecessor fund’s Class A Shares, performance information for that class is based on the performance of that Fund’s Class I Shares, which would have substantially similar annual returns compared to the Class A Shares because the Class I Shares were invested in the same portfolio of securities. The performance information assumes reinvestment of dividends and other distributions and, for the periods prior to February 18, 2005, has been adjusted to reflect fees and expenses paid by the predecessor fund’s Class A Shares.

REGIONS MORGAN KEEGAN SELECT MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

MAY 31, 2006 (UNAUDITED)

Principal Amount			Value
Commercial Paper–60.3%
		Banks–20.0%
$3,000,000	(2)	Beethoven Funding Corp., 4.86%, 6/8/2006	$2,997,195
1,800,000	(2)	Calyon NA, Inc., 4.66%, 7/19/2006	1,789,068
3,000,000	(2)	Intesa Funding, 5.00%, 7/17/2006	2,981,063
2,000,000	(2)	Lasalle Bank, 4.73%, 6/13/2006	1,996,893
3,000,000	(2)	Societe Generale North America, 4.84%, 7/5/2006	2,986,513
3,000,000	(2)	UBS America Finance, 5.06%, 8/18/2006	2,967,663

			15,718,395

		Financial Services–36.5%
3,000,000	(2)	AIG Funding, 5.04%, 8/15/2006	2,969,000
3,000,000	(2)	American Express International, 5.06%, 7/17/2006	2,980,757
3,000,000	(2)	Athos Funding Corp., 4.97%, 6/23/2006	2,990,961
3,000,000	(2)	Chevron Funding Corp., 4.98%, 6/16/2006	2,993,799
3,000,000	(2)	Cobbler Funding LLC, 4.96%, 6/26/2006	2,989,771
3,000,000	(2)	General Electric Capital Corp., 5.15%, 9/14/2006	2,955,725
2,000,000	(2)	Netexis U.S. Finance Corp., 4.96%, 11/10/2006	1,956,935
3,000,000	(2)	Stanfield Victoria Funding LLC, 5.04%, 8/7/2006	2,972,307
3,000,000	(2)	Thames Asset Global Securitization, 4.88%, 7/14/2006	2,982,800
3,000,000	(2)	Toyota Motor Credit Corp., 4.93%, 7/6/2006	2,985,796

			28,777,851

		Hospital Management–3.8%
3,000,000	(2)	United Health Group, 5.09%, 8/2/2006	2,974,012

		Total Commercial Paper (Amortized Cost $47,470,258)	47,470,258

Taxable Municipal Bonds–10.3%
		Colorado–2.5%
1,000,000	(*)	Colorado Housing & Finance Authority, Revenue, 5.14%,5/1/2041, SPA Landesbank Hessen	1,000,000
1,000,000	(*)	Colorado Housing & Finance Authority, Single Family Revenue, 5.14%, 11/1/2035	1,000,000

			2,000,000

		Massachusetts–1.4%
1,100,000	(*)	Massachusetts State Housing Finance Agency, Multi-Family Revenue, 5.14%, 5/15/2031, FNMA	1,100,000
		Pennsylvania–3.2%
2,500,000	(*)	Pennsylvania State Higher Education Assistance Agency, Subseries GG-5, 4.92%, 28 Day Reset 12/1/2045, Credit Support : Guaranteed Student Loans	2,500,000
		Texas–0.7%
550,000	(*)	Texas State Taxable Small Business, Series B, 5.07%, 6/1/2045, Credit Support: National Australia Bank	550,000

Principal Amount			Value
Taxable Municipal Bonds (continued)
		Utah–2.5%
$2,000,000	(*)	Utah Housing Corp., Single Family Mortgage Revenue, Series A-2, 5.14%, 7/1/2033, LOC Westdeutche Landesbank	$2,000,000

		Total Taxable Municipal Bonds (Amortized Cost $8,150,000)	8,150,000

Short Term Investments–2.0%
		Mutual Funds–2.0%
807,219		Fidelity Institutional Money Market Portfolio	807,219
807,219		Lehman Brothers Institutional Money Market Portfolio	807,219

		Total Short Term Investments (Amortized Cost $1,614,438)	1,614,438

U.S. Government Agencies–27.6%
		Fannie Mae–2.5%
2,000,000	(1)	5.00%, 1/15/2007	2,003,097
		Federal Home Loan Bank–21.3%
6,750,000	(1)	3.64%, 6/30/2006	6,749,832
3,000,000	(1,2)	4.96%, 7/19/2006	2,980,324
7,000,000	(1,*)	4.50%, 12/30/2008	7,000,000

			16,730,156

		Freddie Mac–3.8%
3,000,000	(2)	5.00%, 8/15/2006	2,969,156

		Total U.S. Government Agencies (Amortized Cost $21,702,409)	21,702,409

		Total Investments–100.2% (Amortized Cost $78,937,105) (3)	78,937,105

		Liabilities in Excess of Other Assets– (0.2)%	(178,807)

		Net Assets–100.0%	$78,758,298

(1)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(2)	Yield at date of purchase.
(3)	Also represents cost for federal income tax purposes.
*	Variable Rate Instruments. The rate presented is the rate in effect as of May 31, 2006. The maturity date reflected is the final maturity date; the interest rate will adjust periodically until maturity.

FNMA—Insured by Federal National Mortgage Association

LLC—Limited Liability Corp.

LOC—Letter of Credit

SPA—Standby Purchase Agreement

Note: The categories are shown as a percentage of total net assets as of May 31, 2006.

(See Accompanying Notes to the Financial Statements)

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REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2006 (UNAUDITED)

	Mid Cap Growth Fund		Growth Fund		Core Equity Fund		Mid Cap Value Fund		Value Fund		Balanced Fund
Assets:
Investments in securities, at value	$434,901,369	(1)	$438,949,220	(1)	$108,265,028		$96,440,936	(1)	$251,190,971		$206,336,684	(1)
Investments in repurchase agreements	—		—		—		—		—		—

Total investments in securities	434,901,369		438,949,220		108,265,028		96,440,936		251,190,971		206,336,684

Interest and dividends receivable	248,185		633,359		320,075		75,885		531,666		763,785
Receivable for fund shares sold	404,088		197,010		—		126,375		178,459		784,873
Receivable for investments sold	—		10,732,608		—		—		—		—
Other assets	17,682		—		—		—		429		—

Total assets	435,571,324		450,512,197		108,585,103		96,643,196		251,901,525		207,885,342

Liabilities:
Payable for fund shares redeemed	146,334		236,783		303,522		15,001		70,741		747
Payable for investments purchased	—		7,436,997		—		—		—		—
Payable for collateral due to broker	64,381,220		33,393,875		—		19,383,229		—		29,015,098
Accrued expenses:
Advisory fees (Note 4)	241,080		265,950		71,300		50,710		164,066		115,051
Administration fees (Note 4)	28,930		31,914		8,556		6,085		19,688		13,806
Custodian fees (Note 4)	5,550		5,807		2,114		1,565		4,343		3,281
Transfer agent fees (Note 4)	12,438		12,073		3,845		4,992		6,380		6,049
Trustees’ fees	500		500		500		500		500		500
Shareholder services fees (Note 4)	79,721		82,550		1,250		16,840		54,382		38,122
Distribution services fees (Note 4)	5,412		2,128		—		670		1,696		849
Other	17,516		21,106		30,694		29,741		22,973		17,882

Total liabilities	64,918,701		41,489,683		421,781		19,509,333		344,769		29,211,385

Net Assets:	370,652,623		409,022,514		108,163,322		77,133,863		251,556,756		178,673,957

Composition of Net Assets:
Paid-in capital	$266,720,891		$358,445,578		$68,915,917		$63,644,960		$225,707,414		$147,167,265
Undistributed net investment income	(731,130)		22,458		606,326		(75,858)		280,443		507,434
Accumulated net realized gains/(losses) on investments	29,441,017		(44,429,932)		11,601,644		593,175		(22,540,711)		(571,523)
Net unrealized appreciation/(depreciation) on investments	75,221,845		94,984,410		27,039,435		12,971,586		48,109,610		31,570,781

Net Assets	$370,652,623		$409,022,514		$108,163,322		$77,133,863		$251,556,756		$178,673,957

Investments, at identified cost	$359,679,524		$343,964,810		$81,225,593		$83,469,350		$203,081,361		$174,765,903

Shares Outstanding and Net Asset Value Per Share:
Class A Shares:
Net assets	$359,377,040		$378,062,149		$5,879,039		$75,952,675		$247,880,360		$175,661,140
Shares outstanding	19,738,468		22,073,567		209,403		7,381,964		14,587,963		11,195,268
Net asset value and redemption price per share	$18.21		$17.13		$28.08		$10.29		$16.99		$15.69
Offering price per share	$19.27	(2)	$18.13	(2)	$29.71	(2)	$10.89	(2)	$17.98	(2)	$16.60	(2)

Class C Shares:
Net assets	$8,405,153		$3,279,276		$97		$1,055,507		$2,608,216		$1,320,934
Shares outstanding	475,010		196,755		3		104,799		154,141		84,249
Net asset value, offering and redemption price* per share	$17.69		$16.67		$28.07		$10.07		$16.92		$15.68

Class I Shares:
Net assets	$2,870,430		$27,681,089		$102,284,186		$125,681		$1,068,180		$1,691,883
Shares outstanding	156,973		1,616,837		3,639,566		12,189		62,840		107,676
Net asset value, offering and redemption price per share	$18.29		$17.12		$28.10		$10.31		$17.00		$15.71
*	Redemption price per share varies by length of time shares are held.
(1)	Including $64,093,548, $33,149,607, $18,994,127, and $31,972,220 of securities loaned, respectively.
(2)	Computation of offering price per share: 100/94.5 of net asset value.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2006 (UNAUDITED)

	Fixed Income Fund		Limited Maturity Fixed Income Fund		Intermediate Tax Exempt Bond Fund	Treasury Money Market Fund		Money Market Fund
Assets:
Investments in securities, at value	$332,201,745	(1)	$72,236,597	(1)	$53,996,294	$867,988,720		$78,937,105
Investments in repurchase agreements	—		—		—	251,255,281	(1)	—

Total investments in securities	332,201,745		72,236,597		53,996,294	1,119,244,001		78,937,105

Cash	—		—		—	—		—
Interest and dividends receivable	2,509,661		473,280		711,073	798,013		275,410
Receivable for fund shares sold	56,648		299		—	—		—
Prepaid expenses	—		—		—	159,214		—

Total assets	334,768,054		72,710,176		54,707,367	1,120,201,228		79,212,515

Liabilities:
Payable for fund shares redeemed	164,427		304,637		46,500	—		—
Dividends payable	865,113		90,918		145,390	2,959,245		282,046
Payable for collateral due to broker	47,673,124		13,054,006		—	251,255,281		—
Accrued expenses:
Advisory fees (Note 4)	122,615		20,492		11,682	145,565		54,650
Administration fees (Note 4)	22,071		4,611		4,206	66,074		25,810
Custodian fees (Note 4)	4,740		1,237		1,147	7,706		5,020
Transfer agent fees (Note 4)	5,410		3,290		3,134	12,387		3,032
Trustees’ fees	500		500		500	500		500
Shareholder services fees—Class A Shares	48,698		12,793		10,191	183,539		13,839
Distribution services fees—Class C Shares	1,652		264		—	—		—
Other	8,756		13,912		41,095	9,137		69,320

Total liabilities	48,917,106		13,506,660		263,845	254,639,434		454,217

Net Assets:	285,850,948		59,203,516		54,443,522	865,561,794		78,758,298

Composition of Net Assets:
Paid-in capital	$295,988,758		$65,091,910		54,523,528	865,568,200		78,953,653
Undistributed net investment income	229,164		8,501		(20,664)	—		—
Accumulated net realized gains/(losses) on investments	(3,163,315)		(5,407,637)		(9,029)	(6,406)		(195,355)
Net unrealized appreciation/(depreciation) of investments	(7,203,659)		(489,258)		(50,313)	—		—

Net Assets	$285,850,948		$59,203,516		$54,443,522	$865,561,794		$78,758,298

Investments, at identified cost	$339,405,404		$72,725,855		$54,046,607	$867,988,720		$78,937,105

Shares Outstanding and Net Asset Value Per Share:
Class A Shares:
Net assets	$225,063,430		$58,789,295		$47,441,842	$865,561,694		$63,430,080
Shares outstanding	22,405,604		6,142,530		5,036,176	865,575,196		63,515,137
Net asset value and redemption price per share	$10.05		$9.57		$9.42	$1.00		$1.00
Offering price per share	$10.26	(2)	$9.72	(3)	$9.61 (2)	$1.00		$1.00

Class C Shares:
Net assets	$2,580,108		$414,120		$102	—		—
Shares outstanding	256,824		43,275		11	—		—
Net asset value, offering and redemption price* per share	$10.05		$9.57		$9.44	—		—

Class I Shares:
Net assets	$58,207,410		$101		$7,001,578	$100		$15,328,218
Shares outstanding	5,794,243		11		743,586	100		15,313,517
Net asset value, offering and redemption price per share	$10.05		$9.56		$9.42	$1.00		$1.00
*	Redemption price per share varies by length of time shares are held.
(1)	Including $53,087,875, $13,248,057, and $250,037,662 of securities loaned, respectively.
(2)	Computation of Offering Price Per Share: 100/98 of net asset value.
(3)	Computation of Offering Price Per Share: 100/98.5 of net asset value.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2006 (UNAUDITED)

	Mid Cap Growth Fund	Growth Fund		Core Equity Fund
Investment Income:
Dividend income	$1,440,602 (1)	$2,779,569	(2)	$1,473,266	(3)
Proceeds from securities lending	90,316	15,311		—

Total investment income	1,530,918	2,794,880		1,473,266

Expenses:
Advisory fees	1,361,193	1,589,902		439,097
Administration fees	163,343	190,788		52,691
Custodian fees	31,862	34,285		12,956
Transfer agent fees	89,943	100,740		39,205
Trustees’ fees	1,646	1,643		1,696
Audit fees	12,791	37,747		5,537
Legal fees	21,257	29,299		8,414
Portfolio accounting fees	54,448	63,596		15,464
Shareholder service fees—Class A Shares	442,800	488,347		6,950
Shareholder service fees—Class C Shares	9,156	3,990		—
Distribution service fees—Class C Shares	27,467	11,971		—
Share registration fees	19,568	25,277		17,491
Printing and postage fees	21,760	28,107		10,190
Other	6,007	9,772		2,588

Total expenses	2,263,241	2,615,464		612,279

Net investment income/(loss)	(732,323)	179,416		860,987

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains on investments	29,486,398	5,704,650		19,028,600
Change in unrealized appreciation/(depreciation) on investments	(6,405,205)	(436,318)		(18,472,531)

Net realized and unrealized gains on investments	23,081,193	5,268,332		556,069

Change in net assets resulting from operations	$22,348,870	$5,447,748		$1,417,056

(1)	Net of foreign taxes withheld of $3,482.

(2)	Net of foreign taxes withheld of $4,103.

(3)	Net of foreign taxes withheld of $5,094.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2006 (UNAUDITED)

	Mid Cap Value Fund	Value Fund		Balanced Fund
Investment Income:
Dividend income	$461,384	$2,129,613	(1)	$1,098,833	(2)
Interest income	—	—		1,091,623
Proceeds from securities lending	6,521	—		14,755

Total investment income	467,905	2,129,613		2,205,211

Expenses:
Advisory fees	313,783	926,358		671,223
Administration fees	37,654	111,163		80,547
Custodian fees	9,615	24,760		19,146
Transfer agent fees	31,551	40,590		59,643
Trustees’ fees	1,646	1,646		1,643
Audit fees	2,637	7,578		17,150
Legal fees	6,274	11,545		9,258
Portfolio accounting fees	12,551	32,054		26,849
Shareholder service fees—Class A Shares	103,192	304,731		220,091
Shareholder service fees—Class C Shares	1,211	3,180		1,659
Distribution service fees—Class C Shares	3,633	9,542		4,978
Share registration fees	15,315	17,255		17,442
Printing and postage fees	2,846	6,315		7,607
Other	1,855	2,703		1,511

Total expenses	543,763	1,499,420		1,138,747

Net investment income/(loss)	(75,858)	630,193		1,066,464

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains on investments	2,094,017	3,295,990		4,247,439
Change in unrealized appreciation/(depreciation) on investments	(522,351)	7,782,642		(652,457)

Net realized and unrealized gains on investments	1,571,666	11,078,632		3,594,982

Change in net assets resulting from operations	$1,495,808	$11,708,825		$4,661,446

(1)	Net of foreign taxes withheld of $2,714.

(2)	Net of foreign taxes withheld of $1,809.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2006 (UNAUDITED)

	Fixed Income Fund	Limited Maturity Fixed Income Fund	Intermediate Tax Exempt Bond Fund
Investment Income:
Interest income	$7,623,594	$1,224,973	$1,172,740
Dividend income	140,790	43,122	4,207
Proceeds from securities lending	64,740	16,384	—

Total investment income	7,829,124	1,284,479	1,176,947

Expenses:
Advisory fees	749,784	126,201	72,141
Administration fees	134,961	28,395	25,971
Custodian fees	28,622	7,557	7,018
Transfer agent fees	54,888	26,029	23,373
Trustees’ fees	1,643	1,646	1,643
Audit fees	34,529	14,138	6,177
Legal fees	21,419	8,429	3,878
Portfolio accounting fees	44,987	11,168	8,657
Shareholder service fees—Class A Shares	290,324	78,234	61,776
Shareholder service fees—Class C Shares	3,101	560	95
Distribution service fees—Class C Shares	9,618	1,679	—
Share registration fees	14,209	23,158	10,524
Printing and postage fees	17,055	6,380	2,192
Other	4,043	4,295	1,402

Total expenses	1,409,183	337,869	224,847

Net investment income	6,419,941	946,610	952,100

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	(1,394,803)	(664,367)	(10,952)
Change in unrealized appreciation/(depreciation) on investments	(3,970,237)	195,754	(509,112)

Net realized and unrealized gains/(losses) on investments	(5,365,040)	(468,613)	(520,064)

Change in net assets resulting from operations	$1,054,901	$477,997	$432,036

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2006 (UNAUDITED)

	Treasury Money Market Fund	Money Market Fund
Investment Income:
Interest income	$18,557,136 (3)	$2,016,544
Dividend income	—	133,950
Proceeds from securities lending	159,063	—

Total investment income	18,716,199	2,150,494

Expenses:
Advisory fees	872,857	120,886
Administration fees	393,350	82,278
Custodian fees	45,541	10,927
Transfer agent fees	70,774	20,627
Trustees’ fees	2,031	2,913
Audit fees	43,917	4,688
Legal fees	12,495	1,799
Portfolio accounting fees	131,117	14,520
Shareholder service fees—Class A Shares	1,092,660	94,165
Share registration fees	15,237	7,387
Printing and postage fees	—	3,250
Other	63,157	44,985

Total expenses	2,743,136	408,425

Net investment income	15,973,063	1,742,069
Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investments	(6,406)	(3,108)

Net realized and unrealized gains/(losses) on investments	(6,406)	(3,108)

Change in net assets resulting from operations	$15,966,657	$1,738,961

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Growth Fund
	Six Months Ended May 31, 2006	Year Ended November 30, 2005	Six Months Ended May 31, 2006	Year Ended November 30, 2005
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations—
Net investment income/(loss)	$(732,323)	$(1,233,222)	$179,416	$852,085
Net realized gains/(losses) on investments	29,486,398	18,798,273	5,704,650	12,734,097
Net change in unrealized appreciation/(depreciation) on investments	(6,405,205)	34,662,706	(436,318)	27,320,241

Change in net assets resulting from operations	22,348,870	52,227,757	5,447,748	40,906,423

Distributions to Shareholders—
Distributions from net investment income:
Class A Shares	—	—	(160,987)	(2,288,247)
Class C Shares	—	—	—	(12,062)
Class I Shares	—	—	(83,805)	(15)
Distributions from net realized gain on investments:
Class A Shares	(18,409,377)	(24,267,601)	—	—
Class C Shares	(345,412)	(453,983)	—	—
Class I Shares	(72,304)	(85,136)	—	—

Change in net assets resulting from distributions to shareholders	(18,827,093)	(24,806,720)	(244,792)	(2,300,324)

Capital Transactions—
Change in net assets resulting from capital transactions (Note 7)	41,187,682	(2,187,051)	(18,280,520)	(31,245,974)

Change in net assets	44,709,459	25,233,986	(13,077,564)	7,360,125
Net Assets:
Beginning of period	325,943,164	300,709,178	422,100,078	414,739,953

End of period	$370,652,623	$325,943,164	$409,022,514	$422,100,078

Undistributed net investment income	$—	$1,193	$22,458	$87,834

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Core Equity Fund
	Six Months Ended May 31, 2006	Period Ended November 30, 2005(1)	Year Ended August 31, 2005
	(Unaudited)
Change in Net Assets:
Operations—
Net investment income/(loss)	$860,987	$304,482	$1,685,415
Net realized gains/(losses) on investments	19,028,600	2,892,156	10,719,729
Net change in unrealized appreciation/(depreciation) on investments	(18,472,531)	(1,190,364)	6,035,806

Change in net assets resulting from operations	1,417,056	2,006,274	18,440,950

Distributions to Shareholders—
Distributions from net investment income:
Class A Shares	(16,674)	(12,143)	(77,739)
Class B Shares	—	—	(3,718)
Class I Shares	(475,322)	(323,187)	(1,607,344)

Change in net assets resulting from distributions to shareholders	(491,996)	(335,330)	(1,688,801)

Capital Transactions—
Change in net assets resulting from capital transactions (Note 7)	(10,827,723)	(8,995,723)	(42,007,282)

Change in net assets	(9,902,663)	(7,324,779)	(25,255,133)
Net Assets:
Beginning of period	118,065,985	125,390,764	150,645,897

End of period	$108,163,322	$118,065,985	$125,390,764

Undistributed net investment income	$606,326	$237,335	$268,183

(1)	For the period September 1, 2005 to November 30, 2005.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Mid Cap Value Fund		Value Fund
	Six Months Ended May 31, 2006	Year Ended November 30, 2005	Six Months Ended May 31, 2006	Year Ended November 30, 2005
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations—
Net investment income/(loss)	$(75,858)	$(433,663)	$630,193	$1,764,671
Net realized gains/(losses) on investments	2,094,017	9,983,696	3,295,990	6,096,095
Net change in unrealized appreciation/(depreciation) on investments	(522,351)	1,508,435	7,782,642	16,111,858

Change in net assets resulting from operations	1,495,808	11,058,468	11,708,825	23,972,624

Distributions to Shareholders—
Distributions from net investment income:
Class A Shares	—	—	(853,519)	(2,042,187)
Class C Shares	—	—	—	(10,503)
Class I Shares	—	—	(6,092)	(7,857)
Distributions from net realized gain on investments:
Class A Shares	(10,184,417)	(21,631,351)	—	—
Class C Shares	(101,871)	(80,147)	—	—
Class I Shares	(15,875)	—	—	—

Change in net assets resulting from distributions to shareholders	(10,302,163)	(21,711,498)	(859,611)	(2,060,547)

Capital Transactions—
Change in net assets resulting from capital transactions (Note 7)	(4,857,353)	(5,155,674)	13,346,086	33,090,811

Change in net assets	(13,663,708)	(15,808,704)	24,195,300	55,002,888
Net Assets:
Beginning of period	90,797,571	106,606,275	227,361,456	172,358,568

End of period	$77,133,863	$90,797,571	$251,556,756	$227,361,456

Undistributed net investment income	$—	$—	$280,443	$509,861

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Balanced Fund		Fixed Income Fund
	Six Months Ended May 31, 2006	Year Ended November 30, 2005	Six Months Ended May 31, 2006	Year Ended November 30, 2005
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations—
Net investment income/(loss)	$1,066,464	$1,447,794	$6,419,941	$9,424,274
Net realized gains/(losses) on investments	4,247,439	4,061,769	(1,394,803)	(20,954)
Net change in unrealized appreciation/(depreciation) on investments	(652,457)	8,179,149	(3,970,237)	(7,346,831)

Change in net assets resulting from operations	4,661,446	13,688,712	1,054,901	2,056,489

Distributions to Shareholders—
Distributions from net investment income:
Class A Shares	(953,157)	(1,581,432)	(5,003,466)	(9,252,093)
Class C Shares	(1,351)	(12,935)	(44,125)	(72,063)
Class I Shares	(1,613)	—	(1,470,801)	(99,667)
Distributions from net realized gain on investments:
Class A Shares	(375,391)	—	—	—
Class C Shares	(3,132)	—	—	—
Class I Shares	(215)	—	—	—

Change in net assets resulting from distributions to shareholders	(1,334,859)	(1,594,367)	(6,518,392)	(9,423,823)

Capital Transactions—
Change in net assets resulting from capital transactions (Note 7)	(1,552,968)	44,754,332	(20,549,243)	51,168,478

Change in net assets	1,773,619	56,848,677	(26,012,734)	43,801,144
Net Assets:
Beginning of period	176,900,338	120,051,661	311,863,682	268,062,538

End of period	$178,673,957	$176,900,338	$285,850,948	$311,863,682

Undistributed net investment income	$507,434	$313,118	$—	$—

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Limited Maturity Fixed Income Fund		Intermediate Tax Exempt Bond Fund
	Six Months Ended May 31, 2006	Year Ended November 30, 2005	Six Months Ended May 31, 2006	Year Ended November 30, 2005
	(Unaudited)		(Unaudited)
Change in Net Assets:
Operations—
Net investment income/(loss)	$946,610	$2,615,639	$952,100	$1,852,448
Net realized gains/(losses) on investments	(664,367)	(1,115,917)	(10,952)	49,811
Net change in unrealized appreciation/(depreciation) on investments	195,754	(524,713)	(509,112)	(1,227,269)

Change in net assets resulting from operations	477,997	975,009	432,036	674,990

Distributions to Shareholders—
Distributions from net investment income:
Class A Shares	(942,698)	(2,723,722)	(839,177)	(1,833,640)
Class C Shares	(5,034)	(14,783)	(2)	(2)
Class I Shares	(2)	(1)	(132,921)	(18,806)
Distributions from net realized gain on investments:
Class A Shares	—	—	(49,538)	(415,820)
Class I Shares	—	—	(8,286)	(1,961)

Change in net assets resulting from distributions to shareholders	(947,734)	(2,738,506)	(1,029,924)	(2,270,229)

Capital Transactions—
Change in net assets resulting from capital transactions (Note 7)	(8,304,042)	(41,351,492)	(6,397,339)	(5,822,952)

Change in net assets	(8,773,779)	(43,114,989)	(6,995,227)	(7,418,191)
Net Assets:
Beginning of period	67,977,295	111,092,284	61,438,749	68,856,940

End of period	$59,203,516	$67,977,295	$54,443,522	$61,438,749

Undistributed net investment income	$—	$—	$—	$—

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Treasury Money Market Fund
	Six Months Ended May 31, 2006	Year Ended November 30, 2005
	(Unaudited)
Change in Net Assets:
Operations—
Net investment income	$15,973,063	$18,732,410
Net realized losses on investments	(6,406)	—

Change in net assets resulting from operations	15,966,657	18,732,410

Distributions to Shareholders—
Distributions from net investment income:
Class A Shares	(15,973,063)	(18,762,869)
Class I Shares	— (1)	—

Change in net assets resulting from distributions to shareholders	(15,973,063)	(18,762,869)

Capital Transactions—
Change in net assets resulting from capital transactions (Note 7)	37,707,131	(33,477,947)

Change in net assets	37,700,725	(33,508,406)
Net Assets:
Beginning of period	827,861,069	861,369,475

End of period	$865,561,794	$827,861,069

Undistributed net investment income	$—	$—

(1)	Distributions from the commencement of investment operations on April 3, 2006 to May 31, 2006 were less than $1.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Money Market Fund
	Six Months Ended May 31, 2006	Period Ended November 30, 2005(1)	Year Ended August 31, 2005
	(Unaudited)
Change in Net Assets:
Operations—
Net investment income	$1,742,069	$665,175	$2,858,037
Net realized gains/(losses) on investments	(3,108)	—	(156,681)

Change in net assets resulting from operations	1,738,961	665,175	2,701,356

Distributions to Shareholders—
Distributions from net investment income:
Class A Shares	(1,335,903)	(333,145)	(774,014)
Class I Shares	(406,166)	(332,030)	(2,013,410)
Sweep Shares	—	—	(70,613)

Change in net assets resulting from distributions to shareholders	(1,742,069)	(665,175)	(2,858,037)

Capital Transactions—
Change in net assets resulting from capital transactions (Note 7)	(39,111,276)	37,893,387	(135,910,588)

Change in net assets	(39,114,384)	37,893,387	(136,067,269)
Net Assets:
Beginning of period	117,872,682	79,979,295	216,046,564

End of period	$78,758,298	$117,872,682	$79,979,295

Undistributed net investment income	$—	$—	$—

(1)	For the period September 1, 2005 to November 30, 2005.

(See Accompanying Notes to the Financial Statements)

[THIS PAGE INTENTIONALLY LEFT BLANK]

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains
Mid Cap Growth Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$18.06	(0.04)		1.19	1.15	—		(1.00)
Year Ended November 30, 2005	$16.57	(0.07)		2.93	2.86	—		(1.37)
Year Ended November 30, 2004	$15.49	(0.11)		1.19	1.08	—		—
Year Ended November 30, 2003	$11.99	(0.11	)(5)	3.61	3.50	—		—
Year Ended November 30, 2002	$13.66	(0.05	)(5)	(1.60)	(1.65)	(0.02)		—

Mid Cap Growth Fund
Class C Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$17.61	(0.04)		1.12	1.08	—		(1.00)
Year Ended November 30, 2005	$16.24	(0.07)		2.81	2.74	—		(1.37)
Year Ended November 30, 2004	$15.29	(0.11)		1.06	0.95	—		—
Year Ended November 30, 2003	$11.92	(0.21	)(5)	3.58	3.37	—		—
Period Ended November 30, 2002 (8)	$13.71	(0.12	)(5)	(1.67)	(1.79)	—		—

Mid Cap Growth Fund
Class I Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$18.11	(0.04)		1.22	1.18	—		(1.00)
Year Ended November 30, 2005	$16.59	(0.07)		2.96	2.89	—		(1.37)
Period Ended November 30, 2004 (9)	$16.16	(0.11)		0.54	0.43	—		—

Growth Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$16.93	0.01		0.20	0.21	(0.01)		—
Year Ended November 30, 2005	$15.33	0.04		1.65	1.69	(0.09)		—
Year Ended November 30, 2004	$15.04	0.06		0.23	0.29	—		—
Year Ended November 30, 2003	$13.03	(0.03	)(5)	2.04	2.01	—		—
Year Ended November 30, 2002	$15.27	(0.01	)(5)	(2.23)	(2.24)	(0.00	)(6)	—

Growth Fund
Class C Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$16.52	—		0.15	0.15	—		—
Year Ended November 30, 2005	$15.02	0.01		1.55	1.56	(0.06)		—
Year Ended November 30, 2004	$14.84	0.06		0.12	0.18	—		—
Year Ended November 30, 2003	$12.95	(0.15	)(5)	2.04	1.89	—		—
Year Ended November 30, 2002 (8)	$15.46	(0.09	)(5)	(2.42)	(2.51)	—		—

Growth Fund
Class I Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$16.94	0.05		0.18	0.23	(0.05)		—
Period Ended November 30, 2005 (10)	$15.52	(0.04)		1.47	1.43	(0.01)		—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(4)	Not annualized for periods less than one year.

(5)	Based on average shares outstanding.

REGIONS MORGAN KEEGAN SELECT FUNDS

				Ratios to Average Net Assets						Supplemental Data
Total Distributions		Net Asset Value, End of Period	Total Return (1, 4)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbusement (2)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate (3)

(1.00)		$18.21	6.69%	1.24%		(0.39)%		—		$359,377	36%
(1.37)		$18.06	18.91%	1.26%		(0.40)%		—		$318,644	73%
—		$16.57	6.97%	1.29%		(0.69)%		—		$294,325	56%
—		$15.49	29.19%	1.33%		(0.82)%		—		$175,867	49%
(0.02)		$11.99	(12.07)%	1.30%		(0.42)%		—		$114,660	126%

(1.00)		$17.69	6.45%	1.99%		(1.14)%		—		$8,405	36%
(1.37)		$17.61	18.54%	2.01%		(1.15)%		—		$5,984	73%
—		$16.24	6.21%	1.99%		(1.39)%		—		$5,353	56%
—		$15.29	28.27%	2.08%		(1.62)%		—		$1,825	49%
—		$11.92	(14.06)%	2.05	%(7)	(1.18	)%(7)	—		$259	126%

(1.00)		$18.29	6.84%	0.99%		(0.14)%		—		$2,871	36%
(1.37)		$18.11	19.09%	1.01%		(0.15)%		—		$1,315	73%
—		$16.59	2.66%	1.00	%(7)	(0.40	)%(7)	—		$1,032	56%

(0.01)		$17.13	1.22%	1.25%		0.07%		—		$378,062	11%
(0.09)		$16.93	11.06%	1.23%		0.22%		0.05%		$385,900	53%
—		$15.33	1.93%	1.27%		0.37%		0.05%		$411,785	33%
—		$15.04	15.43%	1.27%		(0.23)%		0.05%		$319,180	44%
(0.00	)(3)	$13.03	(14.65)%	1.28%		(0.06)%		0.05%		$271,852	112%

—		$16.67	0.91%	2.00%		(0.68)%		—		$3,280	11%
(0.06)		$16.52	10.43%	1.98%		(0.53)%		0.05%		$3,082	53%
—		$15.02	1.21%	1.96%		(0.32)%		0.05%		$2,955	33%
—		$14.84	14.59%	2.02%		(1.06)%		0.05%		$1,072	44%
—		$12.95	(16.88)%	2.03	%(7)	(0.81	)%(7)	0.05	%(7)	$139	112%

(0.05)		$17.12	1.35%	1.00%		0.32%		—		$27,681	11%
(0.01)		$16.94	9.24%	0.98%		0.47%		0.05%		$33,118	53%

(6)	Represents less than $0.005.

(7)	Annualized for periods less than one year.

(8)	From the commencement of investment operations on January 7, 2002.

(9)	From the commencement of investment operations on June 23, 2004.

(10)	From the commencement of investment operations on May 19, 2005.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments		Total From Investment Operations	Dividends from Net Investment Income
Core Equity Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$27.94	0.18		0.04		0.22	(0.08)
Period Ended November 30, 2005 (7)	$27.56	0.05		0.39		0.44	(0.06)
Year Ended August 31, 2005	$24.38	0.27	(5)	3.15	(5)	3.42	(0.24)
Year Ended August 31, 2004	$22.68	0.12	(5)	1.73	(5)	1.85	(0.15)
Year Ended August 31, 2003	$21.14	0.18		1.55		1.73	(0.19)
Year Ended August 31, 2002	$25.50	0.17		(4.37)		(4.20)	(0.16)

Core Equity Fund
Class C Shares
For the Period Ended May 31, 2006 (Unaudited) (8)	$29.07	—		(1.00)		(1.00)	—

Core Equity Fund
Class I Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$27.97	0.22		0.03		0.25	(0.12)
For the Period Ended November 30, 2005 (7)	$27.59	0.07		0.39		0.46	(0.08)
Year Ended August 31, 2005	$24.42	0.34	(5)	3.16	(5)	3.50	(0.33)
Year Ended August 31, 2004	$22.71	0.19	(5)	1.73	(5)	1.92	(0.21)
Year Ended August 31, 2003	$21.17	0.25		1.54		1.79	(0.25)
Year Ended August 31, 2002	$25.55	0.22		(4.38)		(4.16)	(0.22)

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(4)	Not annualized for periods less than one year.

(5)	Per share data calculated using average shares for the period.

(6)	Annualized for periods less than one year.

(7)	For the period September 1, 2005 to November 30, 2005.

(8)	From the commencement of investment operations on April 3, 2006.

(9)	Represents less than $1,000.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets					Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 4)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbusement (2)	Net Assets, End of Period (000’s)		Portfolio Turnover Rate (3)

(0.08)	$28.08	0.79%	1.29	%(6)	1.24	%(6)	—	$5,879		50%
(0.06)	$27.94	1.59%	1.43	%(6)	0.75	%(6)	—	$5,346		6%
(0.24)	$27.56	14.08%	1.42%		0.95%		0.02%	$5,941		31%
(0.15)	$24.38	8.16%	1.43%		0.48%		0.05%	$12,445		10%
(0.19)	$22.68	8.28%	1.44%		0.96%		0.08%	$6,992		12%
(0.16)	$21.14	(16.56)%	1.40%		0.66%		0.10%	$4,402		4%

—	$28.07	(3.44)%	2.04	%(6)	0.49	%(6)	—	$—	(9)	50%

(0.12)	$28.10	0.89%	1.04	%(6)	1.49	%(6)	—	$102,284		50%
(0.08)	$27.97	1.65%	1.18	%(6)	1.01	%(6)	—	$112,720		6%
(0.33)	$27.59	14.39%	1.15%		1.27%		0.16%	$119,450		31%
(0.21)	$24.42	8.48%	1.13%		0.77%		0.35%	$136,532		10%
(0.25)	$22.71	8.57%	1.14%		1.26%		0.38%	$139,516		12%
(0.22)	$21.17	(16.38)%	1.09%		0.95%		0.41%	$134,134		4%

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income		Distributions from Capital Gains	Return of Capital
Mid Cap Value Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$11.43	(0.01)		0.17	0.16	—		(1.30)	—
Year Ended November 30, 2005	$12.73	(0.06)		1.34	1.28	—		(2.58)	—
Year Ended November 30, 2004	$11.27	(0.06)		2.35	2.29	(0.00	)(6)	(0.83)	—
Period Ended November 30, 2003 (9)	$10.00	(0.00	)(5,6)	1.27	1.27	—		—	—

Mid Cap Value Fund
Class C Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$11.26	(0.01)		0.12	0.11	—		(1.30)	—
Year Ended November 30, 2005	$12.63	(0.06)		1.27	1.21	—		(2.58)	—
Year Ended November 30, 2004	$11.25	(0.06)		2.27	2.21	—		(0.83)	—
Period Ended November 30, 2003 (9)	$10.00	(0.06	)(5)	1.31	1.25	—		—	—

Mid Cap Value Fund
Class I Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$11.44	(0.01)		0.18	0.17	—		(1.30)	—
Period Ended November 30, 2005 (10)	$10.50	(0.06)		1.00	0.94	—		—	—

Value Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$16.23	0.04		0.78	0.82	(0.06)		—	—
Year Ended November 30, 2005	$14.40	0.15		1.86	2.01	(0.18)		—	—
Year Ended November 30, 2004	$13.13	0.12		1.23	1.35	(0.08)		—	—
Year Ended November 30, 2003	$12.22	0.08	(5)	0.90	0.98	(0.07)		—	—
Year Ended November 30, 2002	$13.94	0.12		(1.71)	(1.59)	(0.13)		—	(0.00	)(3,8)

Value Fund
Class C Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$16.16	(0.02)		0.74	0.72	—		—	—
Year Ended November 30, 2005	$14.33	0.04		1.86	1.90	(0.07)		—	—
Year Ended November 30, 2004	$13.13	0.08		1.16	1.24	(0.04)		—	—
Year Ended November 30, 2003	$12.21	(0.00	)(5,6)	0.92	0.92	(0.00	)(6)	—	—
Period Ended November 30, 2002 (11)	$13.35	0.02		(1.14)	(1.12)	(0.02)		—	(0.00	)(3,8)

Value Fund
Class I Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$16.26	0.09		0.76	0.85	(0.11)		—	—
Year Ended November 30, 2005	$14.42	0.18		1.87	2.05	(0.21)		—	—
Period Ended November 30, 2004 (12)	$13.69	0.07		0.70	0.77	(0.04)		—	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(4)	Not annualized for periods less than one year.

(5)	Based on average shares outstanding.

(6)	Represents less than $0.005.

REGIONS MORGAN KEEGAN SELECT FUNDS

				Ratios to Average Net Assets						Supplemental Data
Total Distributions		Net Asset Value, End of Period	Total Return (1, 4)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbusement (2)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate (3)

(1.30)		$10.29	1.74%	1.29%		(0.17)%		—		$75,953	18%
(2.58)		$11.43	11.93%	1.25%		(0.44)%		0.05%		$89,810	68%
(0.83)		$12.73	21.76%	1.38%		(0.70)%		0.05%		$106,222	23%
—		$11.27	12.70%	1.38	%(7)	0.03	%(7)	0.05	%(7)	$68,034	126%

(1.30)		$10.07	1.28%	2.04%		(0.92)%		—		$1,055	18%
(2.58)		$11.26	11.38%	2.00%		(1.19)%		0.05%		$848	68%
(0.83)		$12.63	21.00%	1.81%		(1.13)%		0.05%		$384	23%
—		$11.25	12.50%	2.13	%(7)	(0.72	)%(7)	0.05	%(7)	$4	126%

(1.30)		$10.31	1.84%	1.04%		0.08%		—		$126	18%
—		$11.44	8.95%	1.00%		(0.19)%		0.05%		$140	68%

(0.06)		$16.99	5.06%	1.21%		0.52%		—		$247,881	36%
(0.18)		$16.23	14.05%	1.25%		0.97%		0.05%		$224,301	58%
(0.08)		$14.40	10.29%	1.29%		0.92%		0.05%		$169,772	59%
(0.07)		$13.13	8.12%	1.25%		0.68%		0.05%		$209,319	231%
(0.13)		$12.22	(11.47)%	1.23%		0.89%		0.05%		$196,423	163%

—		$16.92	4.70%	1.96%		(0.23)%		—		$2,608	36%
(0.07)		$16.16	13.31%	2.00%		0.22%		0.05%		$2,255	58%
(0.04)		$14.33	9.45%	2.00%		0.18%		0.05%		$2,056	59%
(0.00	)(9)	$13.13	7.55%	2.00%		0.04%		0.05%		$368	231%
(0.02)		$12.21	(8.80)%	1.98	%(7)	0.21	%(7)	0.05	%(7)	$55	163%

(0.11)		$17.00	5.24%	0.96%		0.77%		—		$1,068	36%
(0.21)		$16.26	14.31%	1.00%		1.22%		0.05%		$806	58%
0.04		$14.42	5.63%	1.02	%(7)	1.16	%(7)	0.05	%(7)	$531	59%

(7)	Annualized for periods less than one year.

(8)	Represents a return of capital for federal income tax purposes.

(9)	From the commencement of investment operations on December 9, 2002.

(10)	From the commencement of investment operations on May 10, 2005.

(11)	From the commencement of investment operations on February 21, 2002.

(12)	From the commencement of investment operations on June 16, 2004.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Balanced Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$15.40	0.09		0.31	0.40	(0.08)	(0.03)
Year Ended November 30, 2005	$13.97	0.16		1.46	1.62	(0.19)	—
Year Ended November 30, 2004	$13.54	0.22	(5)	0.40	0.62	(0.19)	—
Year Ended November 30, 2003	$12.88	0.20	(5)	0.68	0.88	(0.22)	—
Year Ended November 30, 2002	$14.07	0.24	(5)	(0.93)	(0.69)	(0.24)	(0.26)

Balanced Fund
Class C Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$15.38	0.03		0.32	0.35	(0.02)	(0.03)
Year Ended November 30, 2005	$13.95	0.06		1.46	1.52	(0.09)	—
Year Ended November 30, 2004	$13.54	0.13	(5)	0.39	0.52	(0.11)	—
Year Ended November 30, 2003	$12.90	0.10	(5)	0.67	0.77	(0.13)	—
Period Ended November 30, 2002 (7)	$13.67	0.13	(5)	(0.82)	(0.69)	(0.08)	—

Balanced Fund
Class I Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$15.42	0.11		0.31	0.42	(0.10)	(0.03)
Period Ended November 30, 2005 (8)	$15.15	0.01		0.30	0.31	(0.04)	—

Fixed Income Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$10.23	0.22		(0.18)	0.04	(0.22)	—
Year Ended November 30, 2005	$10.54	0.39		(0.31)	0.08	(0.39)	—
Year Ended November 30, 2004	$11.02	0.37		(0.27)	0.10	(0.37)	(0.21)
Year Ended November 30, 2003	$11.10	0.41		(0.06)	0.35	(0.41)	(0.02)
Year Ended November 30, 2002	$10.82	0.46		0.28	0.74	(0.46)	—

Fixed Income Fund
Class C Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$10.23	0.18		(0.18)	—	(0.18)	—
Year Ended November 30, 2005	$10.55	0.31		(0.32)	(0.01)	(0.31)	—
Year Ended November 30, 2004	$11.02	0.28		(0.25)	0.03	(0.29)	(0.21)
Year Ended November 30, 2003	$11.10	0.32		(0.05)	0.27	(0.33)	(0.02)
Period Ended November 30, 2002 (9)	$10.82	0.37		0.28	0.65	(0.37)	—

Fixed Income Fund
Class I Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$10.23	0.23		(0.18)	0.05	(0.23)	—
Period Ended November 30, 2005 (10)	$10.40	0.13		(0.17)	(0.04)	(0.13)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(4)	Not annualized for periods less than one year.

(5)	Based on average shares outstanding.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets						Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 4)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbusement (2)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate (3)

(0.11)	$15.69	2.65%	1.27%		1.20%		—		$175,661	14%
(0.19)	$15.40	11.72%	1.28%		1.16%		0.05%		$127,954	22%
(0.19)	$13.97	4.63%	1.33%		1.62%		0.05%		$117,968	79%
(0.22)	$13.54	6.92%	1.35%		1.58%		0.05%		$96,192	98%
(0.50)	$12.88	(4.99)%	1.30%		1.83%		0.05%		$92,530	82%

(0.05)	$15.68	2.27%	2.02%		0.45%		—		$1,321	14%
(0.09)	$15.38	10.96%	2.03%		0.41%		0.05%		$1,382	22%
(0.11)	$13.95	3.86%	2.08%		0.92%		0.05%		$2,084	79%
(0.13)	$13.54	6.07%	2.10%		0.81%		0.05%		$978	98%
(0.08)	$12.90	(5.31)%	2.05	%(6)	1.24	%(6)	0.05	%(6)	$612	82%

(0.13)	$15.71	2.77%	1.02%		1.45%		—		$1,692	14%
(0.04)	$15.42	2.06%	1.03	%(6)	1.41	%(6)	0.05	%(6)	$47,565	22%

(0.22)	$10.05	0.37%	0.99%		4.22%		—		$225,064	17%
(0.39)	$10.23	0.75%	0.97%		3.67%		0.25%		$231,426	39%
(0.58)	$10.54	0.87%	0.97%		3.44%		0.25%		$265,532	116%
(0.43)	$11.02	3.16%	0.97%		3.65%		0.25%		$316,857	72%
(0.46)	$11.10	6.96%	0.97%		4.19%		0.25%		$255,280	50%

(0.18)	$10.05	0.00%	1.74%		3.47%		—		$2,580	17%
(0.31)	$10.23	(0.10)%	1.72%		2.92%		0.25%		$2,469	39%
(0.50)	$10.55	0.12%	1.72%		2.63%		0.25%		$2,531	116%
(0.35)	$11.02	2.40%	1.72%		2.90%		0.25%		$916	72%
(0.37)	$11.10	6.15%	1.72	%(6)	3.33	%(6)	0.25	%(6)	$327	50%

(0.23)	$10.05	0.50%	0.74%		4.47%		—		$58,207	17%
(0.13)	$10.23	(0.41)%	0.72	%(6)	3.92	%(6)	0.25	%(6)	$77,969	39%

(6)	Annualized for periods less than one year.

(7)	From the commencement of investment operations on January 14, 2002.

(8)	From the commencement of investment operations on September 1, 2005.

(9)	From the commencement of investment operations on December 3, 2001.

(10)	From the commencement of investment operations on August 14, 2005.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/(Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains
Limited Maturity Fixed Income Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$9.65	0.15		(0.08)	0.07	(0.15)	—
Year Ended November 30, 2005	$9.84	0.29		(0.18)	0.11	(0.30)	—
Year Ended November 30, 2004	$10.11	0.27		(0.27)	0.00 (7)	(0.27)	—
Year Ended November 30, 2003	$10.31	0.27	(5)	(0.16)	0.11	(0.30)	(0.01)
Year Ended November 30, 2002	$10.32	0.39	(6)	0.01 (6)	0.40	(0.40)	(0.01)

Limited Maturity Fixed Income Fund
Class C Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$9.65	0.11		(0.08)	0.03	(0.11)	—
Year Ended November 30, 2005	$9.84	0.22		(0.18)	0.04	(0.23)	—
Year Ended November 30, 2004	$10.11	0.20		(0.28)	(0.08)	(0.19)	—
Year Ended November 30, 2003	$10.31	0.19	(5)	(0.15)	0.04	(0.23)	(0.01)
Period Ended November 30, 2002 (10)	$10.26	0.30	(6)	0.08 (6)	0.38	(0.32)	(0.01)

Limited Maturity Fixed Income Fund
Class I Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$9.64	0.16		(0.08)	0.08	(0.16)	—
Period Ended November 30, 2005 (11)	$9.74	0.07		(0.08)	(0.01)	(0.08)	—

Intermediate Tax Exempt Bond Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$9.52	0.16		(0.09)	0.07	(0.16)	(0.01)
Year Ended November 30, 2005	$9.77	0.30		(0.19)	0.11	(0.30)	(0.06)
Period Ended November 30, 2004 (12)	$10.00	0.25		(0.23)	0.02	(0.25)	—

Intermediate Tax Exempt Bond Fund
Class C Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$9.54	0.17		(0.09)	0.08	(0.17)	(0.01)
Year Ended November 30, 2005	$9.77	0.26		(0.17)	0.09	(0.26)	(0.06)
Period Ended November 30, 2004 (12)	$10.00	0.20		(0.23)	(0.03)	(0.20)	—

Intermediate Tax Exempt Bond Fund
Class I Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$9.52	0.17		(0.09)	0.08	(0.17)	(0.01)
Year Ended November 30, 2005	$9.77	0.32		(0.19)	0.13	(0.32)	(0.06)
Period Ended November 30, 2004 (12)	$10.00	0.22		(0.23)	(0.01)	(0.22)	—

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(4)	Not annualized for periods less than one year.

(5)	Based on average shares outstanding.

(6)	Effective December 1, 2001, the Limited Maturity Fixed Income Fund adopted the provisions of the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002, was as follows:

Increase (Decrease)	Net Investment Income Per Share	Net Realized Unrealized Gain Per Share	Ratio of Net Investment Income to Average Net Assets
Class A	$(0.02)	$0.02	(0.18)%
Class C	$(0.02)	$0.02	(0.18)%
Per share ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

REGIONS MORGAN KEEGAN SELECT FUNDS

			Ratios to Average Net Assets						Supplemental Data
Total Distributions	Net Asset Value, End of Period	Total Return (1, 4)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbusement (2)		Net Assets, End of Period (000’s)		Portfolio Turnover Rate (3)

(0.15)	$9.57	0.68%	1.06%		2.99%		—		$58,790		40%
(0.30)	$9.65	1.19%	0.96%		3.01%		0.30%		$67,475		42%
(0.27)	$9.84	(0.02)%	0.97%		2.23%		0.23%		$110,249		144%
(0.31)	$10.11	1.14%	1.00%		2.67%		0.20%		$168,969		63%
(0.41)	$10.31	3.95%	0.99%		3.65	%(6)	0.20%		$144,274		53%

(0.11)	$9.57	0.30%	1.81%		2.24%		—		$414		40%
(0.23)	$9.65	0.43%	1.71%		2.26%		0.30%		$502		42%
(0.19)	$9.84	(0.77)%	1.72%		1.41%		0.23%		$843		144%
(0.24)	$10.11	0.38%	1.75%		1.88%		0.20%		$164		63%
(0.33)	$10.31	3.56%	1.74	%(5)	3.22	%(5,6)	0.20	%(5)	$10		53%

(0.16)	$9.56	0.85%	0.81%		3.24%		—		$—	(9)	40%
(0.08)	$9.64	(0.19%)	0.71	%(5)	3.26%		0.30%		$—	(9)	42%

(0.17)	$9.42	0.71%	0.81%		3.26%		—		$47,442		7%
(0.36)	$9.52	1.07%	0.77%		3.03%		0.30%		$52,670		16%
(0.25)	$9.77	0.22%	0.63	%(8)	3.18	%(8)	0.50	%(8)	$68,531		19%

(0.18)	$9.44	0.81%	1.56%		2.51%		—		$—	(9)	7%
(0.32)	$9.54	0.95%	1.37%		2.43%		0.45%		$—	(9)	16%
(0.20)	$9.77	(0.27)%	1.23	%(8)	2.58	%(8)	0.50	%(8)	$—	(9)	19%

(0.18)	$9.42	0.85%	0.56%		3.51%		—		$7,002		7%
(0.38)	$9.52	1.33%	0.52%		3.28%		0.30%		$8,769		16%
(0.22)	$9.77	(0.04)%	0.38	%(8)	3.43	%(8)	0.50	%(8)	$326		19%

(7)	Represents less than 0.005.

(8)	Annualized for periods less than one year.

(9)	Represents less than $1,000.

(10)	From the commencement of investment operations on December 14, 2001.

(11)	From the commencement of investment operations on September 1, 2005.

(12)	From the commencement of investment operations on February 9, 2004.

REGIONS MORGAN KEEGAN SELECT FUNDS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) on Investments		Total From Investment Operations		Dividends from Net Investment Income
Treasury Money Market Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$1.00	0.02		—		0.02		(0.02)
Year Ended November 30, 2005	$1.00	0.02		—		0.02		(0.02)
Year Ended November 30, 2004	$1.00	0.01		—		0.01		(0.01)
Year Ended November 30, 2003	$1.00	—	(4)	—		0.00	(4)	(0.00	)(4)
Year Ended November 30, 2002	$1.00	0.01		—		0.01		(0.01)

Treasury Money Market Fund
Class I Shares
For the Period Ended May 31, 2006 (Unaudited) (7)	$1.00	0.01		—		0.01		(0.01)

Money Market Fund
Class A Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$1.00	0.02		—	(4)	0.02		(0.02)
Period Ended November 30, 2005 (8)	$1.00	0.01		—	(4)	0.01		(0.01)
Year Ended August 31, 2005	$1.00	0.02		—	(4)	0.02		(0.02)
Year Ended August 31, 2004	$1.00	—	(4)	—	(4)	—	(4)	—	(4)
Year Ended August 31, 2003	$1.00	—	(4)	—	(4)	—	(4)	—	(4)
Year Ended August 31, 2002	$1.00	0.01		—	(4)	0.01		(0.01)

Money Market Fund
Class I Shares
For the Six Months Ended May 31, 2006 (Unaudited)	$1.00	0.02		—	(4)	0.02		(0.02)
Period Ended November 30, 2005 (8)	$1.00	0.01		—	(4)	0.01		(0.01)
Year Ended August 31, 2005	$1.00	0.02		—	(4)	0.02		(0.02)
Year Ended August 31, 2004	$1.00	0.01		—	(4)	0.01		(0.01)
Year Ended August 31, 2003	$1.00	0.01		—	(4)	0.01		(0.01)
Year Ended August 31, 2002	$1.00	0.02		—	(4)	0.02		(0.02)

(1)	Total return is based on net asset value, which excludes the sales charge or contingent deferred sales charge, if applicable.

(2)	This voluntary expense decrease is reflected in both the net expense and net investment income (loss) ratios shown.

(3)	Not annualized for periods less than one year.

(4)	Represents less than 0.005.

(5)	Annualized for periods less than one year.

(6)	Represents less than $1,000.

(7)	From the commencement of investment operations on April 3, 2006.

(8)	For the period September 1, 2005 to November 30, 2005.

(See Accompanying Notes to the Financial Statements)

REGIONS MORGAN KEEGAN SELECT FUNDS

				Ratios to Average Net Assets						Supplemental Data
Total Distributions		Net Asset Value, End of Period	Total Return (1, 3)	Net Expenses		Net Investment Income		Expenses Waiver/ Reimbusement (2)		Net Assets, End of Period (000’s)

(0.02)		$1.00	1.84%	0.63	%(5)	3.65	%(5)	0.63	%(5)	$865,562
(0.02)		$1.00	2.25%	0.62%		2.19%		0.30%		$827,861
(0.01)		$1.00	0.54%	0.64%		0.55%		0.29%		$861,369
(0.00	)(4)	$1.00	0.47%	0.66%		0.47%		0.25%		$764,892
(0.01)		$1.00	1.11%	0.66%		1.10%		0.25%		$779,770

(0.01)		$1.00	0.58%	—	(4,5)	—	(4,5)	—	(4,5)	$—	(6)

(0.02)		$1.00	1.79%	0.90	%(5)	3.55	%(5)	0.85	%(5)	$63,430
(0.01)		$1.00	0.80%	0.85	%(5)	2.94	%(5)	0.15	%(5)	$78,491
(0.02)		$1.00	1.55%	1.06%		1.45%		0.17%		$42,404
—	(4)	$1.00	0.20%	1.12%		0.19%		0.19%		$68,301
—	(4)	$1.00	0.46%	1.16%		0.47%		0.18%		$93,450
(0.01)		$1.00	1.24%	1.12%		1.24%		0.17%		$110,085

(0.02)		$1.00	1.92%	0.65	%(5)	3.79	%(5)	0.63	%(5)	$15,328
(0.01)		$1.00	0.74%	0.60	%(5)	3.21	%(5)	0.15	%(5)	$39,382
(0.02)		$1.00	2.06%	0.55%		1.92%		0.31%		$37,575
(0.01)		$1.00	0.70%	0.62%		0.70%		0.44%		$120,022
(0.01)		$1.00	0.97%	0.66%		0.95%		0.43%		$116,388
(0.02)		$1.00	1.75%	0.61%		1.81%		0.43%		$178,515

REGIONS MORGAN KEEGAN SELECT FUNDS

NOTES TO THE FINANCIAL STATEMENTS

(UNAUDITED)

1.	Organization

Regions Morgan Keegan Select Funds (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated October 15, 1991. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the date of this report, the Trust consists of eleven portfolios, each with its own investment objective. The accompanying financial statements are for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund (formerly, Regions Morgan Keegan Select LEADER Growth & Income Fund), Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund (formerly, Regions Morgan Keegan Select LEADER Money Market Fund), (collectively, the “Funds” and individually, a “Fund”). All Funds, excluding Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund, are referred to as the “Variable Funds”. Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund are referred to as the “Money Market Funds”.

Effective April 1, 2006, Regions Morgan Keegan Select LEADER Growth & Income Fund changed its name to Regions Morgan Keegan Select Core Equity Fund and Regions Morgan Keegan Select LEADER Money Market Fund changed its name to Regions Morgan Keegan Select Money Market Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. The Variable Funds offer Class A Shares, Class C Shares and Class I Shares, while the Money Market Funds only offer Class A Shares and Class I Shares.

Each class of shares in each Fund has identical rights and privileges except with respect to fees paid under the Fund’s distribution plan, shareholder services plan, and the voting rights on matters affecting a single class of shares. Class A Shares are sold at net asset value plus the applicable front-end sales charge. The sales charge varies depending on the amount of your purchase. Purchases of Class A Shares of $1 million or more have a 1% contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. Class C Shares and Class I Shares are sold without a sales charge at net asset value per share. Class C Shares have a 1% CDSC if shares are redeemed within one year of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the investment manager, and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each portfolio of the Trust are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

Under the Funds’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Reorganizations

Regions Morgan Keegan Select LEADER Growth Equity Fund, Regions Morgan Keegan Select LEADER Growth & Income Fund, Regions Morgan Keegan Select LEADER Balanced Fund, Regions Morgan Keegan Select LEADER Intermediate Bond Fund, Regions Morgan Keegan Select LEADER Tax-Exempt Bond Fund, Regions Morgan Keegan Select LEADER Money Market Fund and Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund—On January 31, 2005, LEADER Mutual Funds, on behalf of its series, LEADER Growth Equity

REGIONS MORGAN KEEGAN SELECT FUNDS

Fund, LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Intermediate Bond Fund, LEADER Tax-Exempt Bond Fund, LEADER Money Market Fund and LEADER Tax-Exempt Money Market Fund (“Acquired Funds”), entered into an Agreement and Plan of Reorganization (“Reorganization Plan”) with the Trust, on behalf Regions Morgan Keegan Select LEADER Growth Equity Fund, Regions Morgan Keegan Select LEADER Growth & Income Fund, Regions Morgan Keegan Select LEADER Balanced Fund, Regions Morgan Keegan Select LEADER Intermediate Bond Fund, Regions Morgan Keegan Select LEADER Tax-Exempt Bond Fund, Regions Morgan Keegan Select LEADER Money Market Fund and Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund (“Acquiring Funds”), each a newly created series of the Trust. The Reorganization Plan provided for the acquisition by each Acquiring Fund of all of the assets of the corresponding Acquired Fund in exchange solely for the assumption of all of the liabilities of the Acquired Fund and the issuance of shares of the Acquiring Fund to be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund (“Reorganizations”). Each Acquiring Fund adopted all the history of its corresponding Acquired Fund.

Pursuant to the Reorganization Plan, each shareholder of Investor A Shares and Investor B Shares of each Acquired Fund received Class A Shares of the corresponding Acquiring Fund with the same net asset value as the shareholder had immediately prior to the Reorganizations. No CDSCs were assessed on the Investor B Shares of the Acquired Fund at the time of the conversion as a result of the termination and conversion to Class A Shares of the Acquiring Fund. Additionally, pursuant to the Reorganization Plan, each shareholder of Institutional Shares and Sweep Shares of the LEADER Money Market Fund and LEADER Tax-Exempt Money Market Fund received Class I Shares of the Regions Morgan Keegan Select LEADER Money Market Fund and Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund with the same net asset value as the shareholder had immediately prior to the Reorganizations.

The Reorganizations, each of which qualified as a tax-free exchange for Federal income tax purposes, were completed on February 18, 2005, following approval by shareholders of the Acquired Funds at a special shareholder meeting.

Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund—On August 22, 2005, the Board of Trustees agreed to close the Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund. The Fund closed to investors on September 20, 2005 and ceased investment operations on October 26, 2005.

Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select LEADER Money Market Fund—On August 22, 2005, the Trust, on behalf of certain of its series, adopted a Plan of Reorganization and Termination pursuant to which five of those series (Growth Fund, Balanced Fund, Fixed Income Fund, Intermediate Tax Exempt Bond Fund and Money Market Fund) would acquire all assets of five other series respectively (Regions Morgan Keegan Select LEADER Growth Equity Fund, Regions Morgan Keegan Select LEADER Balanced Fund, Regions Morgan Keegan Select LEADER Intermediate Bond Fund, Regions Morgan Keegan Select LEADER Tax-Exempt Bond Fund and Regions Morgan Keegan Select Government Money Market Fund) in exchange solely for the assumption of all of the acquired series’s liabilities and the issuance of shares of the acquiring series to be distributed pro rata to the acquired series’s shareholders in complete liquidation and termination of that series.

The Reorganizations, each of which qualified as a tax-free exchange for federal income tax purposes, were completed on November 18, 2005 following approval by shareholders at a special shareholder meeting. As a result of the Reorganizations, each shareholder of an acquired fund became the owner of the applicable corresponding acquiring fund’s shares having a total net asset value equal to the total net asset value of his or her holdings in the applicable acquired fund on the closing date.

REGIONS MORGAN KEEGAN SELECT FUNDS

The following is a summary of the net assets immediately before and after the Reorganizations:

	Shares of RMK Growth Fund Issued	Net Assets Received[1]	Unrealized Appreciation	Net Assets of RMK Growth Fund Prior to Reorganization	Net Assets of Growth Equity Fund Immediately Prior to Reorganization	Net Assets of RMK Growth Fund Immediately After Reorganization
Class A Shares	86,969	$1,466,780	$365,205	$384,425,741	$1,466,780	$385,892,521
Class C Shares	—	—	—	3,064,917	—	3,064,917
Class I Shares	1,771,478	29,913,809	7,438,886	272,042	29,913,809	30,185,851
Total	1,858,447	$31,380,589	$7,804,091	$387,762,700	$31,380,589	$419,143,289

1	Unrealized appreciation is included in the Net Assets Received amount shown above.

	Shares of RMK Balanced Fund Issued	Net Assets Received[1]	Unrealized Appreciation	Net Assets of RMK Balanced Fund Prior to Reorganization	Net Assets of Balanced Fund Immediately Prior to Reorganization	Net Assets of RMK Balanced Fund Immediately After Reorganization
Class A Shares	124,345	$1,906,142	$359,631	$124,843,829	$1,906,142	$126,749,971
Class C Shares	—	—	—	1,370,015	—	1,370,015
Class I Shares	3,087,806	47,386,893	8,930,552	101	47,386,893	47,386,994
Total	3,212,151	$49,293,035	$9,290,183	$126,213,945	$49,293,035	$175,506,980

1	Unrealized appreciation is included in the Net Assets Received amount shown above.

	Shares of RMK Fixed Income Fund Issued	Net Assets Received[1]	Unrealized Appreciation	Net Assets of RMK Fixed Income Fund Prior to Reorganization	Net Assets of Intermediate Bond Fund Immediately Prior to Reorganization	Net Assets of RMK Fixed Income Fund Immediately After Reorganization
Class A Shares	224,640	$2,297,504	$(44,502)	$230,088,145	$2,297,504	$232,385,649
Class C Shares	—	—	—	2,403,800	—	2,403,800
Class I Shares	7,353,266	75,278,227	(1,456,699)	203,167	75,278,227	75,481,394
Total	7,577,906	$77,575,731	$(1,501,201)	$232,695,112	$77,575,731	$310,270,843

1	Unrealized appreciation is included in the Net Assets Received amount shown above.

	Shares of RMK Tax Exempt Bond Fund Issued	Net Assets Received[1]	Unrealized Appreciation	Net Assets of RMK Tax Exempt Bond Fund Prior to Reorganization	Net Assets of Tax-Exempt Bond Fund Immediately Prior to Reorganization	Net Assets of RMK Tax Exempt Bond Fund Immediately After Reorganization
Class A Shares	72,441	$689,104	$10,976	$52,023,749	$689,104	$52,712,853
Class C Shares	—	—	—	99	—	99
Class I Shares	888,423	8,448,483	134,610	317,759	8,448,483	8,766,242
Total	960,864	$9,137,587	$145,586	$52,341,607	$9,137,587	$61,479,194

1	Unrealized appreciation is included in the Net Assets Received amount shown above.

	Shares of LEADER Money Market Fund Issued	Net Assets Received[1]	Unrealized Appreciation	Net Assets of LEADER Money Market Fund Prior to Reorganization	Net Assets of Government Money Market Fund Immediately Prior to Reorganization	Net Assets of LEADER Money Market Fund Immediately After Reorganization
Class A Shares	38,746,040	$38,745,985	$—	$40,074,435	$38,745,985	$78,820,420
Class I Shares	—	—	—	41,867,080	—	41,867,080
Total	38,746,040	$38,745,985	$—	$81,941,515	$38,745,985	$120,687,500

1	Unrealized appreciation is included in the Net Assets Received amount shown above.

As a result of the Reorganizations, the Regions Morgan Keegan Select LEADER Growth & Income Fund and the Regions Morgan Keegan Select LEADER Money Market Fund changed their fiscal year ends to November 30 to be consistent with the other series of the Trust.

REGIONS MORGAN KEEGAN SELECT FUNDS

3.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the accounting principles generally accepted in the United States of America.

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price, usually 4:00 p.m., Eastern Time, on the valuation date. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last-quoted bid price. Equity and debt securities issued in private placements shall be valued on the bid side by a primary market dealer. Long-term debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than sixty days for which market quotations are readily available shall be valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of sixty days or less shall be valued at cost with interest accrued or discount accreted to the date of maturity unless such valuation, in the judgment of Morgan Asset Management, Inc., the Adviser, does not represent market value. Investments in open-end registered investment companies are valued at net asset value as reported by those investment companies. Investments for which market quotations are not readily available, or available quotations do not appear to not accurately reflect the current value of an investment, are valued at fair value as determined in good faith by the Adviser’s Valuation Committee using procedures established by and under the direction of the Trust’s Board of Trustees. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

In accordance with Rule 2a-7 of the 1940 Act, investments of the Money Market Funds are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets. Expenses directly attributable to a class of shares are charged directly to that class.

The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Dividends and Distributions to Shareholders—Each Fund pays dividends to its shareholders from the Fund’s net investment income. Income dividends for Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, and Regions Morgan Keegan Select Balanced Fund, if any, are declared and paid quarterly, while income dividends for all other Funds are declared daily and paid monthly.

REGIONS MORGAN KEEGAN SELECT FUNDS

Each Fund also distributes all of its net realized capital gains, if any, on an annual basis. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, net operating gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by Morgan Asset Management, Inc., the Adviser, to be of good standing and creditworthy. A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is at all times at least equal to the principal amount of the repurchase transaction, including accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement and the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

Securities Lending—The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities and is maintained at a minimum level of 102% of the market value on investments loaned at the time of repricing, plus interest, if applicable. In the event of a counterparty default on the obligation to return the securities, each Fund has the right to liquidate the securities received as collateral. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Funds, according to agreed-upon rates.

As of May 31, 2006, the Funds had securities on loan as follows:

Fund	Market Value of Cash Received as Collateral	Market Value of Securities Received as Collateral	Market Value of Collateral	Market Value of Securities Loaned
Mid Cap Growth Fund	$64,381,220	$376,795	$64,758,015	$64,093,548
Growth Fund	33,393,875	—	33,393,875	33,149,607
Mid Cap Value Fund	19,383,229	146,664	19,529,893	18,994,127
Balanced Fund	29,015,098	3,561,008	32,576,106	31,972,220
Fixed Income Fund	47,673,124	7,095,421	54,768,545	53,087,875
Limited Maturity Fixed Income Fund	13,054,006	599,590	13,653,596	13,248,057
Treasury Money Market Fund	251,255,281	—	251,255,281	250,037,662

Option Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REGIONS MORGAN KEEGAN SELECT FUNDS

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4.	Agreements and Other Transactions with Affiliates

Investment Adviser—The Funds have entered into an Investment Advisory Agreement with Morgan Asset Management, Inc. (the “Adviser”), a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreement, the Funds are charged the following annual management fees which are calculated daily and paid monthly based on the average daily net assets of the Funds. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Fee
Mid Cap Growth Fund	0.75%
Growth Fund	0.75%
Core Equity Fund	0.75%
Mid Cap Value Fund	0.75%
Value Fund	0.75%
Balanced Fund	0.75%
Fixed Income Fund	0.50%
Limited Maturity Fixed Income Fund	0.40%
Intermediate Tax Exempt Bond Fund	0.25%
Treasury Money Market Fund	0.20%
Money Market Fund.	0.25%

Investment Subadviser to Mid Cap Value Fund—Channing Capital Management, LLC (“CCM”) serves as the sub-adviser to Mid Cap Value Fund pursuant to an investment Sub-Advisory Agreement with the Adviser and the Mid Cap Value Fund. For the services provided and the expenses assumed by CCM pursuant to the Sub-Advisory Agreement, the Adviser, not the Fund, pays CCM an annual sub-advisory fee of 0.325% based on the average daily net assets of the Mid Cap Value Fund.

Administrator and Sub-Administrators—The Trust and Morgan Keegan & Company, Inc. (“Morgan Keegan”), a wholly owned subsidiary of Regions and an affiliate of the Adviser, have entered into an Administration Agreement, under which Morgan Keegan provides certain administrative personnel and services for an annual fee of 0.065% based on the average daily net assets of the Funds. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

The Trust and Regions Bank have entered into a Sub-Administrative Services Agreement under which Regions Bank provides certain administrative services for an annual fee of 0.025% of the average aggregate assets of the Funds.

Morgan Keegan and BISYS Fund Services Ohio, Inc. (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., have entered into a Sub-Administration Agreement under which BISYS provides certain administration services to the Money Market Funds. For the services rendered pursuant to this Agreement, Morgan Keegan pays BISYS monthly compensation at an annual rate of 0.06% of the average daily net assets of the Money Market Funds.

REGIONS MORGAN KEEGAN SELECT FUNDS

Fund Accountants—The Trust and Morgan Keegan have entered into a Fund Accounting Service Agreement, under which Morgan Keegan provides portfolio accounting services to the Variable Funds for an annual fee of 0.03% based on the average daily net assets of the Variable Funds. The Trust and BISYS have entered into a Fund Accounting Service Agreement, under which BISYS provides portfolio accounting services to the Money Market Funds for an annual fee of 0.03% based on the average daily net assets of the Money Market Funds.

Distributor—The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) with respect to Class C Shares of the Variable Funds. The 12b-1 Plans compensate Morgan Keegan, the Funds’ primary Distributor, and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares. Under the Class C Shares’ 12b-1 Plan, the Trust will pay a fee at an annual rate of up to 0.75% of the average daily net assets with respect to Class C Shares of the Variable Funds.

Sales Charges—Morgan Keegan received commissions on the sale of shares of the Funds. For the six months ended May 31, 2006, Morgan Keegan received front-end sales charges related to Class A Shares and CDSCs related to Class A Shares and Class C Shares as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A Shares	Class A Shares	Class C Shares
Mid Cap Growth Fund	$133,643	$—	$432
Growth Fund	8,394	—	—
Core Equity Fund	2,649	—	—
Mid Cap Value Fund	3,331	—	204
Value Fund	36,333	—	600
Balanced Fund	10,564	—	—
Fixed Income Fund	289	—	—
Limited Maturity Fixed Income Fund	—	—	—
Intermediate Tax Exempt Bond Fund	1,987	—	—
Treasury Money Market Fund	—	—	—
Money Market Fund	—	—	—

Shareholder Services Agent—The Funds and Morgan Keegan have entered into a Shareholder Services Agreement, under which Morgan Keegan provides certain services for shareholders and maintains shareholder accounts for an annual fee of 0.25% of the average daily net assets of the Funds’ Class A Shares and Class C Shares.

Transfer Agent and Dividend Disbursing Agent—Morgan Keegan serves as the Transfer and Dividend Disbursing Agent for the Funds. Pursuant to the Transfer Agency and Service Agreement, each Fund pays Morgan Keegan an annual base fee per share class plus a variable fee based on the number of shareholder accounts.

Custodian—Regions Bank acts as Custodian for all of the Funds. The fee is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Directors and Officers—Certain of the Officers and Trustees of the Trust are also Officers and Directors of the Adviser, Morgan Keegan, and Regions. Such Officers and Trustees of the Trust who are “Interested Persons” as defined in the 1940 Act receive no salary or fees from the Funds.

Each Independent Trustee receives an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from the Trust. Each chairperson of the Independent Trustees Committee and Audit Committee receives annual compensation of $500 from the Trust. An additional $1,500 is paid to the Independent Trustees for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Officer or Trustee is entitled to receive pension or retirement benefits from the Trust.

Other Transactions—For the six months ended May 31, 2006, Morgan Keegan earned no underwriting discounts, direct commissions, or dealer incentives on the sales and purchases of investment securities held by the Funds.

REGIONS MORGAN KEEGAN SELECT FUNDS

Former Service Providers of Regions Morgan Keegan Select Core Equity Fund and Regions Morgan Keegan Select Money Market Fund (together, the “LEADER Funds”) prior to the Reorganizations—Prior to February 18, 2005, BISYS, with whom certain officers of the LEADER Funds were affiliated at the time, served as the LEADER Funds’ administrator and distributor. Such individuals were not paid any fees directly by the LEADER Funds for serving as officers. Pursuant to the Administration Agreement, BISYS received a fee computed at an annual rate of 0.20% of each LEADER Fund’s average daily net assets.

Prior to February 18, 2005, the Institutional Shares of the LEADER Funds were subject to an Administrative Services Plan. Pursuant to the Administrative Services Plan, LEADER Growth & Income Fund (predecessor to Core Equity Fund) paid a monthly fee at the annual rate of 0.30%, and LEADER Money Market Fund (predecessor to Money Market Fund) at the annual rate of 0.25% of the average daily net assets of each Fund’s Institutional Shares. Part or all of these fees were paid to financial institutions that provided administrative support services to certain LEADER Fund shareholders who owned Institutional Shares of the LEADER Fund that were also customers of the financial institutions.

Prior to February 18, 2005, Investor A Shares and Investor B Shares of the LEADER Funds were subject to Rule 12b-1 Distribution and Services Plans. The 12b-1 Plans compensated the distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Investor A and Investor B Shares and/or for providing shareholder services. Under the 12b-1 Plans, LEADER Growth & Income Fund paid a fee of up to 0.30% and LEADER Money Market Fund paid a fee of up to 0.50% of the average daily net assets with respect to the Investor A Shares; the LEADER Growth & Income Fund paid a fee of up to 0.75% of the average daily net assets with respect to the Investor B Shares.

Prior to February 18, 2005, the Investor B and Sweep Shares of the LEADER Funds were subject to a Shareholder Servicing Plan. Pursuant to the a Shareholder Servicing Plan, the LEADER Funds paid a monthly fee at the annual rate of 0.25% of the average daily net assets of each LEADER Fund’s Investor B and Sweep Shares. Part or all of these fees were paid to financial institutions that provided administrative support services to certain LEADER Fund shareholders who owned these share classes of the acquired funds that were also customers of the financial institutions.

Prior to February 18, 2005, BISYS was entitled to receive commissions on the sales of the LEADER Funds Shares. For the year ended August 31, 2004, BISYS received $100,677 of commissions on the sales of the LEADER Funds Shares, of which $89,804 was allowed to affiliated broker/dealers of the LEADER Funds. For the period ended February 18, 2005, BISYS received $4,176 of commissions on the sales of Fund Shares, of which $3,715 was allowed to affiliated broker/dealers of the LEADER Funds.

Through November 30, 2005, BISYS served as the fund accountant to LEADER Growth & Income Fund. Under the fund accounting agreement, BISYS received a fee from the Fund at the annual rate of 0.03% of the Fund’s average daily net assets up to $500 million, 0.02% of the Fund’s average daily net assets in excess of $500 million up to $1 billion, and 0.01% of the Fund’s average daily net assets in excess of $1 billion, subject to a minimum annual fee.

5.	Investment Transactions

During the six months ended May, 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, including long-term U.S. Government Securities, but excluding short-term securities, for each Fund were as follows:

Fund	Purchases	Sales
Mid Cap Growth Fund	$124,356,101	$123,515,973
Growth Fund	46,081,155	75,946,064
Core Equity Fund	56,307,820	69,218,926
Mid Cap Value Fund	14,461,841	30,215,386
Value Fund	87,503,136	84,824,597
Balanced Fund	23,404,228	27,911,498
Fixed Income Fund	48,139,494	67,786,507
Limited Maturity Fixed Income Fund	24,409,238	33,095,222
Intermediate Tax Exempt Bond Fund	4,214,719	10,605,692

REGIONS MORGAN KEEGAN SELECT FUNDS

6.	Option Transactions

Transactions in options written during the six months ended May 31, 2006 were as follows:

Mid Cap Growth Fund
	Number of Contracts	Premiums Received
Options outstanding at November 30, 2005*	80	$49,078
Options written	—	—
Options terminated in closing purchase transactions	(80)	(49,078)
Options expired	—	—
Options exercised	—	—

Options outstanding at May 31, 2006	—	$—

*	Options outstanding at November 30, 2005 doubled as a result of Whole Foods Market Inc.’s 2 for 1 stock split.

7.	Capital Share Transactions

Capital share transactions for the Funds were as follows:

	Mid Cap Growth Fund
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,736,317	$49,822,674	2,507,876	$40,498,243
Shares issued to shareholders in payment of distributions declared	798,167	13,704,521	1,191,657	17,934,434
Shares redeemed	(1,441,421)	(26,271,523)	(3,817,434)	(60,972,659)

Net change resulting from Class A Share transactions	2,093,063	$37,255,672	(117,901)	$(2,539,982)

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	186,174	$3,299,466	113,186	$1,789,456
Shares issued to shareholders in payment of distributions declared	18,829	314,820	27,171	399,684
Shares redeemed	(69,757)	(1,218,393)	(130,207)	(2,019,757)

Net change resulting from Class C Share transactions	135,246	$2,395,893	10,150	$169,383

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	97,240	$1,774,434	32,638	$541,212
Shares issued to shareholders in payment of distributions declared	2,561	44,131	4,425	66,639
Shares redeemed	(15,442)	(282,448)	(26,661)	(424,303)

Net change resulting from Class I Share transactions	84,359	$1,536,117	10,402	$183,548

Net change resulting from Fund Share transactions	2,312,668	$41,187,682	(97,349)	$(2,187,051)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Growth Fund
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,146,081	$20,031,328	3,159,203	$50,142,723
Shares issued in connection with the acquisition of the RMK Select LEADER Growth Fund (November 18, 2005)	—	—	86,969	1,466,780
Shares issued to shareholders in payment of distributions declared	5,828	102,510	95,205	1,466,728
Shares redeemed	(1,873,137)	(32,742,700)	(7,403,191)	(117,189,669)

Net change resulting from Class A Share transactions	(721,228)	$(12,608,862)	(4,061,814)	$(64,113,438)

	Six Months Ended May 31, 2006		Period Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	35,225	$602,453	65,030	$995,562
Shares issued to shareholders in payment of distributions declared	—	—	586	8,812
Shares redeemed	(24,956)	(424,668)	(75,907)	(1,162,878)

Net change resulting from Class C Share transactions	10,269	$177,785	(10,291)	$(158,504)

	Six Months Ended May 31, 2006		Period Ended November 30, 2005 (1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	97,075	$1,701,756	248,808	$4,215,947
Shares issued in connection with the acquisition of the RMK Select LEADER Growth Fund (November 18, 2005)	—	—	1,771,478	29,913,809
Shares issued to shareholders in payment of distributions declared	201	3,533	1	15
Shares redeemed	(435,017)	(7,554,732)	(65,709)	(1,103,803)

Net change resulting from Class I Share transactions	(337,741)	$(5,849,443)	1,954,578	$33,025,968

Net change resulting from Fund Share transactions	(1,048,700)	$(18,280,520)	(2,117,527)	$(31,245,974)

(1)	From the commencement of investment operations on May 19, 2005.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Core Equity Fund
	Six Months Ended May 31, 2006		Period Ended November 30, 2005 (2)		Year Ended August 31, 2005 (3)
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	51,881	$1,491,946	21,527	$597,823	17,636	$459,573
Class B share conversion to Class A shares	—	—	—	—	49,355	1,086,974
Shares issued to shareholders in payment of distributions declared	528	15,125	389	10,768	2,752	71,726
Shares redeemed	(34,308)	(992,916)	(46,164)	(1,277,919)	(364,731)	(9,419,785)

Net change resulting from Class A Share transactions	18,101	$514,155	(24,248)	$(669,328)	(294,988)	$(7,801,512)

					Year Ended August 31, 2005 (3)
Class B Shares					Shares	Dollars
Shares sold					257	$6,537
Shares issued to shareholders in payment of distributions declared					138	3,628
Shares redeemed					(19,609)	(492,359)
Costs of shares exchanged to Class A					(49,700)	(1,086,974)

Net change resulting from Class B Share transactions					(68,914)	$(1,569,168)

	Period Ended May 31, 2006 (1)
Class C Shares	Shares	Dollars
Shares sold	3	$100
Shares issued to shareholders in payment of distributions declared	—	—
Shares redeemed	—	—

Net change resulting from Class C Share transactions	3	$100

	Six Months Ended May 31, 2006		Period Ended November 30, 2005 (2)		Year Ended August 31, 2005 (3)
Class I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	150,619	$4,308,747	90,411	$2,480,201	377,212	$9,801,691
Shares issued to shareholders in payment of distributions declared	7,757	222,208	5,494	152,344	29,289	767,364
Shares redeemed	(548,143)	(15,872,933)	(395,865)	(10,958,940)	(1,668,748)	(43,205,657)

Net change resulting from Class I Share transactions	(389,767)	$(11,341,978)	(299,960)	$(8,326,395)	(1,262,247)	$(32,636,602)

Net change resulting from Fund Share transactions	(371,663)	$(10,827,723)	(324,208)	$(8,995,723)	(1,626,149)	$(42,007,282)

(1)	From the commencement of investment operations on April 3, 2006.

(2)	For the period September 1, 2005 to November 30, 2005.

(3)	Effective February 1, 2004 until February 18, 2005, sales of shares of the Core Equity Fund (formerly, LEADER Growth & Income Fund) or exchanges for shares of another Fund within 30 days of the date of purchase, were subject to a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee was deducted by the Fund to offset the costs associated with short-term trading, such as portfolio transactions and administrative costs. Redemption fees of $276 were collected by LEADER Growth & Income Fund during the fiscal year ended August 31, 2005. These redemption fees had less than a $0.005 impact to the LEADER Growth & Income Fund’s NAV.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Mid Cap Value Fund
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	835,271	$8,680,566	2,785,261	$29,851,931
Shares issued to shareholders in payment of distributions declared	345,021	3,453,657	610,177	6,382,456
Shares redeemed	(1,652,560)	(17,291,410)	(3,886,707)	(41,978,640)

Net change resulting from Class A Share transactions	(472,268)	$(5,157,187)	(491,269)	$(5,744,253)

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	32,830	$335,461	59,571	$631,721
Shares issued to shareholders in payment of distributions declared	4,295	42,224	263	2,722
Shares redeemed	(7,699)	(77,877)	(14,864)	(160,419)

Net change resulting from Class C Share transactions	29,426	$299,808	44,970	$474,024

	Six Months Ended May 31, 2006		Period Ended November 30, 2005 (1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	544	$5,661	65,258	$692,614
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(544)	(5,635)	(53,069)	(578,059)

Net change resulting from Class I Share transactions	—	$26	12,189	$114,555

Net change resulting from Fund Share transactions	(442,842)	$(4,857,353)	(434,110)	$(5,155,674)

(1) From the commencement of investment operations on May 10, 2005.
	Value Fund
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,649,203	$27,890,934	4,544,555	$71,354,751
Shares issued to shareholders in payment of distributions declared	31,247	523,015	102,068	1,541,829
Shares redeemed	(912,280)	(15,547,546)	(2,617,727)	(39,965,693)

Net change resulting from Class A Share transactions	768,170	$12,866,403	2,028,896	$32,930,887

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	31,741	$537,135	42,958	$660,230
Shares issued to shareholders in payment of distributions declared	—	—	648	9,406
Shares redeemed	(17,093)	(290,623)	(47,593)	(719,451)

Net change resulting from Class C Share transactions	14,648	$246,512	(3,987)	$(49,815)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Value Fund, continued
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	27,048	$463,256	25,298	$399,629
Shares issued to shareholders in payment of distributions declared	327	5,460	507	7,701
Shares redeemed	(14,078)	(235,545)	(13,098)	(197,591)

Net change resulting from Class I Share transactions	13,297	$233,171	12,707	$209,739

Net change resulting from Fund Share transactions	796,115	$13,346,086	2,037,616	$33,090,811

	Balanced Fund
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	4,242,452	$66,305,726	1,609,732	$23,440,121
Shares issued in connection with the acquisition of the RMK Select LEADER Balanced Fund (November 18, 2005)	—	—	124,345	1,906,142
Shares issued to shareholders in payment of distributions declared	82,527	1,290,108	105,942	1,516,524
Shares redeemed	(1,439,979)	(22,664,304)	(1,974,011)	(28,602,763)

Net change resulting from Class A Share transactions	2,885,000	$44,931,530	(133,992)	$(1,739,976)

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	18,678	$294,908	16,234	$233,523
Shares issued to shareholders in payment of distributions declared	288	4,482	924	12,935
Shares redeemed	(24,572)	(383,342)	(76,661)	(1,096,425)

Net change resulting from Class C Share transactions	(5,606)	$(83,952)	(59,503)	$(849,967)

	Six Months Ended May 31, 2006		Period Ended November 30, 2005 (1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	101,462	$1,591,821	1,222	$18,919
Shares issued in connection with the acquisition of the RMK Select LEADER Balanced Fund (November 18, 2005)	—	—	3,087,806	47,386,893
Shares issued to shareholders in payment of distributions declared	10	151	—	—
Shares redeemed	(3,078,864)	(47,992,518)	(3,960)	(61,537)

Net change resulting from Class I Share transactions	(2,977,392)	$(46,400,546)	3,085,068	$47,344,275

Net change resulting from Fund Share transactions	(97,998)	$(1,552,968)	2,891,573	$44,754,332

(1)	From the commencement of investment operations on September 1, 2005.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Fixed Income Fund
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,662,532	$27,144,027	3,143,294	$32,781,610
Shares issued in connection with the acquisition of the RMK Select LEADER Intermediate Bond Fund (November 18, 2005)	—	—	224,640	2,297,504
Shares issued to shareholders in payment of distributions declared	134,649	1,368,935	226,775	2,362,803
Shares redeemed	(3,008,253)	(30,620,155)	(6,168,418)	(64,289,118)

Net change resulting from Class A Share transactions	(211,072)	$(2,107,193)	(2,573,709)	$(26,847,201)

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	75,497	$769,338	90,039	$938,910
Shares issued to shareholders in payment of distributions declared	2,135	21,707	3,635	37,856
Shares redeemed	(62,051)	(633,687)	(92,433)	(967,817)

Net change resulting from Class C Share transactions	15,581	$157,358	1,241	$8,949

	Six Months Ended May 31, 2006		Period Ended November 30, 2005 (1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	191,324	$1,953,965	396,169	$4,066,666
Shares issued in connection with the acquisition of the RMK Select LEADER Intermediate Bond Fund (November 18, 2005)	—	—	7,353,266	75,278,227
Shares issued to shareholders in payment of distributions declared	3,669	37,332	933	9,545
Shares redeemed	(2,019,760)	(20,590,705)	(131,358)	(1,347,708)

Net change resulting from Class I Share transactions	(1,824,767)	$(18,599,408)	7,619,010	$78,006,730

Net change resulting from Fund Share transactions	(2,020,258)	$(20,549,243)	5,046,542	$51,168,478

(1) From the commencement of investment operations on August 14, 2005.

	Limited Maturity Fixed Income Fund
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	343,848	$3,321,039	621,826	$6,050,555
Shares issued to shareholders in payment of distributions declared	46,716	449,601	122,992	1,197,388
Shares redeemed	(1,243,524)	(11,990,246)	(4,955,261)	(48,270,338)

Net change resulting from Class A Share transactions	(852,960)	$(8,219,606)	(4,210,443)	$(41,022,395)

REGIONS MORGAN KEEGAN SELECT FUNDS

	Limited Maturity Fixed Income Fund, continued
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,946	$28,399	13,225	$129,237
Shares issued to shareholders in payment of distributions declared	486	4,680	1,095	10,666
Shares redeemed	(12,175)	(117,517)	(48,025)	(469,100)

Net change resulting from Class C Share transactions	(8,743)	$(84,438)	(33,705)	$(329,197)

	Six Months Ended May 31, 2006		Period Ended November 30, 2005 (1)
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	10	$100
Shares issued to shareholders in payment of distributions declared	1	2	—	—
Shares redeemed	—	—	—	—

Net change resulting from Class I Share transactions	1	$2	10	$100

Net change resulting from Fund Share transactions	(861,702)	$(8,304,042)	(4,244,138)	$(41,351,492)

(1) From the commencement of investment operations on September 1, 2005.

	Intermediate Tax Exempt Bond Fund
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	62,258	$591,114	738,401	$7,150,905
Shares issued in connection with the acquisition of the RMK Select LEADER Tax-Exempt Bond Fund (November 18, 2005)	—	—	72,441	689,104
Shares issued to shareholders in payment of distributions declared	8,690	82,335	11,293	108,617
Shares redeemed	(567,380)	(5,374,895)	(2,302,295)	(22,217,014)

Net change resulting from Class A Share transactions	(496,432)	$(4,701,446)	(1,480,160)	$(14,268,388)

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	10	$100
Shares issued to shareholders in payment of distributions declared	1	2	—	—
Shares redeemed	—	—	(5)	(50)

Net change resulting from Class C Share transactions	1	$2	5	$50

REGIONS MORGAN KEEGAN SELECT FUNDS

	Intermediate Tax Exempt Bond Fund, continued
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	72,336	$685,338	10,238	$99,082
Shares issued in connection with the acquisition of the RMK Select LEADER Tax-Exempt Bond Fund (November 18, 2005)	—	—	888,423	8,448,483
Shares issued to shareholders in payment of distributions declared	779	7,377	34	321
Shares redeemed	(251,024)	(2,388,610)	(10,598)	(102,500)

Net change resulting from Class I Share transactions	(177,909)	$(1,695,895)	888,097	$8,445,386

Net change resulting from Fund Share transactions	(674,340)	$(6,397,339)	(592,058)	$(5,822,952)

	Treasury Money Market Fund
	Six Months Ended May 31, 2006		Year Ended November 30, 2005
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	825,001,737	$825,001,737	1,745,092,608	$1,745,085,512
Shares issued to shareholders in payment of distributions declared	2,825,758	2,825,758	2,978,765	2,978,765
Shares redeemed	(790,120,465)	(790,120,465)	(1,781,542,224)	(1,781,542,224)

Net change resulting from Class A Share transactions	37,707,031	$37,707,031	(33,470,851)	$(33,477,947)

	Period Ended May 31, 2006 (1)
Class I Shares	Shares	Dollars
Shares sold	100	$100
Shares issued to shareholders in payment of distributions declared	—	—
Shares redeemed	—	—

Net change resulting from Class I Share transactions	100	$100

Net change resulting from Fund Share transactions	37,707,131	$37,707,131	(33,470,851)	$(33,477,947)

(1)	From the commencement of investment operations on April 3, 2006 to May 31, 2006.

REGIONS MORGAN KEEGAN SELECT FUNDS

	Money Market Fund
	Six Months Ended May 31, 2006		Period Ended November 30, 2005 (1)		Year Ended August 31, 2005
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	62,407,803	$62,407,803	7,032,180	$7,108,186	49,384,859	$49,384,859
Shares issued in connection with the acquisition of RMK Select Government Money Market Fund (November 18, 2005)	—	—	38,746,040	38,745,985	—	—
Shares issued to shareholders in payment of distributions declared	647,990	647,990	287,492	287,492	715,384	715,384
Shares redeemed	(78,016,782)	(78,016,782)	(10,055,040)	(10,055,040)	(75,946,466)	(75,946,466)

Net change resulting from Class A Share transactions	(14,960,989)	$(14,960,989)	36,010,672	$36,086,623	(25,846,223)	$(25,846,223)

	Six Months Ended May 31, 2006		Period Ended November 30, 2005 (1)		Year Ended August 31, 2005
Class I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	100,903,408	$100,903,408	64,278,252	$64,327,268	429,595,054	$429,595,054
Sweep Share conversion to Class I Shares	(1)	(1)	—	—	4,729,282	4,729,282
Shares issued to shareholders in payment of distributions declared	48,037	48,037	137,294	137,294	440,322	440,322
Shares redeemed	(125,101,733)	(125,101,733)	(62,657,798)	(62,657,798)	(517,099,742)	(517,099,742)

Net change resulting from Class I Share transactions	(24,150,287)	$(24,150,287)	1,757,748	$1,806,764	(82,335,084)	$(82,335,084)

					Year Ended August 31, 2005
Sweep Shares					Shares	Dollars
Shares sold					—	$—
Sweep Share conversion to Class I Shares					(4,729,282)	(4,729,282)
Shares issued to shareholders in payment of distributions declared					4,605	4,605
Shares redeemed					(23,004,604)	(23,004,604)

Net change resulting from Sweep Share transactions					(27,729,281)	$(27,729,281)

Change in net assets from capital transactions	(39,111,276)	$(39,111,276)	37,768,420	$37,893,387	(135,910,588)	$(135,910,588)

(1)	For the period September 1, 2005 to November 30, 2005.

REGIONS MORGAN KEEGAN SELECT FUNDS

8.	Federal Tax Information

Each Fund of the Trust is treated as a separate entity for federal tax purposes. No provision for federal income or excise taxes is required since the Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code (the “Code”) and distribute substantially all their taxable net investment income and capital gains to their shareholders.

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for net operating losses, discount accretion/premium amortization on debt securities, REIT adjustments, paydown gains and losses and distribution reclassifications.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

For the six months ended May 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Mid Cap Growth Fund	$—	$—
Mid Cap Value Fund	—	—
Balanced Fund	26,013	(26,013)
Fixed Income Fund	135,879	(135,879)
Limited Maturity Fixed Income Fund	2,681	(2,681)
Intermediate Tax Exempt Bond Fund	—	—
Money Market Fund	—	—

Net investment income, net realized gains/(losses) and net assets were not affected by these reclassifications.

Capital Loss Carryforwards—As of November 30, 2005, the following Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2009	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013	Total
Growth Fund	$16,118,321	$31,565,035	$2,401,665	$—	$—	$50,085,021
Core Equity Fund	—	—	7,426,956	—	—	7,426,956
Value Fund	—	25,836,702	—	—	—	25,836,702
Fixed Income Fund	—	—	—	1,205,071	209,164	1,414,235
Limited Maturity Fixed Income Fund	—	—	433,974	2,704,075	1,268,755	4,406,804
Intermediate Tax Exempt Bond Fund	—	—	—	—	93,783	93,783
Money Market Fund	2,541	54	18,234	24,650	146,737	192,216

For the fiscal year ended November 30, 2005, Growth Fund utilized capital loss carryforwards in the amount of $12,783,658, Core Equity Fund utilized capital loss carryforwards in the amount of $2,892,156, Value Fund utilized capital loss carryforwards in the amount of $6,096,095 and Balanced Fund utilized capital loss carryforwards in the amount of $3,668,472.

REGIONS MORGAN KEEGAN SELECT FUNDS

As of November 30, 2005, Balanced Fund, Fixed Income Fund and Money Market Fund had additional capital loss carryforwards of $4,734,488, $214,873 and $31, respectively, subject to any applicable limitations on availability to offset future capital gains, if any, as the successor of a merger.

9.	Concentration of Credit Risk

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund invests primarily in municipal debt instruments. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by economic developments in a specific industry, state, or region.

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BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates the Trustees and/or Officers who are interested persons of the Funds as defined by the 1940 Act. The Statement of Additional Information for the Funds includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling the Funds at 877-757-7424.

TRUSTEES

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Allen B. Morgan, Jr.* Age 64, Trustee, Since 2003	Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial Corporation since 2001 and 2003, respectively. He also has served as a Director of Morgan Asset Management, Inc. since 1993. Mr. Morgan has been Chairman of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969.

J. Kenneth Alderman* Age 54, Trustee, Since 2003	Mr. Alderman has been President of Regions Morgan Keegan Trust and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has been Executive Vice President of Regions Financial Corporation since 2000. He is a Certified Public Accountant and a Chartered Financial Analyst.

Jack R. Blair Age 64, Trustee, Since 2005	Mr. Blair serves as non-executive Chairman of dj Orthopedics, Inc. He also serves as a Director of NuVasive, Inc., Buckman Laboratories, Inc. and Active Implants Corporation. Mr. Blair served as non-executive Chairman of SCB Computer Technology, Inc. from September 2000 until March 2004 when the company was acquired by CIBER, Inc.

Albert C. Johnson Age 61, Trustee, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as Director of Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He was also with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

James Stillman R. McFadden Age 48, Trustee, Since 2003	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002 and President and Director of 1703, Inc. (restaurant management) since 1998. He also has served as a Director for several private companies since 1997.

W. Randall Pittman Age 52, Trustee, Since 2003	Mr. Pittman has been Chief Financial Officer of Emageon, Inc. (healthcare information systems) since 2002. From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller. He is a Certified Public Accountant, and was with the accounting firm of Ernst & Young, LLP from 1976 to 1983.

BOARD OF TRUSTEES AND TRUST OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Mary S. Stone Age 55, Trustee, Since 2003	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and has held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee.

Archie W. Willis III Age 48, Trustee, Since 2003	Mr. Willis has been President of Community Capital (financial advisory and real estate development consulting) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001.

The address of each Trustee is c/o Regions Morgan Keegan Select Funds, Fifty North Front Street, 21st Floor, Memphis, TN 38103.

OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Carter E. Anthony* Age 61, President, Since 2003	From 2002 to present, Mr. Anthony has served as President and Chief Investment Officer of Morgan Asset Management, Inc. From 2000 to 2002, he served as Executive Vice President and Director of Capital Management Group—Regions Financial Corporation. He holds the Chartered Financial Analyst designation.

Thomas R. Gamble* Age 63, Vice President, Since 2003	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

Joseph C. Weller* Age 67, Treasurer, Since 2003	Mr. Weller has been Executive Vice President and Chief Financial Officer of Morgan Keegan & Company, Inc. since 1969, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969. He also has served as a Director of Morgan Asset Management, Inc. since 1993.

Charles D. Maxwell* Age 52, Secretary and Assistant Treasurer, Since 2003	Mr. Maxwell has been a Managing Director of Morgan Keegan & Company, Inc. since 1998 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. since 1994. He has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell was also with the accounting firm of Ernst & Young, LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

J. Thompson Weller, Sr.* Age 41, Assistant Secretary, Since 2003	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995.

BOARD OF TRUSTEES AND TRUST OFFICERS

Name, Age, Position, Length of Service	Principal Occupation During Past Five Years

Michele L. Fowler* Age 37, Chief Compliance Officer, Since 2006	Ms. Fowler has been the Chief Compliance Officer of Morgan Asset Management, Inc. since 2006. She was a Senior Attorney and First Vice President of Morgan Keegan & Company, Inc. from 2002 to 2006. She was an Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison, LLP from 1997 to 2001.

Officers of the Funds are elected and appointed annually by the Board of Directors and hold office until they resign, are removed, or are otherwise disqualified to serve.

Joseph C. Weller is the father of J. Thompson Weller. The address of Messrs. Maxwell, Weller and Weller and Ms. Fowler is Fifty North Front Street, Memphis, Tennessee 38103. The address of Messrs. Anthony and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE

Regions Morgan Keegan Select Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

■	We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

■	We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

■	We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

■	We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

■	We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

SUPPLEMENTAL INFORMATION

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information

All of the Funds’ employees must adhere to the Funds’ policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

■	The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a website will be retained.

■	Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

■	We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 877-757-7424.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify

SUPPLEMENTAL INFORMATION

individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

PROXY VOTING POLICIES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolios’ securities according to a set of policies and procedures approved by the Funds’ board. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 877-757-7424, by visiting the Fund’s website at www.rmkfunds.com or by visiting the SEC’s website at www.sec.gov.

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings as of the first and third quarters of their fiscal year on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may view the Fund’s Form N-Q filings, without charge, by calling 877-757-7424 or by visiting the SEC’s website at www.sec.gov. The Funds’ Form N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information regarding the operation of the Public Reference Room.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2005, the amount of long term capital gain designated by Mid Cap Growth Fund, Mid Cap Value Fund and Intermediate Tax Exempt Bond Fund were $24,806,720, $13,896,743 and $417,781, respectively.

For the fiscal year ended November 30, 2005, 98.4%, 97.2%, and 43.5% of the distributions from net investment income paid by Growth Fund, Value Fund and Balanced Fund, respectively are qualifying dividends which may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with reporting of your distributions on form 1099-DIV.

Of the ordinary income (including short term capital gain) distributions made by Growth Fund, Balanced Fund and Value Fund during the year ended November 30, 2005, 95.6%, 91.4% and 43.3% qualified for the dividend received deduction available to corporate shareholders.

SUPPLEMENTAL INFORMATION

INVESTMENT ADVISER Morgan Asset Management, Inc. 417 North 20th Street, 15th Floor Birmingham, AL 35203	SUB-ADVISER TO REGIONS MORGAN KEEGAN SELECT MID CAP VALUE FUND Channing Capital Management, LLC 10 South LaSalle Street, Suite 2650 Chicago, IL 60603

CUSTODIAN Regions Bank 417 North 20th Street, 15th Floor Birmingham, AL 35203	LEGAL COUNSEL Kirkpatrick & Lockhart Nicholson Graham, LLP 1601 K Street, N.W. Washington, D.C. 20006

ADMINISTRATOR, DISTRIBUTOR & TRANSFER AGENT Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, TN 38103	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers, LLP Morgan Keegan Tower 50 North Front Street, Suite 1000 Memphis, TN 38103

Shares of Regions Morgan Keegan Select Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 877-757-7424. Please read the prospectus carefully before investing.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $6.2 billion in assets, the fund complex includes five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and four closed-end bond funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select High Income Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

Regions Morgan Keegan Select Short Term Bond Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS

■	RMK Advantage Income Fund, Inc. (NYSE: RMA)

■	RMK High Income Fund, Inc. (NYSE: RMH)

■	RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY)

■	RMK Strategic Income Fund, Inc. (NYSE: RSF)

Morgan Keegan & Company, Inc. is a full service broker dealer that provides personalized investment services to its clients from over 300 offices in 18 states. Please access our website www.morgankeegan.com to locate the Morgan Keegan branch nearest you or contact us at 1-800-366-7426. Morgan Keegan & Company, Inc. is a wholly owned subsidiary of Regions Financial Corporation, a regional financial holding company (NYSE: RF).

Regions Morgan Keegan Select Funds 2006 Semi-Annual Report

Alabama

Arkansas

Florida

Georgia

Illinois

Indiana

Iowa

Kentucky

Louisiana

Massachusetts

Mississippi

Missouri

New York

North Carolina

South Carolina

Tennessee

Texas

Virginia

Select

FUNDS

REGIONS MORGAN KEEGAN

Item 2. Code of Ethics.

Form N-CSR disclosure requirement is not applicable to the semi-annual report filing by the registrant.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement is not applicable to the semi-annual report filing by the registrant.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement is not applicable to the semi-annual report filing by the registrant.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the registrant’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Exhibits.

(a	)(1)	Not applicable.

(a	)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are filed herewith.

(a	)(3)	Not applicable.

(b	)	The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Fund specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Regions Morgan Keegan Select Funds

By (Signature and Title)	/s/ Carter E. Anthony
Carter E. Anthony, President

Date August 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carter E. Anthony
Carter E. Anthony, President

Date August 8, 2006

By (Signature and Title)	/s/ Joseph C. Weller
Joseph C. Weller, Treasurer

Date August 8, 2006